                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                             ENDED JUNE 30, 1999

Kemper Variable Series

                                                   [KEMPER VARIABLE SERIES LOGO]
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BLANK PAGE
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KEMPER VARIABLE SERIES

KEMPER MONEY MARKET PORTFOLIO
KEMPER TOTAL RETURN PORTFOLIO
KEMPER HIGH YIELD PORTFOLIO
KEMPER GROWTH PORTFOLIO
KEMPER GOVERNMENT SECURITIES PORTFOLIO
KEMPER INTERNATIONAL PORTFOLIO
KEMPER SMALL CAP GROWTH PORTFOLIO
KEMPER INVESTMENT GRADE BOND PORTFOLIO
KEMPER CONTRARIAN VALUE PORTFOLIO
KEMPER SMALL CAP VALUE PORTFOLIO
KEMPER VALUE+GROWTH PORTFOLIO
KEMPER HORIZON 20+ PORTFOLIO
KEMPER HORIZON 10+ PORTFOLIO
KEMPER HORIZON 5 PORTFOLIO
KEMPER BLUE CHIP PORTFOLIO
KEMPER GLOBAL INCOME PORTFOLIO
KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
KEMPER GLOBAL BLUE CHIP PORTFOLIO
KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
KEMPER AGGRESSIVE GROWTH PORTFOLIO
KEMPER TECHNOLOGY GROWTH PORTFOLIO

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS
STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT
ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

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ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR CONTRACT HOLDER:

In his July 22 Humphrey-Hawkins testimony on the economy and Fed policy, Federal Reserve Board Chairman Alan Greenspan indicated that the Fed will raise interest rates soon unless job creation slows and productivity continues to increase. But why, ask many investors, is the Fed tightening when there is no indication of inflation?

  Talk of rising interest rates began last spring, and on June 30 the Fed boosted the overnight bank lending rate one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again anytime soon -- although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth. The Fed might then decide that the June rate increase wasn't enough.

  That is exactly what appears to be happening. In his July 22 commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978, Greenspan didn't say that the Fed definitely would raise the overnight bank loan rate at its next meeting on August 24. Still, the tone of his report included more warnings than expected about the need to follow the June rate increase with another.

  The possibility of another rate hike frustrates many investors, who do not understand why the Fed is tightening when there are no signs of inflation. But Fed policymakers look at the rate hike another way: If the June 30 increase was not enough to bring inflation risks into balance, a "euphoric" rise in stocks may fuel increased consumer spending, which could necessitate a more disruptive adjustment later. If new data confirms this theory, the Fed will likely act promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy BEFORE an inflation problem arises.

  What data may confirm the Fed's theory? To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. The CPI is the standard measure of inflation in the United States, so a marked increase would suggest rising inflation.

  Employment growth also suggests inflation. Job creation has exceeded the growth of the working-age population by almost one-half a percentage point (0.50%) in the past year. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. Such cost increases have invariably presaged rising inflation in that past, and presumably would in the future.

  The Fed also believes that gross domestic product (GDP), the value of all goods and services produced in the United States, is growing faster than it would grow without inflation. The Fed believes that GDP can grow 3.0 percent to
3.5 percent per without generating inflation. Actual 1998 GDP growth was 4.3 percent, and 1999 GDP growth is projected to be 3.8 percent.

  Productivity growth is another indicator of inflation pressure. After languishing at about 1 percent in the 1970s and 1980s, productivity growth has been above 2 percent in each of the past three years. Over the past four quarters it has increased 2.8 percent, and could reach 3.5 percent if second-quarter productivity growth comes in close to 4 percent. According to the Fed, this has enabled output to grow beyond what normally would have been expected -- and has held down inflationary pressures. But productivity must continue to grow at an ever faster pace to keep inflation from accelerating. The Fed is concerned that the gains in technology that have fostered the productivity growth will slow, and any inflationary pressures in the labor market could ultimately show in product prices.

  The improving global economy could also contribute to inflation. Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that curtailed inflation in recent years. A rise in the price of imported crude oil -- which is used to make everything from gasoline to plastic bags -- is already up 57 percent this year. To the Fed, which cut interest rates by 75 basis points last year because of a slowdown in the global economy, raising interest rates in June and again in August or October is only "taking back" some of what it gave last year.

  Clearly, then, if the Fed does raise interest rates in August or October, it will do so to slow the economy. As a result, consumer spending will likely decrease, leading to a decline in corporate profits. That will have negative effects on capital spending. The end result could be a decline in the value of equities in general.

  Of course, if the economy slows naturally, the Fed is not likely to increase interest rates. If stock markets don't continue "outsized" gains, consumer spending could ease, and business investment could fall back, making a rate hike unnecessary. But for several years the Fed has been counting on an economic slowdown to keep inflation in check. So far, that hasn't happened. And now the Fed feels that unexploited profit-making opportunities made possible by



2
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ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on performance.

       The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                           NOW (7/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate(1)                       5.79                   4.72                   5.46                   6.22
Prime rate(2)                                  8.00                   7.75                   8.50                   8.50
Inflation rate(3)*                             1.96                   1.61                   1.68                   2.21
The U.S. dollar(4)                            -2.82                  -4.37                   8.79                   7.32
Capital goods orders(5)*                      -0.21                  12.89                  10.92                   7.87
Industrial production(5)*                      2.71                   1.55                   3.59                   5.07
Employment growth(6)                           2.33                   2.25                   2.43                   2.57


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. in the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of 6/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

low inflation and the growth of technology may mute a natural cyclical slowdown.
  All things considered, a hike of 25 basis points is likely when the Fed meets in August or October. But one rate hike will likely be the end of the Fed's interest in interest rates for the next six months. The Fed is unlikely to raise rates between November and February because of the Y2K issue: It doesn't want to encourage Y2K fears or appear responsible for Y2K-related volatility in the financial markets.
  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.
  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JULY 26, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, PLEASE TALK TO YOUR FINANCIAL REPRESENTATIVE. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING FEES, CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


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MANAGEMENT SUMMARY

KEMPER MONEY MARKET PORTFOLIO

In general, the Money Market Portfolio maintained a defensive, short average maturity strategy throughout the first half of 1999. Following several rate cuts in 1998, the markets were calm, interest rates appeared certain to remain steady for at least a few months and the yield curve offered no income reward for lengthening the portfolio.
  Largely, events unfolded as we expected. Our neutral average maturity policy provided us with the flexibility to react quickly to developing market opportunities. That flexibility proved an asset as, in light of a healthier-than-expected economy, the Federal Reserve raised rates in June.
  In light of these events, we began to look for opportunities to lengthen the portfolio's duration within our neutral range, because we expected some steepening of the yield curve. We will maintain a defensive posture because of the possibility of additional mandatory tightening and market uncertainties as the calendar changes into 2000.
  Going forward, we will also continue to emphasize high-quality credits, which should allow us to provide the stability and liquidity our investors expect from the Money Market Portfolio.

Frank J. Rachwalski, Jr.
Portfolio Manager

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

KEMPER TOTAL RETURN PORTFOLIO

The Total Return Portfolio's conservative approach to growth, as well as the stability provided by its fixed-income holdings, served the portfolio well during recent bouts of volatility in the markets, without dampening its ability to participate in the upswings. Overall, the portfolio stuck to its stock selection discipline, which helped us find good performers in nearly every sector of the stock market.
  Among the positive notes during the period was the performance of some more economically sensitive holdings, which benefited the portfolio as the market shifted into a more cyclical climate. In addition, the technology sector continued to be an area of strong performance. Specifically, the portfolio enjoyed good performance from names such as Hewlett-Packard, IBM, Tyco International and Unocal. Certain sectors, including health care and financials, fluctuated during the period, although those fluctuations provided opportunities to buy quality companies on short-term price weakness.
  We have also continued to focus on attractively priced stocks in areas that we believe will benefit from strong consumer confidence, including retail, leisure, entertainment, consumer services and media sectors.
  Once again, our bond holdings served as a stabilizing factor during dips in the market, although they can at the same time prevent the portfolio from experiencing the full measure of a market rally. As a balanced portfolio, though, that is a trade-off we willingly accept. We know that our investors put a premium on steady, consistent performance.
  Overall, we believe that a disciplined, diversified approach to investing still offers strong potential for long-term investors, and that a healthy economy and a robust market promise many attractive opportunities in the months ahead.

Gary Langbaum
Portfolio Manager

KEMPER HIGH YIELD PORTFOLIO(5)

1999 began on an optimistic note for the high-yield markets. Tame domestic default rates, benign inflation and strong mutual fund cash flows all added up to a positive outlook for the new year.
  What's more, the Brazilian financial crisis that hit in mid-January proved not to have the impact on the high-yield markets that the Russian crisis had late in 1998.
  Indeed, despite some turbulence in the first quarter of 1999, the High Yield Portfolio held its own and entered the second quarter strong, bolstered in part by holdings in the surging cable/wireless video sector. That performance was dampened somewhat late in the period, as a hefty new issue calendar added to woes created by the turbulent Treasury market and profit-taking following April's strong gains. Also, there were signs that the default rate was moving to higher-than-average levels.
  The good news is that strong supply, which hindered the market in the short term, offers us more and more opportunities to take advantage of good values in the markets in the second quarter. We continue to be encouraged by the outlook for the high-yield market, and whether an investor is total return-oriented or looking for income, high-yield investing might make a wise addition to a diversified investment portfolio.

Harry Resis, Jr.
Lead Portfolio Manager





4
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MANAGEMENT SUMMARY

KEMPER GROWTH PORTFOLIO

The Growth Portfolio underwent a small but significant change during the period, as we worked to bring the portfolio more closely in line with our pure growth strategy. Following the restructuring, the portfolio owned many of the same stocks it did previously, although we reduced the overall number of positions, eliminated some stocks and added others that offered consistent, sustainable earnings growth potential and excellent management.
  Following the restructuring, a primary objective of the portfolio was to closely mirror the sector weightings of the Russell 1000 Growth Index. With that in mind, we took steps to decrease the portfolio's stake in financial services stocks and bolstered its exposure to consumer durable names.
  Despite our efforts to increase both the quality and diversity of the portfolio, however, the market's tilt toward cyclical stocks hindered performance somewhat. Many quality growth stocks suffered in April and May, including portfolio holdings like Costco, American International Group and Pfizer. However, we kept our sights set on what we believe to be the best companies in each market sector, stock holdings that will serve the portfolio best in the long term.
  Despite the volatility of the past year, we continue to keep the portfolio's focus on quality growth names and a low-turnover management strategy. By focusing on long-term earnings growth as opposed to trying to guess the next market swing, we expect the portfolio to be well-positioned for the long term.

Valerie Malter
Portfolio Manager

KEMPER GOVERNMENT SECURITIES PORTFOLIO(6)

Rumors of a cooling economy didn't come to fruition as we entered 1999, and the government securities market suffered accordingly. Compounding the problem were renewed signs of strength in the Japanese markets.
  Despite that weakness, however, the Government Securities Portfolio stayed the course, understanding that the economy typically strengthens in the first quarter as individuals spend their tax refunds. We also expected, correctly, that Japanese repatriation would slow as the country's March 31 fiscal year deadline approached.
  The markets rebounded somewhat in March and April, although interest rate fears, fueled by higher-than-expected jumps in both the producer price index and the consumer price index, dampened performance in May. By June, however, hints that the Federal Reserve Board would raise rates were fully absorbed by the markets, which, combined with the relative attractiveness of mortgages, boosted returns late in the period.
  Going forward, we are quite optimistic about the outlook for the government securities market, and believe the portfolio is well-positioned to take advantage of likely opportunities in the second half of the year and beyond.

Richard L. Vandenberg
Portfolio Manager

KEMPER INTERNATIONAL PORTFOLIO(4)

1999 to date has proved a volatile period for international markets. But two themes dominated the period -- Japan and the Federal Reserve.
  Japan showed its first signs of strength in months, and we took steps to increase our exposure to the Asian markets, albeit with a wary eye. In March, seven of the fund's 10 leading performers were Japanese names, and we expect more growth from the area in the months to come.
  By contrast, the Federal Reserve acted to dampen international markets, as a backlash against the Fed's shift toward an upward rate bias depressed stocks in nearly all world markets. Also disappointing was last year's star, the European market. As a result of sluggish performance in the region, we reduced our weighting there somewhat, although prospects for the European markets are still good and the portfolio maintains many individual stocks with outstanding long-term potential.
  Sectors that stood out among all markets during the period included technology, media, commodity metals and economic cyclicals. The notably weak sectors were European financials and pharmaceuticals. Major individual positions that performed well included the industrial gas company BOC, which rose sharply as the economy improved and the company became the subject of takeover rumors. Likewise, STMicroelectronics got a boost on the back of surging demand for microchips.
  Despite a management change in the portfolio in the second quarter, its overall strategy has not changed. While we continue to make stock-specific adjustments to the portfolio's positioning, we have generally opted to stick to the broader strategies that were adopted earlier in the year. Looking forward, we are optimistic that the international markets will continue to be propelled by the prospect of further recovery in Asia, better prospects for economic growth and greater corporate focus on profitability.

Irene Cheng
Joan Gregory
Portfolio Managers



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MANAGEMENT SUMMARY

KEMPER SMALL CAP GROWTH PORTFOLIO(3)

In spite of volatility at points during the first half of 1999, market conditions for small-cap stocks have improved recently, and we continue to find many good values within the portfolio's investment universe. In light of this fact, we believe the portfolio is well-positioned for the near term and for the future as well.
  Over the past several months, the portfolio has increased holdings in several sectors, including retail, capital goods and Internet-related companies. We have found many stocks in these areas that are trading at attractive multiples and could perform well in an accelerating economy.
  Equities in the technology sector continue to be an important part of the portfolio's long-term focus, and selected issues have enjoyed success early in 1999. Performers of late include chip manufacturers like Cree Research as well as Internet-focused companies like Verity.
  On the downside, health care stocks suffered early in the period, primarily due to legislative uncertainty. However, as the year wears on, we're keeping our eyes peeled for attractive opportunities in the sector.
  We believe the outlook is very positive for the Small Capitalization Growth Portfolio. Large-cap stocks are making a bit more room for smaller issues, especially as the U.S. economy continues strong. Despite the fact that the attractiveness of small-cap stocks is not yet fully appreciated, however, we are continuing to take advantage of the many individual buying opportunities within our universe. And we will continue to follow the growth-at-the-right-price investment strategy that has proved successful for us over time.

Kurt Stalzer
Portfolio Manager

KEMPER INVESTMENT GRADE BOND PORTFOLIO

The big news in the fixed-income markets during the first half of the year was the Federal Reserve's decision to hike short-term rates 25 basis points and shift from a tightening bias to a neutral bias. The move was perhaps the most well-announced rate hike in history, and it was discounted by the markets well in advance.
  The hike and the expectations that preceded it took a toll on most fixed-income securities, resulting in negative returns during most of the year.
  At the same time, spreads widened toward the middle of period, putting pressure on corporate securities and causing them to underperform relative to Treasuries. Corporates have also suffered due to an influx of new issues and a wariness on the part of some buyers due to the uncertainty surrounding Y2K. Together, these events provided us with an excellent buying opportunity.
  Going forward, we expect many of these buying opportunities to continue and expect to further increase our exposure to the corporate sector. We may not see an immediate benefit from this strategy, but the portfolio does not take a short-term view of performance. We believe the moves we are making now will be quite fruitful for the portfolio over time, a view we think best benefits our investors.

Robert Cessine
Portfolio Manager

KEMPER CONTRARIAN VALUE PORTFOLIO

After many months of extreme, narrow market conditions, the Contrarian Value Portfolio took full advantage of the recent broadening trend in stocks. We have spent much of 1999 working on improving the portfolio's diversification, lowering its price-to-earnings ratio, raising its dividend yield and improving its projected growth rate.
  At the same time, we sold many holdings whose P/Es rose to levels that exceeded the wider market or no longer offered a favorable risk/reward tradeoff, such as Hewlett-Packard, Avery Dennison and Chevron.
  Despite the fact that, until recently, the market has primarily favored stocks in which the Contrarian Portfolio won't invest, we've been pleased with the portfolio to date and look forward to even more opportunities to add long-term value -- stocks that appear to have limited downside potential and solid returns. Some areas we have favored recently include depressed blue-chip stocks, high-quality food industry stocks, and a host of individual, value-oriented issues like Honeywell and Newell Companies.
  Sectors that have contributed to portfolio performance recently include basic industry, capital goods and retail trade. Many of these sectors have been aided by the trend toward a broader market.
  We are currently seeing a shift that we expect may create more opportunities for value stocks in general and the Contrarian Value Portfolio in particular. In light of those potential opportunities, we will continue to keep the portfolio well-positioned for the future by focusing on low-valuation holdings that give the portfolio a favorable risk/reward profile. In short, we are quite pleased with the portfolio's composition and are optimistic about its long-term prospects.

Thomas Sassi
Portfolio Manager






6
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MANAGEMENT SUMMARY

KEMPER SMALL CAP VALUE PORTFOLIO(3)

To a large extent, the sharp disparity between large vs. small stocks and growth vs. value stocks continued unabated during the first half of 1999. A small but significant turning point came in April, when the portfolio rose sharply as the market's attention began to broaden.
  Although we did not see many positive results early in 1999, we did use the down market as an opportunity to add value to the portfolio. Our team-oriented, bottom-up approach to stock selection helped us identify many new names that we believe have outstanding long-term prospects. One example is Xylan, an Internet equipment business, which was acquired by Alcatel at a significant premium to our purchase price.
  Despite our success with Xylan, our strict valuation criteria did not allow the portfolio to participate much in the Internet mania that has characterized the last few months, although technology positions we do have performed respectably during the period. Likewise, the materials and processing sector performed well for us late in the period, as did durable stocks such as Briggs & Stratton.
  Overall, we feel we have a diversified, undervalued portfolio of solid companies, which positions us well for the future. Regardless of market conditions, we will continue to focus on a bottom-up approach to stock selection, identifying companies with considerable value relative to the market. When small caps gain back their strength, we expect that strategy to serve us well.

Steven T. Stokes
Portfolio Manager

KEMPER VALUE+GROWTH PORTFOLIO

The market's general tilt toward overvalued, large-cap growth stocks hindered performance of the portfolio somewhat in recent months, although we've seen a more beneficial, broadening market climate of late and expect it to continue as stocks continue their climb.
  The portfolio remained fairly evenly divided between value and growth stocks during the period, both of which provided some solid gains on an individual basis. Overall, though, growth stocks led the way during most of the year, as they have for some time. Although that bias hindered short-term performance, it allowed us to find many attractive value-oriented stocks, which should aid the portfolio as the market continues to expand its focus.
  Given the markets' unpredictability, we steered away from sector-based forecasting and focused on individual stock selection instead. Some names that performed well for us during the period include software companies such as Legato Systems and Veritas, computer systems firms like Tech Data and QLogic, an information-technology services company. On the downside, we saw insurance and pharmaceutical stocks lag early in the year.
  We have long anticipated that the market would need to expand its focus to include smaller, value-oriented stocks before it could continue its climb. With that in mind, we bought many issues we felt would benefit from that trend and now feel the portfolio's fundamental characteristics offer good potential in this increasingly healthy market climate. The valuations and growth potential of many of our holdings are excellent, and we are quite optimistic about the future.

Robert Tymoczko
Portfolio Manager

KEMPER HORIZON 20+, HORIZON 10+
AND HORIZON 5 PORTFOLIOS

In the first quarter of 1999, the market continued in the direction we had seen during most of 1998: large-cap stocks beat out small caps, growth stocks beat value. For the Horizon Portfolios, which use a disciplined, quantitative approach to investing, that meant that many of our holdings remained on the periphery of the action in the stock markets.
  But the portfolios stayed the course, avoiding high-priced market favorites in favor of a long-term view. For example, we underweighted technology stocks relative to the Russell 1000 index, focusing instead on smaller stocks that offer the strong growth rates and attractive relative valuations demanded by our quantitative models.
  Despite our rather contrarian stance, the Horizon Portfolios had success with a number of individual issues during the first quarter, including Sun Microsystems, Scientific-Atlanta, Wet Seal and Nine West Group as well as a number of international stocks.
  Our patience and focus began to pay off in the second quarter, as the market began at long last to turn its attention toward smaller cap, value-oriented issues. The portfolios' diversification suddenly became an asset, and all posted strong performance in April. Cyclical stocks such as Ingersoll-Rand, Trinity Industries and Dow Chemical all flourished in this environment.
  The market continued its broadening trend as the period came to a close, and we are quite encouraged about opportunities available to the portfolios in the months ahead. We will continue to adhere to our disciplined, quantitative focus, believing that, over the long term, remaining clear-sighted and cool-headed is the most sensible course. We remain confident about the longer-term potential of a diversified approach that includes a broad variety of assets.

Robert Tymoczko
Portfolio Manager

MANAGEMENT SUMMARY

KEMPER BLUE CHIP PORTFOLIO

Despite ongoing volatility in the markets and the continued overpricing of many market-leading blue-chip stocks, the Blue Chip Portfolio enjoyed healthy performance during the first half of 1999. Despite conditions, our focus remained fixed on our growth-at-a-reasonable-price discipline, which helped us identify several attractive stocks over the period.
  One example of a sector that met our growth and pricing criteria was the media sector. Strong performers for the period included Young & Rubicam, Univision, Tribune and AT&T-Liberty Media. Toward the end of the period, we paired back several of our better-performing holdings to capture profits, in keeping with our price discipline.
  Over the period, we've seen the market slowly turn its favor toward cyclical stocks. With that in mind, several of our cyclical holdings, including Emerson Electric, and Canadian National, contributed to healthy gains recently.
  On the downside, exposure to the financial sector dampened our overall performance somewhat. However, because we only purchase names that offer attractive growth potential and attractive valuations, we not only sidestepped the worst of those declines, but we found many solid individual performers.
  Going forward, we expect both volatility and overpricing to continue among blue-chip stocks, at least in the near future. But, as part of our broad investment philosophy, we expect that uncertainty will always be present. So we will respond to that uncertainty with a thoughtful, prudent, long-term investment discipline that we feel has the potential to translate those challenges into opportunity for our investors.

Tracy McCormick
Portfolio Manager

KEMPER GLOBAL INCOME PORTFOLIO(1,4)

Overall, 1999 to date has proved a difficult period for bond investors worldwide. Healthy growth, a rise in interest rates in the U.S. and currency weakness abroad all added up to uncertainty and generally unimpressive returns from most markets.
  Early in the year, we made significant changes to the Global Income Portfolio in an effort to increase current income levels. For example, we reduced our exposure to U.S. Treasury securities in favor of dollar-denominated eurobonds and Brady bonds. At the time, we also switched our exposure in the euro markets from Austrian and Spanish bonds to German and Irish issues that offered higher yields. However, weakness of the euro vs. the dollar led to some disappointing results in March.
  At that time, we also decreased our exposure to Canada, whose positive growth forecasts are likely to put pressure on bond yields.
  Good news came in April, as a publication from the International Monetary Fund reported an uncertain growth forecast and diminished concerns about capital flow. The bond markets responded favorably, although the Federal Reserve Board's decision to tighten rates shortly thereafter caused spreads to widen, which hurt some of the spreads we held in the portfolio. Nonetheless, our hedged positions against the yen and the euro served the fund well, as the U.S. dollar continued to gain strength.

Jan Faller
Portfolio Manager

KEMPER-DREMAN HIGH RETURN
EQUITY PORTFOLIO(2)

1999 began much like 1998 -- overvalued, large-cap technology stocks continued in favor, while fundamentally solid companies with reasonable price-to-earnings multiples languished. For value investors like the High Return Equity Portfolio, it had the makings of a difficult period, albeit one that allowed to us to add significantly to our portfolio holdings. Within a month or so, however, we began to see a shift as the market slowly began to turn its attention to issues it had previously overlooked.
  During the period, we continued to look for financially sound companies with low price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios. As contrarians, we're always loath to pay a premium for any stock, and this year was no different.
  With that in mind, we found opportunities in many sectors that had been beaten down to their lowest levels in three years, such as financial and tobacco stocks. We continue to believe that companies like RJ Reynolds and Phillip Morris are enormously undervalued. We also experienced a boost from our major position in oil, which we believe will continue to perform as oil prices creep up.
  In general, and in keeping with our philosophy, we stayed away from the relatively narrow group of stocks the market seemed to like, such as Internet-oriented financial stocks, which we believe are overvalued and speculative.
  The market seems to have begun a broadening trend. If the trend continues and fundamentally strong but undervalued companies receive the attention we think they deserve, the portfolio could enjoy some potentially strong performance in the months ahead. Either way, we will continue to stay the course, believing that keeping an eye on quality companies and long-term performance is always the wisest strategy.

David N. Dreman
Portfolio Manager

MANAGEMENT SUMMARY

KEMPER-DREMAN FINANCIAL SERVICES
PORTFOLIO(2)


After a difficult 1998, the tide is starting to turn in favor of value stocks. In light of the market's focus on a handful of large growth stocks and Internet issues, we structured a conservative portfolio with many undervalued names that we believed would greatly enhance performance when the market's focus began to broaden. Now that we are seeing what we feel is the beginning of that shift, we are quite optimistic about the fund's prospects, despite the recent downturn in financial stocks as a result of interest rate fears.

  Because many of the stocks we favor have been overlooked by the market, we have recently identified some excellent buying opportunities. For example, we see regional banks and property and casualty insurers as having outstanding long-term growth prospects, and we focused many of our investments in those areas.

  Because of our value investment philosophy, we have generally steered clear of some of the so-called "hot" financial stocks, such as Internet-based financial companies and high-risk secondary lending firms. In general, we see many of these issues as speculative due to their overreliance on a surging stock market and a robust economy.

  We fully expect that the growth in financial services as a sector will continue at a healthy rate. Banks, for example, have a good deal more growth ahead as ongoing consolidation among regional firms boosts stock prices. We've been pleased with our performance, although we hope that the recent gains by value stocks signal even better times ahead. Regardless of short-term trends, however, we believe that our contrarian investment approach continues to offer attractive long-term benefits for our investors.

David N. Dreman

Portfolio Manager

KEMPER GLOBAL BLUE CHIP
PORTFOLIO(4,7)


1999 to date has been a mixed period for investors of all kinds, particularly those who, like the Global Blue Chip Portfolio, generally avoid taking big stakes in large-cap, high-valuation investments. We have also kept our perspective on the real risks that we think can be associated with transitions in the global economy, so we have taken steps to maintain a more conservative profile for the portfolio.

  There were several notable events during the period. Our "ultimate subcontractor" theme, which focuses on low-cost producers able to protect their wealth, recently turned in some benefits for the portfolio. Within that theme, YPF, a petroleum company, and Rio Tinto Zinc both posted gains recently. Likewise, our "first world savings" theme, which focuses on institutions that may benefit from increased savings efforts by individuals in developed markets, led us to add Prudential Insurance, a UK company, to the portfolio.

  The European markets turned in conflicting results for the period, in part due to the concerns earlier in the year about the currency devaluation in Brazil. Japan, however, showed some promising signs of recovery, and we made a significant re-entry into that market. The portfolio added names like Mitsubishi Estate, Bank of Tokyo-Mitsubishi and Sanwa Bank.

  Overall, we are optimistic about the future. A broadening US market will prove beneficial for the portfolio, as will strength in Europe and signs of health in Japan. We believe our disciplined, theme-oriented approach to the markets has the portfolio well-positioned to capitalize on these and other potential developments around the globe.

Diego Espinosa

Portfolio Manager

KEMPER INTERNATIONAL GROWTH AND
INCOME PORTFOLIO(4,7)


For the most part, 1999 started much like 1998 -- with growth stocks taking center stage and value stocks underperforming. The good news is we've seen a slight broadening in the markets recently, a trend that has given many of our holdings a long-awaited boost.

  Despite conditions, the focus of the portfolio has remained on identifying relative yield -- the universe of stocks offering incrementally higher yields than their broader markets. We believe a relative yield approach best identifies stocks that are undervalued and helps the portfolio stay a steady course.

  With that strategy in mind, we sought out both regions that we thought would show strength during the year and those sectors best positioned to benefit from some of the positive changes occurring in the regions like Asia. Among our Asian holdings, companies like Nintendo Co., Industrial Bank of Japan and Sakura performed very well during the period, and we took on a number of other new Asian names as well.

  The weakening of European currencies dampened returns from that region, a disappointing development given the excitement surrounding the launch of the euro. Nonetheless, we are still very optimistic about the region and remain positioned in European cyclicals.

  Going forward, we see continued prospects for European economic strengthening and for Asia to continue its recovery. But many other regions and countries, such as Russia, continue to be sources of trouble. The portfolio generally does not invest in emerging markets and will continue to concentrate its investments in companies and regions that offer good upside without undue levels of risk.

Sheridan Reilly

Portfolio Manager

MANAGEMENT SUMMARY

KEMPER AGGRESSIVE GROWTH PORTFOLIO(8)

Introduced into the Kemper Variable Series starting May 1, 1999, the Aggressive Growth Portfolio offers additional diversification and strong performance potential to Kemper Annuity investors willing to accept an added measure of risk in their investment strategy.

  The portfolio's first two months in the Kemper Variable Series proved mixed, primarily because small-cap stocks, which the portfolio favors, remain somewhat out of favor compared with their larger-capitalization cousins. Plus, the market shifted in favor of cyclical stocks, causing some of the portfolio's holdings -- including several technology and health care names -- to stumble.

  Recently, however, we have reaped gains from stocks in a variety of areas, including billboard advertiser Outdoor Systems, Vitesse Semiconductor and Cinar Films. Two technology-oriented contract manufacturers, Solectron and Sanmina, also contributed to portfolio performance.

  Overall, the Aggressive Growth Portfolio is geared toward solid, long-term performance. With that in mind, we do not respond to or try to predict short-term swings in the market. We seek out stocks that offer an ideal balance between liquidity and high growth potential, and sell when certain issues no longer meet our stringent criteria. With that in mind, we believe the portfolio is well-positioned for the future, and could prove an outstanding long-term performer if the market eventually shifts back in favor of the kinds of small stocks we hold.

Sewall Hodges

Portfolio Manager

KEMPER TECHNOLOGY PORTFOLIO(9)

Introduced into the Kemper Variable Series starting May 1, 1999, the Technology Portfolio offers Kemper Annuity investors the chance to participate in one of the most dynamic and fastest-growing sectors of the economy. The portfolio invests in businesses throughout the technology sector, focusing on those with healthy fundamentals, outstanding products and proven business models.

  As opposed to chasing overpriced, "hot" stocks -- many of them Internet-related -- the portfolio instead includes the stocks of semiconductor and component manufacturers, software firms, and telecommunications and data communications companies. When we do purchase Internet stocks, we tend to focus on names that are in tune with the service and equipment needs of the Internet, such as Cisco Systems.

  Despite the enormous long-term growth potential of the technology sector, however, we have been somewhat cautious in recent months. April through October have historically proved themselves to be slow periods in the sector, and uncertainty surrounding Y2K's potential impact on corporate spending and the PC industry is a cause for concern. That, combined with the fact we believe the portfolio is already well-positioned for the coming months, has kept the portfolio in a wait-and-see mode of late.

  Overall, the Technology Portfolio is geared toward solid, long-term performance from a sector that we believe will only become more important in years to come. It's important to point out, however, that, while it offers some potentially handsome rewards, technology investing can also expose a portfolio to significant volatility. For investors willing and able to weather those ups and downs, this is a portfolio well-positioned for the future.

Jim Burkart

Portfolio Manager

MANAGEMENT SUMMARY

  (1) SPECIAL RISK CONSIDERATIONS ARE ASSOCIATED WITH A NON-DIVERSIFIED PORTFOLIO. THIS PRESENTS GREATER RISK OF LOSS OF PRINCIPAL AS FINANCIAL CONDITIONS OR THE MARKET ASSESSMENT OF SUCH SECURITIES CHANGES. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE PROSPECTUS.

  (2) THE PORTFOLIO MAY CONCENTRATE INVESTMENTS IN SPECIFIC SECTORS, WHICH CREATES SPECIAL RISK CONSIDERATIONS.

  (3) INVESTMENTS BY THE PORTFOLIO IN SMALL COMPANIES PRESENT GREATER RISK OF LOSS THAN INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES.

  (4) SPECIAL RISK CONSIDERATIONS ARE ASSOCIATED WITH INVESTMENTS IN NON-U.S. COMPANIES, INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENTAL REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY THAT MAY ADVERSELY AFFECT THE PORTFOLIO.

  (5) INVESTMENT BY THE PORTFOLIO IN LOWER-RATED AND NON-RATED BONDS PRESENTS GREATER RISK TO PRINCIPAL AND INCOME THAN INVESTMENTS IN HIGHER-QUALITY SECURITIES.

  (6) ACCUMULATION UNITS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

  (7) THE ADVISOR HAS AGREED TO CERTAIN FEE WAIVERS OR REDUCTIONS FOR THE KEMPER INTERNATIONAL GROWTH AND INCOME, KEMPER GLOBAL BLUE CHIP. WITHOUT SUCH WAIVERS, THE PERFORMANCE FIGURES FOR THESE SUBACCOUNTS WOULD BE LOWER.

  (8) THIS IS A NONDIVERSIFIED FUND. THIS PRESENTS GREATER RISK OF LOSS OF PRINCIPAL AS THE FINANCIAL CONDITION FOR THE MARKET'S ASSESSMENT OF SUCH SECURITIES CHANGES.

  (9) CONCENTRATION OF THE PORTFOLIO'S INVESTMENT IN TECHNOLOGY STOCKS MAY PRESENT A GREATER RISK THAN INVESTMENT IN A MORE DIVERSIFIED PORTFOLIO. INVESTMENT BY THE PORTFOLIO IN EMERGING TECHNOLOGY COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN MORE ESTABLISHED TECHNOLOGY COMPANIES.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (unaudited)
(IN THOUSANDS)

                                                                 KEMPER         KEMPER         KEMPER
                                                                  MONEY          TOTAL          HIGH
                                                                 MARKET         RETURN          YIELD
                                                                PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $185,859, $775,292, $457,161,
$509,263, $134,862, $175,542, $160,571, $65,205, $280,374,
$94,694 and $137,370, respectively)                             $185,859        907,208        431,312
-------------------------------------------------------------------------------------------------------
Cash                                                                  --            296             --
-------------------------------------------------------------------------------------------------------
Repurchase agreements (Cost: $11,222)                                 --             --             --
-------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                    --          3,287            777
-------------------------------------------------------------------------------------------------------
  Portfolio shares sold                                               --             --             --
-------------------------------------------------------------------------------------------------------
  Dividends and interest                                             359          6,928          8,117
-------------------------------------------------------------------------------------------------------
  Foreign taxes                                                       --             --             --
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
contracts                                                             --             --             --
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                 186,218        917,719        440,206
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Cash overdraft                                                       941             --          4,798
-------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                               --          5,997            694
-------------------------------------------------------------------------------------------------------
  Dividends                                                          362             --             --
-------------------------------------------------------------------------------------------------------
  Management fee                                                      68            342            220
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              --             10             34
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                            13             51             26
-------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
  contracts                                                           --             --             --
-------------------------------------------------------------------------------------------------------
    Total liabilities                                              1,384          6,400          5,772
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $184,834        911,319        434,434
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                 $184,834        724,328        463,417
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency related transactions                                 --         41,755        (23,918)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                         --        131,916        (25,849)
-------------------------------------------------------------------------------------------------------
  Futures                                                             --             --             --
-------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                               --             --             --
-------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss)                            --         13,320         20,784
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $184,834        911,319        434,434
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

Shares outstanding                                               184,834        336,540        377,412
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (net assets /
shares outstanding)                                             $  1.000          2.708          1.151
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                  KEMPER                      KEMPER       KEMPER       KEMPER      KEMPER
     KEMPER     GOVERNMENT      KEMPER       SMALL CAP   INVESTMENT   CONTRARIAN   SMALL CAP      KEMPER
     GROWTH     SECURITIES   INTERNATIONAL    GROWTH     GRADE BOND     VALUE        VALUE     VALUE+GROWTH
    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     640,044     133,605        186,239       200,341      63,382      309,868       95,113      160,787
-----------------------------------------------------------------------------------------------------------
          --          --             --             1          --        2,116           --          158
-----------------------------------------------------------------------------------------------------------
          --          --             --            --          --           --       11,222           --
-----------------------------------------------------------------------------------------------------------
      10,106         965         19,146        10,410          --          824           42           --
-----------------------------------------------------------------------------------------------------------
          --          --             47             5          --           --           --           11
-----------------------------------------------------------------------------------------------------------
         290         930            347            36         568          530           75           99
-----------------------------------------------------------------------------------------------------------
          --          --            280            --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
          --          --              8            --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
     650,440     135,500        206,067       210,793      63,950      313,338      106,452      161,055
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
         669          61         10,574            --         375           --          105           --
-----------------------------------------------------------------------------------------------------------
       6,359         871          4,382         4,199          --        7,991           --           --
-----------------------------------------------------------------------------------------------------------
          --          --             --            --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
         308          62            118           101          35          198           67           97
-----------------------------------------------------------------------------------------------------------
           7          13             31             8          --           --           --           --
-----------------------------------------------------------------------------------------------------------
          36          13            110            10           2            7            3            2
-----------------------------------------------------------------------------------------------------------
          --          --             35            --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
       7,379       1,020         15,250         4,318         412        8,196          175           99
-----------------------------------------------------------------------------------------------------------
     643,061     134,480        190,817       206,475      63,538      305,142      106,277      160,956
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     462,003     136,865        160,663       158,820      64,755      240,303      108,981      131,447
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
      48,029      (5,124)        19,338         8,240        (939)      32,390       (3,280)       5,167
-----------------------------------------------------------------------------------------------------------
     130,781      (1,257)        10,697        39,770      (1,823)      29,494          419       23,417
-----------------------------------------------------------------------------------------------------------
          --          88             --            --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
          --          --            (28)           --          --           --           --           --
-----------------------------------------------------------------------------------------------------------
       2,248       3,908            147          (355)      1,545        2,955          157          925
-----------------------------------------------------------------------------------------------------------
     643,061     134,480        190,817       206,475      63,538      305,142      106,277      160,956
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
     197,428     117,081        128,244       100,539      57,918      165,762       95,035       92,546
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
       3.257       1.149          1.488         2.054       1.097        1.841        1.118        1.739
-----------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
June 30, 1999 (unaudited)
(IN THOUSANDS)


                                                                  KEMPER           KEMPER          KEMPER
                                                                HORIZON 20+      HORIZON 10+      HORIZON 5
                                                                 PORTFOLIO        PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $34,435, $61,687, $39,250,
$108,976, $6,201, $109,334, $25,774,
$9,128, $4,569, $1,514 and $3,678, respectively)                  $37,980          65,516          40,298
-----------------------------------------------------------------------------------------------------------
Cash                                                                1,298              33              84
-----------------------------------------------------------------------------------------------------------
Repurchase agreements (Cost: $549)                                     --              --              --
-----------------------------------------------------------------------------------------------------------
Foreign currency, at market                                            39              --              --
-----------------------------------------------------------------------------------------------------------
Deferred organization expense                                          --              --              --
-----------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  1,263             705             561
-----------------------------------------------------------------------------------------------------------
  Portfolio shares sold                                                --              --              --
-----------------------------------------------------------------------------------------------------------
  Dividends and interest                                              164             440             387
-----------------------------------------------------------------------------------------------------------
  Reimbursement from Adviser                                           --              --              --
-----------------------------------------------------------------------------------------------------------
  Foreign taxes                                                        13              17               8
-----------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
contracts                                                               2              --               1
-----------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                   40,759          66,711          41,339
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------------------------------------------

Cash overdraft                                                         --              --              --
-----------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                             1,514             395             477
-----------------------------------------------------------------------------------------------------------
  Management fee                                                       18              31              19
-----------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                2               1               4
-----------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                              8               9               5
-----------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
contracts                                                               3               2               1
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                               1,545             438             506
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $39,214          66,273          40,833
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------------------------------------------

Paid-in capital                                                   $33,943          59,503          38,217
-----------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency related transactions                               1,330           2,113             720
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                       3,545           3,829           1,048
-----------------------------------------------------------------------------------------------------------
  Futures                                                              --              --              --
-----------------------------------------------------------------------------------------------------------
  Options                                                              --              --              --
-----------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                                (2)              1               1
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss)                            398             827             847
-----------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $39,214          66,273          40,833
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
THE PRICING OF SHARES
-----------------------------------------------------------------------------------------------------------

Shares outstanding                                                 25,120          46,537          31,329
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (net assets /
shares outstanding)                                               $ 1.561           1.424           1.303
-----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                                                           KEMPER
     KEMPER      KEMPER     KEMPER-DREMAN   KEMPER-DREMAN    KEMPER     INTERNATIONAL     KEMPER       KEMPER
      BLUE       GLOBAL         HIGH          FINANCIAL      GLOBAL      GROWTH AND     AGGRESSIVE   TECHNOLOGY
      CHIP       INCOME     RETURN EQUITY     SERVICES      BLUE CHIP      INCOME         GROWTH       GROWTH
    PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
     129,175      5,914        113,629          27,356        9,941         4,677         1,663        3,968
---------------------------------------------------------------------------------------------------------------
         155          3              1               1           --            24            22           --
---------------------------------------------------------------------------------------------------------------
          --         --             --              --           --            --            --          549
---------------------------------------------------------------------------------------------------------------
          --          3             --              --           --            --            --           --
---------------------------------------------------------------------------------------------------------------
          --         --             --              --           --             2            --           --
---------------------------------------------------------------------------------------------------------------
          --         22          1,191               8          134           104            13           --
---------------------------------------------------------------------------------------------------------------
          --         --            158              22           64            --            11           58
---------------------------------------------------------------------------------------------------------------
          91         97            172              34           14            13            --           --
---------------------------------------------------------------------------------------------------------------
          --         --             --               4           34            96             6            5
---------------------------------------------------------------------------------------------------------------
           3         --             --              --            3             8            --           --
---------------------------------------------------------------------------------------------------------------
          --         41             --              --           --            --            --           --
---------------------------------------------------------------------------------------------------------------
     129,424      6,080        115,151          27,425       10,190         4,924         1,715        4,580
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
          --         --             --              --          130            --            --           --
---------------------------------------------------------------------------------------------------------------
       3,092         19          1,916             244          284            39            11          325
---------------------------------------------------------------------------------------------------------------
          61          4             64              14           --            --            --           --
---------------------------------------------------------------------------------------------------------------
           5          1              9               7           --             2             1            1
---------------------------------------------------------------------------------------------------------------
          34          3             36              28           10            26             6            6
---------------------------------------------------------------------------------------------------------------
          --         10             --              --           --            --            --           --
---------------------------------------------------------------------------------------------------------------
       3,192         37          2,025             293          424            67            18          332
---------------------------------------------------------------------------------------------------------------
     126,232      6,043        113,126          27,132        9,766         4,857         1,697        4,248
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
     107,857      6,353        105,592          25,434        9,030         4,873         1,552        3,925
---------------------------------------------------------------------------------------------------------------
      (2,006)      (136)         2,091             (29)         (95)         (147)           (4)          24
---------------------------------------------------------------------------------------------------------------
      20,199       (290)         4,295           1,582          813           108           149          290
---------------------------------------------------------------------------------------------------------------
          --         --            473              --           --            --            --           --
---------------------------------------------------------------------------------------------------------------
          --          3             --              --           --            --            --           --
---------------------------------------------------------------------------------------------------------------
          --         29             --              --            1            --            --           --
---------------------------------------------------------------------------------------------------------------
         182         84            675             145           17            23            --            9
---------------------------------------------------------------------------------------------------------------
     126,232      6,043        113,126          27,132        9,766         4,857         1,697        4,248
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
      89,196      6,148        106,255          25,792        9,133         5,298         1,551        3,857
---------------------------------------------------------------------------------------------------------------
       1.415       .983          1.065           1.052        1.069          .917         1.094        1.101
---------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (unaudited)
(IN THOUSANDS)

                                                                 KEMPER         KEMPER         KEMPER
                                                                  MONEY          TOTAL          HIGH
                                                                 MARKET         RETURN          YIELD
                                                                PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
  Dividends(a)                                                   $   --          3,199             325
-------------------------------------------------------------------------------------------------------
  Interest                                                        3,881         13,537          24,309
-------------------------------------------------------------------------------------------------------
    Total investment income                                       3,881         16,736          24,634
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                    385          2,359           1,387
-------------------------------------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                           12             49              43
-------------------------------------------------------------------------------------------------------
  Professional fees                                                   6             42              21
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                             6             --             108
-------------------------------------------------------------------------------------------------------
  Registration fee                                                    2             --              --
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                           19            249              29
-------------------------------------------------------------------------------------------------------
    Total expenses before expense waiver                            430          2,699           1,588
-------------------------------------------------------------------------------------------------------
Less expense waived and absorbed by investment manager               --             --              --
-------------------------------------------------------------------------------------------------------
    Total expenses absorbed by the portfolio                        430          2,699           1,588
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      3,451         14,037          23,046
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

Net realized gain (loss) from:
  Investments                                                        --         43,575          (6,307)
-------------------------------------------------------------------------------------------------------
  Futures                                                            --             --              --
-------------------------------------------------------------------------------------------------------
  Options                                                            --             --              --
-------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                              --             --              --
-------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                                         --         43,575          (6,307)
-------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on:
  Investments                                                        --          9,468          (4,382)
-------------------------------------------------------------------------------------------------------
  Futures                                                            --             --              --
-------------------------------------------------------------------------------------------------------
  Options                                                            --             --              --
-------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                              --             --              --
-------------------------------------------------------------------------------------------------------
    Net unrealized change in appreciation (depreciation)             --          9,468          (4,382)
-------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                       --         53,043         (10,689)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                       $3,451         67,080          12,357
-------------------------------------------------------------------------------------------------------

(a) Less foreign taxes withheld of $31, $14, $173, $59, $3 and $1 for the Kemper Total Return, Kemper Growth, Kemper International, Kemper Contrarian Value, Kemper Small Cap Value and the Kemper Value + Growth Portfolios, respectively.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                  KEMPER                      KEMPER       KEMPER       KEMPER      KEMPER
     KEMPER     GOVERNMENT      KEMPER       SMALL CAP   INVESTMENT   CONTRARIAN   SMALL CAP      KEMPER
     GROWTH     SECURITIES   INTERNATIONAL    GROWTH     GRADE BOND     VALUE        VALUE     VALUE+GROWTH
    PORTFOLIO   PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
      1,881           --          1,508          124           --        3,435         638         1,468
-----------------------------------------------------------------------------------------------------------
        264        4,241            138          180        1,734          666         194           106
-----------------------------------------------------------------------------------------------------------
      2,145        4,241          1,646          304        1,734        4,101         832         1,574
-----------------------------------------------------------------------------------------------------------
      1,882          362            743          626          180        1,046         366           573
-----------------------------------------------------------------------------------------------------------
         38           28             92           16            5           15          15             5
-----------------------------------------------------------------------------------------------------------
         28            5             26            9            3           11           5             6
-----------------------------------------------------------------------------------------------------------
         --           34             42           38            2           35          15            --
-----------------------------------------------------------------------------------------------------------
         --           50             --            8            1           --          --            --
-----------------------------------------------------------------------------------------------------------
        183            5             27           13            4           21           5            45
-----------------------------------------------------------------------------------------------------------
      2,131          484            930          710          195        1,128         406           629
-----------------------------------------------------------------------------------------------------------
         --           --             --           --           --           --          --            --
-----------------------------------------------------------------------------------------------------------
      2,131          484            930          710          195        1,128         406           629
-----------------------------------------------------------------------------------------------------------
         14        3,757            716         (406)       1,539        2,973         426           945
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     54,938       (1,022)        20,552       10,657         (643)      32,520          74         5,241
-----------------------------------------------------------------------------------------------------------
         --         (304)            --           --           --           --          --            --
-----------------------------------------------------------------------------------------------------------
         --           (2)            --           --           --           --          --            --
-----------------------------------------------------------------------------------------------------------
         --           --            133           --           --           --          --            --
-----------------------------------------------------------------------------------------------------------
     54,938       (1,328)        20,685       10,657         (643)      32,520          74         5,241
-----------------------------------------------------------------------------------------------------------
      6,107       (2,600)       (18,551)      (2,633)      (2,378)      (2,906)      4,837         4,217
-----------------------------------------------------------------------------------------------------------
         --           88             --           --           --           --          --            --
-----------------------------------------------------------------------------------------------------------
         --           --             --           --           --           --          --            --
-----------------------------------------------------------------------------------------------------------
         --           --            (45)          --           --           --          --            --
-----------------------------------------------------------------------------------------------------------
      6,107       (2,512)       (18,596)      (2,633)      (2,378)      (2,906)      4,837         4,217
-----------------------------------------------------------------------------------------------------------
     61,045       (3,840)         2,089        8,024       (3,021)      29,614       4,911         9,458
-----------------------------------------------------------------------------------------------------------
     61,059          (83)         2,805        7,618       (1,482)      32,587       5,337        10,403
-----------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended June 30, 1999 (unaudited)
(IN THOUSANDS)


                                                                  KEMPER           KEMPER          KEMPER
                                                                HORIZON 20+      HORIZON 10+      HORIZON 5
                                                                 PORTFOLIO        PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------
  Dividends(a)                                                    $  319              396             141
-----------------------------------------------------------------------------------------------------------
  Interest                                                           253              804             720
-----------------------------------------------------------------------------------------------------------
    Total investment income                                          572            1,200             861
-----------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                     113              184             108
-----------------------------------------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                          21               22              18
-----------------------------------------------------------------------------------------------------------
  Professional fees                                                    3                3               2
-----------------------------------------------------------------------------------------------------------
  Reports to shareholders                                              8               12               7
-----------------------------------------------------------------------------------------------------------
  Registration fee                                                    --                1               1
-----------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                            11               15              10
-----------------------------------------------------------------------------------------------------------
    Total expenses before expense waiver                             156              237             146
-----------------------------------------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager               --               --              --
-----------------------------------------------------------------------------------------------------------
    Total expenses absorbed by the portfolio                         156              237             146
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         416              963             715
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------

Net realized gain (loss) from:
  Investments                                                      1,467            2,248             956
-----------------------------------------------------------------------------------------------------------
  Futures                                                             --               --              --
-----------------------------------------------------------------------------------------------------------
  Options                                                             --               --              --
-----------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                               (5)              (5)             (3)
-----------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                                       1,462            2,243             953
-----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on:
  Investments                                                        174             (420)           (671)
-----------------------------------------------------------------------------------------------------------
  Futures                                                             --               --              --
-----------------------------------------------------------------------------------------------------------
  Options                                                             --               --              --
-----------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                               (2)               1               1
-----------------------------------------------------------------------------------------------------------
    Net unrealized change in appreciation (depreciation)             172             (419)           (670)
-----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                     1,634            1,824             283
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $2,050            2,787             998
-----------------------------------------------------------------------------------------------------------

(a) Less foreign taxes withheld of $6, $8, $2, $7, $5, $4 and $4 for the Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5, Kemper Blue Chip, Kemper-Dreman High Return Equity, Global Blue Chip and the Kemper International Growth and Income Portfolios, respectively.

(b) For the period from May 1, 1999 (commencement of operations) to June 30,
    1999.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

                                                                           KEMPER
                 KEMPER     KEMPER-DREMAN   KEMPER-DREMAN    KEMPER     INTERNATIONAL      KEMPER         KEMPER
     KEMPER      GLOBAL      HIGH RETURN      FINANCIAL      GLOBAL        GROWTH        AGGRESSIVE     TECHNOLOGY
    BLUE CHIP    INCOME        EQUITY         SERVICES      BLUE CHIP    AND INCOME        GROWTH         GROWTH
    PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO(B)   PORTFOLIO(B)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
        534         --          1,061             277           52            77             --             --
-------------------------------------------------------------------------------------------------------------------
        225        147            404              21           21            11              2             12
-------------------------------------------------------------------------------------------------------------------
        759        147          1,465             298           73            87              2             12
-------------------------------------------------------------------------------------------------------------------
        321         20            315              81           30            20              2              3
-------------------------------------------------------------------------------------------------------------------
          4          5             30              23          106            75              7              7
-------------------------------------------------------------------------------------------------------------------
          5          1              3               2            1            --              2              2
-------------------------------------------------------------------------------------------------------------------
         17          1              8               3            2             1              1              1
-------------------------------------------------------------------------------------------------------------------
          1         --              4               1           --            --             --             --
-------------------------------------------------------------------------------------------------------------------
          6          1              9               8            7             9              3              3
-------------------------------------------------------------------------------------------------------------------
        354         28            369             118          146           105             15             16
-------------------------------------------------------------------------------------------------------------------
         --         --             (4)            (11)         (99)          (82)           (13)           (13)
-------------------------------------------------------------------------------------------------------------------
        354         28            365             107           47            23              2              3
-------------------------------------------------------------------------------------------------------------------
        405        119          1,100             191           26            64             --              9
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
      1,112       (119)         1,783             (32)         (43)          (30)            (4)            24
-------------------------------------------------------------------------------------------------------------------
         --         --            958              --           --            --             --             --
-------------------------------------------------------------------------------------------------------------------
         --         --             --              --           --            --             --             --
-------------------------------------------------------------------------------------------------------------------
         --         (1)            --              --           (1)           (7)            --             --
-------------------------------------------------------------------------------------------------------------------
      1,112       (120)         2,741             (32)         (44)          (37)            (4)            24
-------------------------------------------------------------------------------------------------------------------
     10,893       (393)         2,171           1,277          666            55            149            290
-------------------------------------------------------------------------------------------------------------------
         --         --             --              --           --            --             --             --
-------------------------------------------------------------------------------------------------------------------
         --          3             --              --           --            --             --             --
-------------------------------------------------------------------------------------------------------------------
         --         29             --              --            1            --             --             --
-------------------------------------------------------------------------------------------------------------------
     10,893       (361)         2,171           1,277          667            55            149            290
-------------------------------------------------------------------------------------------------------------------
     12,005       (481)         4,912           1,245          623            18            145            314
-------------------------------------------------------------------------------------------------------------------
     12,410       (362)         6,012           1,436          649            82            145            323
-------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (unaudited) and the year ended December 30, 1998
(IN THOUSANDS)

                                                                          KEMPER
                                                                       MONEY MARKET
                                                                         PORTFOLIO
                                                                ---------------------------
                                                                  1999               1998
-------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income (loss)                                  $  3,451              6,049
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                            --                 --
-------------------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)                    --                 --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                       3,451              6,049
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (3,451)            (6,049)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                                 --                 --
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (3,451)            (6,049)
-------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions           32,904             51,787
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           32,904             51,787
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of period                                              151,930            100,143
-------------------------------------------------------------------------------------------
END OF PERIOD                                                   $184,834            151,930
-------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD            $     --                 --
-------------------------------------------------------------------------------------------

                                                                          KEMPER
                                                                       INTERNATIONAL
                                                                         PORTFOLIO
                                                                ---------------------------
                                                                  1999               1998
-------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $    716              2,029
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                        20,685             24,326
-------------------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)               (18,596)            (6,982)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                       2,805             19,373
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (2,325)            (2,412)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (24,985)            (7,437)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (27,310)            (9,849)
-------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions            2,123              3,629
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (22,382)            13,153
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of period                                              213,199            200,046
-------------------------------------------------------------------------------------------
END OF PERIOD                                                   $190,817            213,199
-------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD            $    147              1,756
-------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

      KEMPER              KEMPER              KEMPER                KEMPER
   TOTAL RETURN         HIGH YIELD            GROWTH              GOVERNMENT
    PORTFOLIO            PORTFOLIO           PORTFOLIO       SECURITIES PORTFOLIO
------------------   -----------------   -----------------   ---------------------
 1999       1998      1999      1998      1999      1998       1999        1998
----------------------------------------------------------------------------------
 14,037     27,359    23,046    40,669        14     1,675      3,757       6,436
----------------------------------------------------------------------------------
 43,575     45,478    (6,307)    1,609    54,938    (4,560)    (1,328)      1,541
----------------------------------------------------------------------------------
  9,468     43,475    (4,382)  (33,856)    6,107    85,608     (2,512)     (1,055)
----------------------------------------------------------------------------------
 67,080    116,312    12,357     8,422    61,059    82,723        (83)      6,922
----------------------------------------------------------------------------------
(27,964)   (24,932)  (42,416)  (29,505)       --    (1,863)    (6,579)     (5,813)
----------------------------------------------------------------------------------
(46,608)  (110,813)       --        --        --   (93,144)        --          --
----------------------------------------------------------------------------------
(74,572)  (135,745)  (42,416)  (29,505)       --   (95,007)    (6,579)     (5,813)
----------------------------------------------------------------------------------
 53,388     97,860    22,368    71,544   (46,549)   77,819     17,931      35,420
----------------------------------------------------------------------------------
 45,896     78,427    (7,691)   50,461    14,510    65,535     11,269      36,529
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
865,423    786,996   442,125   391,664   628,551   563,016    123,211      86,682
----------------------------------------------------------------------------------
911,319    865,423   434,434   442,125   643,061   628,551    134,480     123,211
----------------------------------------------------------------------------------
 13,320     27,247    20,784    40,154     2,248     2,234      3,908       6,730
----------------------------------------------------------------------------------

     KEMPER              KEMPER              KEMPER              KEMPER
    SMALL CAP       INVESTMENT GRADE    CONTRARIAN VALUE        SMALL CAP
GROWTH PORTFOLIO     BOND PORTFOLIO         PORTFOLIO        VALUE PORTFOLIO
-----------------   -----------------   -----------------   -----------------
 1999      1998      1999      1998      1999      1998      1999      1998
-----------------------------------------------------------------------------
   (406)      (16)   1,539     1,701      2,973     4,433       426     1,076
-----------------------------------------------------------------------------
 10,657    (1,589)    (643)      286     32,520    15,335        74    (2,547)
-----------------------------------------------------------------------------
 (2,633)   31,648   (2,378)      402     (2,906)   17,408     4,837   (10,477)
-----------------------------------------------------------------------------
  7,618    30,043   (1,482)    2,389     32,587    37,176     5,337   (11,948)
-----------------------------------------------------------------------------
     --        --   (1,573)     (587)    (4,476)   (1,327)     (888)       --
-----------------------------------------------------------------------------
     --   (25,813)    (524)     (199)   (14,920)   (5,308)       --    (2,220)
-----------------------------------------------------------------------------
     --   (25,813)  (2,097)     (786)   (19,396)   (6,635)     (888)   (2,220)
-----------------------------------------------------------------------------
 (9,478)   66,690   14,962    35,048     28,176    70,854      (181)   40,069
-----------------------------------------------------------------------------
 (1,860)   70,920   11,383    36,651     41,367   101,395     4,268    25,901
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
208,335   137,415   52,155    15,504    263,775   162,380   102,009    76,108
-----------------------------------------------------------------------------
206,475   208,335   63,538    52,155    305,142   263,775   106,277   102,009
-----------------------------------------------------------------------------
     --        51    1,545     1,579      2,955     4,458       157       619
-----------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1999 (unaudited) and the year ended December 31, 1998
(IN THOUSANDS)

                                                                       KEMPER
                                                                    VALUE+GROWTH
                                                                      PORTFOLIO
                                                             ---------------------------
                                                               1999               1998
----------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
  Net investment income (loss)                               $    945                878
----------------------------------------------------------------------------------------
  Net realized gain (loss)                                      5,241              3,282
----------------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)              4,217             14,977
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   10,403             19,137
----------------------------------------------------------------------------------------
  Distribution from net investment income                        (900)                --
----------------------------------------------------------------------------------------
  Distribution from net realized gain                          (3,152)            (2,504)
----------------------------------------------------------------------------------------
Total dividends to shareholders                                (4,052)            (2,504)
----------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions         2,284             66,594
----------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         8,635             83,227
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------

Beginning of period                                           152,321             69,094
----------------------------------------------------------------------------------------
END OF PERIOD                                                $160,956            152,321
----------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD         $    925                880
----------------------------------------------------------------------------------------

                                                                    KEMPER-DREMAN
                                                                 HIGH RETURN EQUITY
                                                                      PORTFOLIO
                                                             ---------------------------
                                                               1999              1998(A)
----------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
  Net investment income (loss)                               $  1,100                464
----------------------------------------------------------------------------------------
  Net realized gain (loss)                                      2,741                239
----------------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation)              2,171              2,597
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                      6,012              3,300
----------------------------------------------------------------------------------------
  Distribution from net investment income                        (889)                --
----------------------------------------------------------------------------------------
  Distribution from net realized gain                            (889)                --
----------------------------------------------------------------------------------------
Total dividends to shareholders                                (1,778)                --
----------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions        49,598             55,993
----------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        53,832             59,293
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------

Beginning of period                                            59,294                  1
----------------------------------------------------------------------------------------
END OF PERIOD                                                $113,126             59,294
----------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD         $    675                464
----------------------------------------------------------------------------------------

(a) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
(b) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
(c) For the period from May 1, 1999 (commencement of operations) to June 30,
    1999.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

        KEMPER             KEMPER            KEMPER             KEMPER           KEMPER
      HORIZON 20+       HORIZON 10+         HORIZON 5         BLUE CHIP       GLOBAL INCOME
       PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
    ---------------   ----------------   ---------------   ----------------   -------------
     1999     1998     1999      1998     1999     1998     1999      1998    1999    1998
-------------------------------------------------------------------------------------------
       416      512       963    1,084      715      894       405      558     119     178
-------------------------------------------------------------------------------------------
     1,462      173     2,243       18      953       12     1,112   (2,984)   (120)    128
-------------------------------------------------------------------------------------------
       172    2,240      (419)   3,090     (670)   1,250    10,893    8,770    (361)    127
-------------------------------------------------------------------------------------------
     2,050    2,925     2,787    4,192      998    2,156    12,410    6,344    (362)    433
-------------------------------------------------------------------------------------------
      (491)    (159)   (1,329)    (223)    (861)    (154)     (588)    (286)   (217)    (73)
-------------------------------------------------------------------------------------------
      (246)    (637)       --     (670)      --     (460)       --       --    (109)    (36)
-------------------------------------------------------------------------------------------
      (737)    (796)   (1,329)    (893)    (861)    (614)     (588)    (286)   (326)   (109)
-------------------------------------------------------------------------------------------
      (364)  19,477     7,404   31,559    7,955   16,941    36,096   53,835   1,708   2,554
-------------------------------------------------------------------------------------------
       949   21,606     8,862   34,858    8,092   18,483    47,918   59,893   1,020   2,878
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    38,265   16,659    57,411   22,553   32,741   14,258    78,314   18,421   5,023   2,145
-------------------------------------------------------------------------------------------
    39,214   38,265    66,273   57,411   40,833   32,741   126,232   78,314   6,043   5,023
-------------------------------------------------------------------------------------------
       398      473       827    1,193      847      993       182      365      84     182
-------------------------------------------------------------------------------------------

                                                  KEMPER           KEMPER       KEMPER
      KEMPER-DREMAN           KEMPER           INTERNATIONAL     AGGRESSIVE   TECHNOLOGY
    FINANCIAL SERVICES   GLOBAL BLUE CHIP    GROWTH AND INCOME     GROWTH       GROWTH
        PORTFOLIO            PORTFOLIO           PORTFOLIO       PORTFOLIO    PORTFOLIO
    ------------------   -----------------   -----------------   ----------   ----------
     1999     1998(A)     1999    1998(B)     1999    1998(B)     1999(C)      1999(C)
----------------------------------------------------------------------------------------
       191         70       26        10        64        11          --            9
----------------------------------------------------------------------------------------
       (32)         3      (44)      (53)      (37)     (110)         (4)          24
----------------------------------------------------------------------------------------
     1,277        305      667       147        55        53         149          290
----------------------------------------------------------------------------------------
     1,436        378      649       104        82       (46)        145          323
----------------------------------------------------------------------------------------
      (116)        --      (17)       --       (52)       --          --           --
----------------------------------------------------------------------------------------
        --         --       --        --        --        --          --           --
----------------------------------------------------------------------------------------
      (116)        --      (17)       --       (52)       --          --           --
----------------------------------------------------------------------------------------
    10,296     15,137    5,550     3,479     1,824     3,048       1,552        3,925
----------------------------------------------------------------------------------------
    11,616     15,515    6,182     3,583     1,854     3,002       1,697        4,248
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
    15,516          1    3,584         1     3,003         1          --           --
----------------------------------------------------------------------------------------
    27,132     15,516    9,766     3,584     4,857     3,003       1,697        4,248
----------------------------------------------------------------------------------------
       145         70       17         8        23        11          --            9
----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Variable Series (the fund) (formerly known as Investors Fund Series) is an open-end, management investment company organized as a business trust under the laws of Massachusetts. The fund offers twenty-two portfolios.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. The securities of the portfolios which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. An exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available.
                             Over-the-counter written or purchased options are valued using dealer supplied quotations. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day. Futures contracts are valued at the most recent settlement price.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             The securities of the Kemper Money Market Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated.

                             All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The portfolios include that portion of the

NOTES TO FINANCIAL STATEMENTS

                             results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, dispositions of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the fund. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             Several of the portfolios may purchase securities with delivery or payment to occur at a later date. At the time a portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is \reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets equal to the value of the securities purchased.

                             EXPENSES. Expenses arising in connection with a portfolio are allocated to that portfolio. Other fund expenses are allocated among the portfolios in proportion to their relative net assets.

                             FUND SHARE VALUATION. Shares of each portfolio of the fund are offered on a continuous basis to the separate accounts of participating insurance companies where permitted by law. On each day the New York Stock Exchange is open for trading, each portfolio determines its net asset value per share
                             (NAV) by dividing the total value of the portfolio's investments and other assets, less liabilities, by the number of portfolio shares outstanding. The NAV is determined as of the close of regular trading on the Exchange for all portfolios and at 11:00 a.m. (Central time) for the Kemper Money Market Portfolio. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for portfolios holding foreign securities does not take place contemporaneously with the determination of the foreign securities' prices.

                             FEDERAL INCOME TAXES. Each portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each portfolio paid no federal income taxes and no federal income tax provision was required.

                             At December 31, 1998, Kemper High Yield, Kemper Growth, Kemper Government Securities, Kemper Small Cap Growth, Kemper Small Cap Value, Kemper Blue Chip, Kemper Global Blue Chip, and Kemper International Growth and Income Portfolios, had a tax basis net capital loss carryforward

NOTES TO FINANCIAL STATEMENTS

                             of approximately $16,910,000, $4,544,000,
                             $3,167,000, $1,588,000, $1,867,000, $3,062,000,
                             $34,000 and $72,000, respectively, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. All portfolios, except the Kemper Money Market Portfolio, declare and pay dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. The Kemper Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly.

                             Shareholders receive dividends in additional shares.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions, if applicable.

                             ORGANIZATIONAL COSTS. Costs incurred by the Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip, Kemper International Growth and Income, Kemper Aggressive Growth and Kemper Technology Growth Portfolios, in connection with their organization and initial registration of shares, have been deferred and are being amortized on a straight-line basis over a five year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the fund's management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) the fund pays a monthly investment management fee based on 1/12 of the average daily net assets of each portfolio at an annual rate of .50% for the Kemper Money Market Portfolio, .55% for the Kemper Total Return and Kemper Government
                             Securities Portfolios, .60% for the Kemper High
                             Yield, Kemper Growth, Kemper Investment Grade Bond,
                             Kemper Horizon 20+, Kemper Horizon 10+ and Kemper
                             Horizon 5 Portfolios, .65% for the Kemper Small Cap
                             Growth and Kemper Blue Chip Portfolios, .75% for the Kemper International, Kemper Contrarian Value,
                             Kemper Small Cap Value, Kemper Value+Growth and
                             Kemper Global Income Portfolios and 1.00% for
                             Kemper International Growth and Income Portfolio,
                             .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion for the Kemper-Dreman High Return Equity, Kemper-Dreman
                             Financial Services, Kemper Aggressive Growth and
                             Kemper Technology Growth Portfolios and 1.00% of the first $250 million of average daily net assets declining to .90% of average daily net assets in excess of $1 billion for the Kemper Global Blue
                             Chip Portfolio. For the six months ended June 30,
                             1999, the fund incurred aggregate management fees of $11,036,000, after a fee waiver by Scudder
                             Kemper for the Kemper-Dreman High Return Equity,
                             Kemper-Dreman Financial Services, Kemper Global
                             Blue Chip, Kemper International Growth and Income,
                             Kemper Aggressive Growth and Kemper Technology
                             Growth Portfolios.

                             In addition, Scudder Kemper has agreed to temporarily absorb certain operating expenses of the Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip, Kemper International Growth and Income, Kemper Aggressive Growth and Kemper Technology Growth

NOTES TO FINANCIAL STATEMENTS

                             Portfolios. Under these arrangements, Scudder Kemper waived and absorbed expenses of $222,000 for the period ended June 30, 1999.

                             Scudder Investments Ltd. (U.K.), serves as sub-adviser with respect to foreign securities investments in the Kemper International and Kemper Global Income Portfolios, and is paid by Scudder Kemper for its services.

                             Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios, and is paid by Scudder Kemper for its services.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation (SFAC), is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. SFAC receives no fee for its services to each portfolio other than Kemper-Dreman High Return Equity, Kemper-Dreman Financial Services, Kemper Global Blue Chip, Kemper International Growth and Income, Kemper Aggressive Growth and Kemper Technology Growth Portfolios. However, the portfolios incurred accounting fees of $41,000 for the period ended June 30, 1999, after a fee waiver by Scudder Kemper.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended June 30, 1999, the fund made no direct payments to its officers and incurred trustees' fees of $206,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended June 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                                                                                        PROCEEDS
                                            PORTFOLIO                 PURCHASES($)    FROM SALES($)
                                            ---------                 ------------    -------------
                             Kemper Total Return                        323,811          330,245
                             Kemper High Yield                          121,519          124,483
                             Kemper Growth                              387,007          444,593
                             Kemper Government Securities               108,637          112,687
                             Kemper International                       281,867          308,404
                             Kemper Small Cap Growth                    242,399          252,718
                             Kemper Investment Grade Bond                27,274           19,458
                             Kemper Contrarian Value                    175,736          159,456
                             Kemper Small Cap Value                      16,991           20,332
                             Kemper Value+Growth                         28,617           27,243
                             Kemper Horizon 20+                          11,578           12,095
                             Kemper Horizon 10+                          22,783           14,936
                             Kemper Horizon 5                            14,214            6,159
                             Kemper Blue Chip                            60,507           24,635
                             Kemper Global Income                         8,833            7,697
                             Kemper-Dreman High Return Equity            53,050           10,068
                             Kemper-Dreman Financial Services            12,454            1,723
                             Kemper Global Blue Chip                      6,872            1,690
                             Kemper International Growth and Income       4,930            3,313
                             Kemper Aggressive Growth(a)                  1,545              127
                             Kemper Technology Growth(a)                  1,698               44

                             (a) For the period from May 1, 1999 to June 30,
                             1999.


NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of each portfolio (in thousands):

                                                                         SIX MONTHS ENDED            YEAR ENDED
                                                                             JUNE 30,               DECEMBER 31,
                                                                               1999                     1998
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                       ------------------------------------------------------------------------------
                                       KEMPER MONEY MARKET PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                     214,348    $ 214,348     232,701    $ 232,701
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      3,777        3,777       5,991        5,991
                                       ------------------------------------------------------------------------------
                                                                        218,125      218,125     238,692      238,692
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                (185,221)    (185,221)   (186,905)    (186,905)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               32,904    $  32,904      51,787    $  51,787
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER TOTAL RETURN PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      20,816    $  57,159      26,829    $ 107,163
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     27,724       74,572      52,164      135,745
                                       ------------------------------------------------------------------------------
                                                                         48,540      131,731      78,993      242,908
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (28,471)     (78,343)    (41,381)    (145,048)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               20,069    $  53,388      37,612    $  97,860
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER HIGH YIELD PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      57,013    $  70,351     160,376    $ 196,674
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     36,157       42,416      23,375       29,505
                                       ------------------------------------------------------------------------------
                                                                         93,170      112,767     183,751      226,179
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (75,976)     (90,399)   (125,724)    (154,635)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               17,194    $  22,368      58,027    $  71,544
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER GROWTH PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       9,307    $  29,549      23,253    $  65,879
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                         --           --      31,338       95,007
                                       ------------------------------------------------------------------------------
                                                                          9,307       29,549      54,591      160,886
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (24,466)     (76,098)    (29,621)     (83,067)
                                       ------------------------------------------------------------------------------
                                        Net increase (decrease) from
                                        capital share transactions      (15,159)   $ (46,549)     24,970    $  77,819
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER GOVERNMENT SECURITIES PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      26,677    $  31,931      61,860    $  71,335
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      5,674        6,579       5,053        5,813
                                       ------------------------------------------------------------------------------
                                                                         32,351       38,510      66,913       77,148
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (17,253)     (20,579)    (36,729)     (41,728)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               15,098    $  17,931      30,184    $  35,420
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                         SIX MONTHS ENDED            YEAR ENDED
                                                                             JUNE 30,               DECEMBER 31,
                                                                               1999                     1998
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                       ------------------------------------------------------------------------------
                                        KEMPER INTERNATIONAL PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      42,815    $  66,622      25,667    $  36,727
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     17,967       27,309       1,492        9,901
                                       ------------------------------------------------------------------------------
                                                                         60,782       93,931      27,159       46,628
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (57,949)     (91,808)    (25,617)     (42,999)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                2,833    $   2,123       1,542    $   3,629
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER SMALL CAP GROWTH PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       9,062    $  17,073      31,582    $  57,595
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                         --           --      13,797       25,813
                                       ------------------------------------------------------------------------------
                                                                          9,062       17,073      45,379       83,408
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (14,216)     (26,551)     (9,476)     (16,718)
                                       ------------------------------------------------------------------------------
                                        Net increase (decrease) from
                                        capital share transactions       (5,154)   $  (9,478)     35,903    $  66,690
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER INVESTMENT GRADE BOND PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      11,530    $  12,881      36,790    $  41,663
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      9,080       10,459         715          785
                                       ------------------------------------------------------------------------------
                                                                         20,610       23,340      37,505       42,448
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (7,473)      (8,378)     (6,587)      (7,400)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               13,137    $  14,962      30,918    $  35,048
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER CONTRARIAN VALUE PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      14,974    $  26,996      60,234    $  98,369
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                     10,957       19,397       3,981        6,635
                                       ------------------------------------------------------------------------------
                                                                         25,931       46,393      64,215      105,004
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (10,288)     (18,217)    (21,099)     (34,150)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               15,643    $  28,176      43,116    $  70,854
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER SMALL CAP VALUE PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      12,320    $  13,092      41,702    $  48,651
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        842          888       1,664        2,220
                                       ------------------------------------------------------------------------------
                                                                         13,162       13,980      43,366       50,871
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                 (13,885)     (14,161)     (9,611)     (10,802)
                                       ------------------------------------------------------------------------------
                                        Net increase (decrease) from
                                        capital share transactions         (723)   $    (181)     33,755    $  40,069
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                         SIX MONTHS ENDED            YEAR ENDED
                                                                             JUNE 30,               DECEMBER 31,
                                                                               1999                     1998
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                       ------------------------------------------------------------------------------
                                        KEMPER VALUE+GROWTH PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       8,165    $  13,473      48,725    $  74,841
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      2,443        4,052       1,557        2,504
                                       ------------------------------------------------------------------------------
                                                                         10,608       17,525      50,282       77,345
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (9,220)     (15,241)     (7,607)     (10,751)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                1,388    $   2,284      42,675    $  66,594
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER HORIZON 20+ PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       3,741    $   5,633      14,868    $  21,619
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        486          737         532          796
                                       ------------------------------------------------------------------------------
                                                                          4,227        6,370      15,400       22,415
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (4,501)      (6,734)     (2,099)      (2,938)
                                       ------------------------------------------------------------------------------
                                        Net increase (decrease) from
                                        capital share transactions         (274)   $    (364)     13,301    $  19,477
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER HORIZON 10+ PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       7,367    $  10,209      26,145    $  34,705
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        956        1,329         651          893
                                       ------------------------------------------------------------------------------
                                                                          8,323       11,538      26,796       35,598
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (2,970)      (4,134)     (3,114)      (4,039)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                5,353    $   7,404      23,682    $  31,559
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER HORIZON 5 PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       7,411    $   9,552      14,986    $  18,592
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        669          861         486          614
                                       ------------------------------------------------------------------------------
                                                                          8,080       10,413      15,472       19,206
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (1,839)      (2,458)     (2,036)      (2,265)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                6,241    $   7,955      13,436    $  16,941
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER BLUE CHIP PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      29,665    $  39,491      47,016    $  55,283
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        426          587         232          286
                                       ------------------------------------------------------------------------------
                                                                         30,091       40,078      47,248       55,569
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (3,063)      (3,982)     (1,595)      (1,734)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               27,028    $  36,096      45,653    $  53,835
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                         SIX MONTHS ENDED            YEAR ENDED
                                                                             JUNE 30,               DECEMBER 31,
                                                                               1999                     1998
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                       ------------------------------------------------------------------------------
                                       KEMPER GLOBAL INCOME PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       1,791    $   1,896       4,043    $   4,254
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        321          327         107          109
                                       ------------------------------------------------------------------------------
                                                                          2,112        2,223       4,150        4,363
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                    (494)        (515)     (1,705)      (1,809)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                1,618    $   1,708       2,445    $   2,554
                                       ------------------------------------------------------------------------------

                                                                         SIX MONTHS ENDED             MAY 4 TO
                                                                             JUNE 30,               DECEMBER 31,
                                                                               1999                     1998
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                       ------------------------------------------------------------------------------
                                       KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      48,250    $  49,268      57,811    $  56,148
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                      1,719        1,778          --           --
                                       ------------------------------------------------------------------------------
                                                                         49,969       51,046      57,811       56,148
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (1,364)      (1,448)       (161)        (155)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions               48,605    $  49,598      57,650    $  55,993
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                      12,364    $  12,790      16,660    $  15,821
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                        106          116          --           --
                                       ------------------------------------------------------------------------------
                                                                         12,470       12,906      16,660       15,821
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (2,546)      (2,610)       (793)        (684)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                9,924    $  10,296      15,867    $  15,137
                                       ------------------------------------------------------------------------------

                                                                         SIX MONTHS ENDED             MAY 5 TO
                                                                             JUNE 30,               DECEMBER 31,
                                                                               1999                     1998
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                       ------------------------------------------------------------------------------
                                       KEMPER GLOBAL BLUE CHIP PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       5,889    $   5,973       3,745    $   3,561
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                         17           17          --           --
                                       ------------------------------------------------------------------------------
                                                                          5,906        5,990       3,745        3,561
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                    (434)        (440)        (85)         (82)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                5,472    $   5,550       3,660    $   3,479
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                         SIX MONTHS ENDED             MAY 5 TO
                                                                             JUNE 30,               DECEMBER 31,
                                                                               1999                     1998
                                                                       ---------------------    ---------------------
                                                                        SHARES      AMOUNT       SHARES      AMOUNT
                                       ------------------------------------------------------------------------------
                                       KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                       ------------------------------------------------------------------------------
                                        Shares sold                       8,705    $   7,909       3,322    $   3,073
                                       ------------------------------------------------------------------------------
                                        Shares issued in reinvestment
                                        of dividends                         56           51          --           --
                                       ------------------------------------------------------------------------------
                                                                          8,761        7,960       3,322        3,073
                                       ------------------------------------------------------------------------------
                                        Shares redeemed                  (6,757)      (6,136)        (29)         (25)
                                       ------------------------------------------------------------------------------
                                        Net increase from capital
                                        share transactions                2,004    $   1,824       3,293    $   3,048
                                       ------------------------------------------------------------------------------

                                                                                                    MAY 1 TO
                                                                                                  JUNE 30, 1999
                                                                                              ---------------------
                                                                                               SHARES      AMOUNT
                                       ----------------------------------------------------------------------------
                                       KEMPER AGGRESSIVE GROWTH PORTFOLIO
                                       ----------------------------------------------------------------------------
                                        Shares sold                                              1,551    $   1,552
                                       ----------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        KEMPER TECHNOLOGY GROWTH PORTFOLIO
                                       ----------------------------------------------------------------------------
                                        Shares sold                                              3,890    $   3,959
                                       ----------------------------------------------------------------------------
                                        Shares redeemed                                            (33)         (34)
                                       ----------------------------------------------------------------------------
                                        Net increase from capital share transactions             3,857    $   3,925
                                       ----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Kemper-Dreman High Return Equity and Kemper
                             Government Securities Portfolios have entered into exchange traded financial futures contracts in order to take advantage of anticipated market conditions and, as such, bear the risk that arises from entering into these contracts.

                             At the time a portfolio enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the portfolios and the broker as the market value of the futures contract fluctuates. At June 30, 1999, the market value of assets pledged by the portfolios to cover margin requirements for open futures positions was $844,000 and $299,000 for the Kemper-Dreman High Return Equity and Kemper Government Securities Portfolios, respectively. The portfolios also held liquid securities in excess of the face amount of the open futures contracts. At June 30, 1999, the portfolios had the following futures contracts open, which expire in September, 1999 (in thousands):

                                                                                                            UNREALIZED
                                                                                        FACE                GAIN (LOSS)
                                              PORTFOLIO                  TYPE          AMOUNT    POSITION   AT 6/30/99
                                       --------------------------------------------------------------------------------
                                       Kemper-Dreman High
                                       Return Equity              S & P 500            $15,500     Long        $473
                                       --------------------------------------------------------------------------------
                                       Kemper Government          U.S. Treasury Note     2,398     Long          12
                                       Securities                 U.S. Treasury Bond    11,938     Long          76
                                       --------------------------------------------------------------------------------
                                                                                                               $ 88
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of a particular foreign currency against the U.S. dollar, the Kemper Global Income Portfolio has entered into forward contracts to deliver foreign currency in exchange for U.S. dollars as described below. The portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain or loss amounts on these contracts are reflected in the accompanying financial statements. The portfolio also bears the credit risk (which is limited to the unrealized gain, if any) if the counterparty fails to perform under the contract. At June 30, 1999, the portfolio had the following forward foreign currency contracts outstanding with settlement dates in July and August 1999 (in thousands):

                                                             CONTRACTED      UNREALIZED
                                       FOREIGN CURRENCY      AMOUNT IN     GAIN (LOSS) AT
                                        TO BE DELIVERED     U.S. DOLLARS      6/30/99
                             ------------------------------------------------------------
                               (238)  Canadian Dollars        $  (163)          $ 1
                             ------------------------------------------------------------
                             (1,623)  Eurodollars              (1,716)           32
                             ------------------------------------------------------------
                                (89)  British Pounds             (142)            2
                             ------------------------------------------------------------
                             25,971   Japanese Yen                219            (4)
                             ------------------------------------------------------------
                             (3,119)  Norwegian Kroners          (390)           (6)
                             ------------------------------------------------------------
                             (2,639)  Swedish Kroners            (318)            6
                             ------------------------------------------------------------
                                      NET UNREALIZED GAIN                       $31
                             ------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------------------
                                                         KEMPER MONEY MARKET PORTFOLIO
                                           ----------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                 YEAR ENDED DECEMBER 31,
                                            JUNE 30,    ---------------------------------------------
                                              1999       1998      1997      1996      1995     1994
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   1.00       1.00      1.00      1.00     1.00     1.00
-----------------------------------------------------------------------------------------------------
Net investment income                            .02        .05       .05       .05      .06      .04
-----------------------------------------------------------------------------------------------------
Less dividends declared                          .02        .05       .05       .05      .06      .04
-----------------------------------------------------------------------------------------------------
Net asset value, end of period              $   1.00       1.00      1.00      1.00     1.00     1.00
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   2.21%      5.15      5.25      5.03     5.66     3.96
-----------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------
Expenses                                         .55%       .54       .55       .60      .55      .53
-----------------------------------------------------------------------------------------------------
Net investment income                           4.40%      5.02      5.14      4.90     5.52     3.95
-----------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                                $184,834    151,930   100,143    70,601   61,078   83,821
-----------------------------------------------------------------------------------------------------

NOTE TO KEMPER MONEY MARKET PORTFOLIO

The total return for 1995 include the effect of a capital contribution from the investment manager. Without the capital contribution, the total return would have been 5.11%.

                                           -----------------------------------------------------------
                                                            KEMPER TOTAL RETURN PORTFOLIO
                                           -----------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                  YEAR ENDED DECEMBER 31,
                                            JUNE 30,    -----------------------------------------------
                                              1999       1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  2.735      2.822     2.815     2.579     2.112     2.586
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .040       .086      .090      .084      .084      .069
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .173       .317      .377      .322      .453     (.313)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                .213       .403      .467      .406      .537     (.244)
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .090       .090      .090      .090      .070      .060
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .150       .400      .370      .080        --      .170
-----------------------------------------------------------------------------------------------------------
Total dividends                                 .240       .490      .460      .170      .070      .230
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  2.708      2.735     2.822     2.815     2.579     2.112
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   7.87%     15.14     19.96     16.76     25.97     (9.50)
-----------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                         .61%       .60       .60       .59       .60       .61
-----------------------------------------------------------------------------------------------------------
Net investment income                           3.18%      3.33      3.32      3.21      3.52      3.13
-----------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                                $911,319    865,423   786,996   697,102   659,894   586,594
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              73%        81       122        90       118       128
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------------------
                                                           KEMPER HIGH YIELD PORTFOLIO
                                           ------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                  YEAR ENDED DECEMBER 31,
                                            JUNE 30,    -----------------------------------------------
                                              1999       1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  1.227      1.296     1.281     1.259     1.185     1.338
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .054       .106      .116      .120      .125      .116
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.020)     (.085)     .019      .042      .069     (.149)
-------------------------------------------------------------------------------------------------------
Total from investment operations                .034       .021      .135      .162      .194     (.033)
-------------------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                        .110       .090      .120      .140      .120      .120
-------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  1.151      1.227     1.296     1.281     1.259     1.185
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   2.59%      1.45     11.61     14.06     17.40     (2.25)
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                         .69%       .65       .65       .65       .65       .65
-------------------------------------------------------------------------------------------------------
Net investment income                           9.97%      9.36      9.20      9.70     10.27      9.49
-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $434,434    442,125   391,664   289,315   257,377   219,415
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              53%        74        90        98        90        98
-------------------------------------------------------------------------------------------------------

                                           ------------------------------------------------------------
                                                             KEMPER GROWTH PORTFOLIO
                                           ------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                  YEAR ENDED DECEMBER 31,
                                            JUNE 30,    -----------------------------------------------
                                              1999       1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  2.957      3.001     3.371     3.262     2.665     2.935
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .001       .007      .012      .030      .034      .018
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .299       .459      .448      .589      .793     (.138)
-------------------------------------------------------------------------------------------------------
Total from investment operations                .300       .466      .460      .619      .827     (.120)
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         --       .010      .020      .040      .010        --
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain             --       .500      .810      .470      .220      .150
-------------------------------------------------------------------------------------------------------
Total dividends                                   --       .510      .830      .510      .230      .150
-------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  3.257      2.957     3.001     3.371     3.262     2.665
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  10.16%     15.10     21.34     21.63     32.97     (4.02)
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                         .67%       .66       .65       .64       .64       .66
-------------------------------------------------------------------------------------------------------
Net investment income                            .01%       .28       .42       .94      1.15       .69
-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $643,061    628,551   563,016   487,483   414,533   321.708
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             124%       109       170       175        88       106
-------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------------------
                                                    KEMPER GOVERNMENT SECURITIES PORTFOLIO
                                           --------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                YEAR ENDED DECEMBER 31,
                                            JUNE 30,    -------------------------------------------
                                              1999       1998      1997     1996     1995     1994
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  1.208      1.207    1.207    1.269    1.142    1.267
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .028       .062     .084     .085     .084     .067
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.027)      .019     .016    (.057)    .123    (.102)
---------------------------------------------------------------------------------------------------
Total from investment operations                .001       .081     .100     .028     .207    (.035)
---------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .060       .080     .100     .090     .080     .060
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain             --         --       --       --       --     .030
---------------------------------------------------------------------------------------------------
Total dividends                                 .060       .080     .100     .090     .080     .090
---------------------------------------------------------------------------------------------------
Net asset value, end of period              $  1.149      1.208    1.207    1.207    1.269    1.142
---------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    .03%      7.03     8.96     2.56    18.98    (2.74)
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------
Expenses                                         .74%       .65      .64      .66      .65      .63
---------------------------------------------------------------------------------------------------
Net investment income                           5.76%      6.27     7.12     7.09     7.08     5.69
---------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                                $134,480    123,211   86,682   84,314   95,185   95,782
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             195%       142      179      325      275      606
---------------------------------------------------------------------------------------------------

                                           ---------------------------------------------------------
                                                          KEMPER INTERNATIONAL PORTFOLIO
                                           ---------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                  YEAR ENDED DECEMBER 31,
                                            JUNE 30,    -----------------------------------------------
                                              1999       1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  1.700      1.615     1.564     1.371     1.244     1.306
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .008       .017      .011      .011      .018      .009
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       .015       .148      .130      .212      .139     (.056)
-------------------------------------------------------------------------------------------------------
Total from investment operations                .023       .165      .141      .223      .157     (.047)
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .020       .020      .020      .020      .010        --
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain           .215       .060      .070      .010      .020      .015
-------------------------------------------------------------------------------------------------------
Total dividends                                 .235       .080      .090      .030      .030      .015
-------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  1.488      1.700     1.615     1.564     1.371     1.244
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   1.13%     10.02      9.46     16.49     12.83     (3.59)
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                         .94%       .93       .91       .96       .92       .93
-------------------------------------------------------------------------------------------------------
Net investment income                            .72%       .96       .71       .89      1.39       .74
-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                                $190,817    213,199   200,046   163,475   134,481   122,710
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             201%        90        79        87       126       107
-------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------------------------------
                                                             KEMPER SMALL CAP GROWTH PORTFOLIO
                                           ----------------------------------------------------------------------
                                           SIX MONTHS ENDED         YEAR ENDED DECEMBER 31,           MAY 2 TO
                                               JUNE 30,       -----------------------------------   DECEMBER 31,
                                                 1999          1998      1997      1996     1995      1994(A)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  1.971         1.969     1.677    1.346    1.039       1.000
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           (.004)           --      .004     .002     .005        .008
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)          .087          .342      .488     .369     .307        .031
----------------------------------------------------------------------------------------------------------------
Total from investment operations                   .083          .342      .492     .371     .312        .039
----------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income            --            --      .010       --     .005          --
----------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                --          .340      .190     .040       --          --
----------------------------------------------------------------------------------------------------------------
Total dividends                                      --          .340      .200     .040     .005          --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  2.054         1.971     1.969    1.677    1.346       1.039
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      4.15%        18.37     34.20    28.04    30.07        3.95
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                            .74%          .70       .71      .75      .87        1.25
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (.42)%        (.01)      .20      .15      .42         .91
----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                     $206,475       208,335   137,415   69,137   35,373      12,909
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                259%          276       330      156       81          58
----------------------------------------------------------------------------------------------------------------

                                               ----------------------------------------------------------------------
                                                                 KEMPER INVESTMENT GRADE BOND PORTFOLIO
                                               ----------------------------------------------------------------------
                                                                           YEAR ENDED DEC. 31,
                                                    SIX MONTHS ENDED       -------------------           MAY 1 TO
                                                     JUNE 30, 1999          1998         1997        DEC. 31, 1996(A)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 1.165             1.118        1.036            1.000
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .021              .032         .066             .031
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                (.049)              .055         .026             .005
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (.028)              .087         .092             .036
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .030              .030         .010               --
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                      .010              .010           --               --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                            .040              .040         .010               --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 1.097             1.165        1.118            1.036
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                            (2.42)%             7.93         9.04             3.57
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .65%              .67          .80              .87
---------------------------------------------------------------------------------------------------------------------
Net investment income                                      5.13%             5.50         6.23             4.93
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)              $63,538            52,155       15,504            1,998
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                        116%              130          311               75
---------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations

FINANCIAL HIGHLIGHTS

                                                  --------------------------------------------------------------------
                                                                   KEMPER CONTRARIAN VALUE PORTFOLIO
                                                  --------------------------------------------------------------------
                                                                          YEAR ENDED DEC. 31,
                                                  SIX MONTHS ENDED       ---------------------           MAY 1 TO
                                                   JUNE 30, 1999          1998          1997         DEC. 31, 1996(A)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  1.757             1.518         1.174             1.000
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .018              .026          .031              .015
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                 .196              .263          .323              .159
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .214              .289          .354              .174
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                 .030              .010          .010                --
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     .100              .040            --                --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                           .130              .050          .010                --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  1.841             1.757         1.518             1.174
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                            12.49%            19.26         30.38             17.36
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                   .81%              .78           .80               .90
---------------------------------------------------------------------------------------------------------------------
Net investment income                                     2.13%             2.02          2.38              2.42
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                   .81%              .78           .80               .92
---------------------------------------------------------------------------------------------------------------------
Net investment income                                     2.13%             2.02          2.38              2.40
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)            $305,142           263,775       162,380            21,305
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                       130%               57            46                57
---------------------------------------------------------------------------------------------------------------------

                                                   ------------------------------------------------------------------
                                                                    KEMPER SMALL CAP VALUE PORTFOLIO
                                                   ------------------------------------------------------------------
                                                                          YEAR ENDED DEC. 31,
                                                   SIX MONTHS ENDED       --------------------           MAY 1 TO
                                                    JUNE 30, 1999          1998          1997        DEC. 31, 1996(A)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  1.065             1.227        1.019             1.000
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .005              .009         .012              .013
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .058             (.141)        .206              .006
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .063             (.132)        .218              .019
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .010                --         .010                --
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                        --              .030           --                --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                            .010              .030         .010                --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  1.118             1.065        1.227             1.019
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                              5.98%           (11.25)       21.73              1.86
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .83%              .80          .84               .90
---------------------------------------------------------------------------------------------------------------------
Net investment income                                       .88%             1.15         1.18              2.25
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .83%              .80          .84               .92
---------------------------------------------------------------------------------------------------------------------
Net investment income                                       .88%             1.15         1.18              2.23
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)             $106,277           102,009       76,108            13,307
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                         38%               43           22                61
---------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations

FINANCIAL HIGHLIGHTS

                                                   ------------------------------------------------------------------
                                                                     KEMPER VALUE+GROWTH PORTFOLIO
                                                   ------------------------------------------------------------------
                                                                          YEAR ENDED DEC. 31,
                                                   SIX MONTHS ENDED       --------------------           MAY 1 TO
                                                    JUNE 30, 1999          1998          1997        DEC. 31, 1996(A)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  1.671             1.425        1.146             1.000
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .010              .008         .012              .008
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .103              .278         .277              .138
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .113              .286         .289              .146
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .010                --         .010                --
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                      .035              .040           --                --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                            .045              .040         .010                --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  1.739             1.671        1.425             1.146
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                              6.91%            20.17        25.47             14.60
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .83%              .78          .84               .90
---------------------------------------------------------------------------------------------------------------------
Net investment income                                      1.23%              .80          .95               .97
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .83%              .78          .84              1.01
---------------------------------------------------------------------------------------------------------------------
Net investment income                                      1.23%              .80          .95               .86
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)             $160,956           152,321       69,094            10,196
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                         37%              102           50                25
---------------------------------------------------------------------------------------------------------------------

                                                   ------------------------------------------------------------------
                                                                      KEMPER HORIZON 20+ PORTFOLIO
                                                   ------------------------------------------------------------------
                                                                           YEAR ENDED DEC. 31,
                                                    SIX MONTHS ENDED       -------------------           MAY 1 TO
                                                     JUNE 30, 1999          1998         1997        DEC. 31, 1996(A)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 1.507             1.378        1.154            1.000
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .056              .019         .020             .012
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .028              .160         .214             .142
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .084              .179         .234             .154
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .020              .010         .010               --
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                      .010              .040           --               --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                            .030              .050         .010               --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 1.561             1.507        1.378            1.154
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                              5.65%            13.01        20.48            15.37
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .83%              .67          .93              .81
---------------------------------------------------------------------------------------------------------------------
Net investment income                                      2.21%             1.84         1.58             1.71
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .83%              .67          .93             1.13
---------------------------------------------------------------------------------------------------------------------
Net investment income                                      2.21%             1.84         1.58             1.39
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)              $39,214            38,265       16,659            3,759
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                         62%               55           75               60
---------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations

FINANCIAL HIGHLIGHTS

                                                    -----------------------------------------------------------------
                                                                      KEMPER HORIZON 10+ PORTFOLIO
                                                    -----------------------------------------------------------------
                                                                           YEAR ENDED DEC. 31,
                                                    SIX MONTHS ENDED       -------------------           MAY 1 TO
                                                     JUNE 30, 1999          1998         1997        DEC. 31, 1996(A)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 1.394             1.289        1.114             1.000
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .019              .020         .034              .018
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .041              .125         .151              .096
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .060              .145         .185              .114
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .030              .010         .010                --
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                        --              .030           --                --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                            .030              .040         .010                --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 1.424             1.394        1.289             1.114
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                              4.36%            11.30        16.77             11.37
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .77%              .64          .83               .78
---------------------------------------------------------------------------------------------------------------------
Net investment income                                      3.14%             2.84         2.77              2.69
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .77%              .64          .83              1.01
---------------------------------------------------------------------------------------------------------------------
Net investment income                                      3.14%             2.84         2.77              2.46
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)              $66,273            57,411       22,553             5,727
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                         50%               35           67                76
---------------------------------------------------------------------------------------------------------------------

                                                    -----------------------------------------------------------------
                                                                       KEMPER HORIZON 5 PORTFOLIO
                                                    -----------------------------------------------------------------
                                                                           YEAR ENDED DEC. 31,
                                                    SIX MONTHS ENDED       -------------------           MAY 1 TO
                                                     JUNE 30, 1999          1998         1997        DEC. 31, 1996(A)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 1.305             1.224        1.096            1.000
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .018              .028         .043             .023
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .007              .093         .095             .073
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .025              .121         .138             .096
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .030              .010         .010               --
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                        --              .030           --               --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                            .030              .040         .010               --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 1.303             1.305        1.224            1.096
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                              2.45%            10.00        12.70             9.59
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .81%              .66          .97              .83
---------------------------------------------------------------------------------------------------------------------
Net investment income                                      3.96%             3.85         3.63             3.60
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                    .81%              .66          .97             1.01
---------------------------------------------------------------------------------------------------------------------
Net investment income                                      3.96%             3.85         3.63             3.42
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)              $40,833            32,741       14,258            2,534
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                         35%               42           89               13
---------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations

FINANCIAL HIGHLIGHTS

                                                          -----------------------------------------------------------
                                                                          KEMPER BLUE CHIP PORTFOLIO
                                                          -----------------------------------------------------------
                                                          SIX MONTHS ENDED        YEAR ENDED             MAY 1 TO
                                                           JUNE 30, 1999         DEC. 31, 1998       DEC. 31, 1997(A)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.260               1.115                1.000
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           .004                .010                 .017
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                         .159                .145                 .098
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  .163                .155                 .115
---------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                      .008                .010                   --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  1.415               1.260                1.115
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                    12.90%              13.84                11.54
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                           .72%                .76                  .95
---------------------------------------------------------------------------------------------------------------------
Net investment income                                              .82%               1.18                 2.07
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                    $126,232              78,314                5,023
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                54%                102                   78
---------------------------------------------------------------------------------------------------------------------

                                                          -----------------------------------------------------------
                                                                        KEMPER GLOBAL INCOME PORTFOLIO
                                                          -----------------------------------------------------------
                                                          SIX MONTHS ENDED        YEAR ENDED             MAY 1 TO
                                                           JUNE 30, 1999         DEC. 31, 1998       DEC. 31, 1997(A)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $1.109                1.029                1.000
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          .013                 .024                 .036
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                       (.079)                .086                (.007)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (.066)                .110                 .029
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                        .040                 .020                   --
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                            .020                 .010                   --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                                  .060                 .030                   --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ .983                1.109                1.029
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   (6.13)%              10.98                 2.87
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                         1.02%                1.08                 1.10
---------------------------------------------------------------------------------------------------------------------
Net investment income                                            4.25%                4.32                 5.36
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                     $6,043                5,023                2,145
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                              306%                 330                  290
---------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations

FINANCIAL HIGHLIGHTS

                                                             ---------------------------------------------------
                                                                 KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
                                                             ---------------------------------------------------
                                                             SIX MONTHS ENDED                       MAY 4 TO
                                                              JUNE 30, 1999                     DEC. 31, 1998(A)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  1.028                             1.000
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              .008                              .008
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                            .049                              .020
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                     .057                              .028
----------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                            .010                                --
----------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                .010                                --
----------------------------------------------------------------------------------------------------------------
Total dividends                                                      .020                                --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  1.065                             1.028
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        5.51%                             2.80
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                              .87%                              .87
----------------------------------------------------------------------------------------------------------------
Net investment income                                                2.62%                             2.77
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                              .88%                             1.20
----------------------------------------------------------------------------------------------------------------
Net investment income                                                2.61%                             2.44
----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                       $113,126                            59,294
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                   30%                                5
----------------------------------------------------------------------------------------------------------------

                                                             ---------------------------------------------------
                                                                 KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
                                                             ---------------------------------------------------
                                                             SIX MONTHS ENDED                       MAY 4 TO
                                                              JUNE 30, 1999                     DEC. 31, 1998(A)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  .978                              1.000
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .006                               .004
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                           .073                              (.026)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .079                              (.022)
----------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                        .005                                 --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 1.052                               .978
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                       8.05%                             (2.20)
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                             .99%                               .99
----------------------------------------------------------------------------------------------------------------
Net investment income                                               1.76%                              1.29
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                            1.09%                              1.73
----------------------------------------------------------------------------------------------------------------
Net investment income                                               1.66%                               .55
----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                       $27,132                             15,516
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                  16%                                 6
----------------------------------------------------------------------------------------------------------------

(a) Commencement of operations

FINANCIAL HIGHLIGHTS

                                                             ---------------------------------------------------
                                                                      KEMPER GLOBAL BLUE CHIP PORTFOLIO
                                                             ---------------------------------------------------
                                                             SIX MONTHS ENDED                       MAY 5 TO
                                                              JUNE 30, 1999                     DEC. 31, 1998(A)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ .979                             1.000
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .025                              .003
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                           .068                             (.024)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .093                             (.021)
----------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                        .003                                --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $1.069                              .979
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                       9.50%                            (2.10)
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                            1.56%                             1.56
----------------------------------------------------------------------------------------------------------------
Net investment income                                                .86%                              .91
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                            4.83%                            12.32
----------------------------------------------------------------------------------------------------------------
Net investment income                                              (2.41)%                           (9.85)
----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                        $9,766                             3,584
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                  59%                               67
----------------------------------------------------------------------------------------------------------------

                                                             ---------------------------------------------------
                                                              KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                                             ---------------------------------------------------
                                                             SIX MONTHS ENDED                       MAY 5 TO
                                                              JUNE 30, 1999                     DEC. 31, 1998(A)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ .912                              1.000
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             .001                               .003
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                           .009                              (.091)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                    .010                              (.088)
----------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                        .005                                 --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ .917                               .912
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                       1.11%                             (8.80)
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                            1.12%                              1.13
----------------------------------------------------------------------------------------------------------------
Net investment income                                               3.24%                              1.13
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                            5.19%                             19.55
----------------------------------------------------------------------------------------------------------------
Net investment income                                               (.83)%                           (17.29)
----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                        $4,857                              3,003
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                 182%                               100
----------------------------------------------------------------------------------------------------------------

(a) Commencement of operations

FINANCIAL HIGHLIGHTS

                                                                          ----------------------------------
                                                                          KEMPER AGGRESSIVE GROWTH PORTFOLIO
                                                                          ----------------------------------
                                                                                       MAY 1 TO
                                                                                   JUNE 30, 1999(A)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $1.000
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                   .215
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                                                 .121
------------------------------------------------------------------------------------------------------------
Total from investment operations                                                          .094
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $1.094
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                                             9.41%
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                                                                   .95%
------------------------------------------------------------------------------------------------------------
Net investment income                                                                     (.14)%
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                                                                  6.06%
------------------------------------------------------------------------------------------------------------
Net investment income                                                                    (5.25)%
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                              $1,697
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                        17%
------------------------------------------------------------------------------------------------------------

                                                                          ----------------------------------
                                                                          KEMPER TECHNOLOGY GROWTH PORTFOLIO
                                                                          ----------------------------------
                                                                                       MAY 1 TO
                                                                                   JUNE 30, 1999(A)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $ 1.000
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                   2.266
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                                                (2.165)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                                           .101
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $ 1.101
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                                             10.14%
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                                                                    .95%
------------------------------------------------------------------------------------------------------------
Net investment income                                                                      2.30%
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                                                                   4.28%
------------------------------------------------------------------------------------------------------------
Net investment income                                                                     (1.03)%
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                              $ 4,248
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                          6%
------------------------------------------------------------------------------------------------------------

(a) Commencement of operations

NOTE TO ALL PORTFOLIOS: Data for the period ended June 30, 1999 is unaudited.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER MONEY MARKET PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                                VALUE
COMMERCIAL PAPER
     AES Hawaii,
       4.92%, 7/8/99                           $  4,995
     American Home Products Corp.,
       4.96%, 8/23/99                             4,964
     Amsterdam Funding Corp.,
       4.96%, 7/12/99                             4,992
(a)  Anheuser-Busch Cos., Inc.,
       4.90%, 7/16/99                             2,997
     Atlantis One Funding Corp.,
       4.99%, 8/10/99                             4,589
     Banque National de Paris,
       5.29% - 5.46%, 12/15/99 - 12/20/99         4,116
(a)  Bear Stearns Cos., Inc.,
       4.99%, 7/18/99                             2,000
     California, Pollution Control Financing
     Authority,
       4.92%, 8/2/99                              5,000
     Chrysler Financial Corp.,
       4.97%, 6/9/00                              4,000
     Commercial Credit Co.,
       4.90%, 7/12/99                             1,997
(a)  Countrywide Home Loans, Inc.,
       5.00%, 7/26/99                             3,000
(a)  CS First Boston,
       4.86%, 7/22/99                             3,000
     Den Danske Corp.,
       4.91%, 8/16/99                             4,969
     Dresdner U.S. Finance, Inc.,
       4.87%, 8/11/99                             4,973
     Eastman Kodak Co.,
       5.11%, 7/8/99                              2,997
     Enterprise Funding Corp.,
       4.96%, 7/22/99                             4,986
     Eureka Securitization, Inc.,
       4.88%, 7/7/99                              2,498
     FCAR Owner Trust,
       4.86%, 7/8/99                              3,996
(a)  FINOVA Capital Corp.,
       5.15%, 9/13/99                             3,000
     Giro Funding Corp.,
       4.96%, 7/21/99                             2,992
(a)  Heller Financial, Inc.,
       5.22%, 7/7/99                              3,003
     Household Finance Corp.,
       4.92%, 8/18/99                             1,490
     International Securitization Corp.,
       4.96%, 8/30/99                             4,959
(a)  Merrill Lynch & Co.,
       5.00%, 7/21/99                             3,000
     Moat Funding LLC,
       5.29%, 9/19/99                             2,968
     National Rural Utilities Cooperative
     Finance Corp.,
       4.87%, 8/27/99                             3,473

 COMMERCIAL PAPER--CONTINUED
                                                VALUE
     Nordebanken, NA,
       4.90%, 8/9/99                           $  4,974
     Pemex Capital, Inc.,
       5.27%, 9/20/99                             3,064
     Petroleo Brasileiro SA,
       4.93%, 7/6/99                              2,498
     Prudential Funding Corp.,
       4.92%, 8/24/99                             4,964
     Societe Generale,
       4.94%, 8/17/99                             1,987
     Svenska Handelsbanken,
       4.89%, 7/12/99                             2,996
     Swedbank, Inc.,
       4.91%, 8/16/99                             4,969
     Texas, Brazos River Authority,
       5.00%, 8/17/99                             5,000
     Thunder Bay Funding, Inc.,
       5.04%, 8/6/99                              4,975
     Wood Street Funding Corp.,
       4.97%, 7/23/99                             4,985
     ---------------------------------------------------
     TOTAL COMMERCIAL PAPER--72.8%
     (AVERAGE MATURITY: 47 DAYS)                135,366
     ---------------------------------------------------

 CERTIFICATES OF DEPOSIT
(a)  Barclays Bank, PLC,
       4.89%, 7/1/99                              2,499
(a)  Comerica Bank,
       4.90% - 4.91%, 7/1/99 - 7/23/99            4,999
(a)  Commerzbank AG,
       4.87%, 7/12/99                             2,998
(a)  CS First Boston,
       4.97%, 7/1/99                              3,000
(a)  Deutsche Bank,
       4.89%, 7/1/99                              1,499
(a)  First Union National Bank,
       5.23%, 8/17/99                             3,000
(a)  Huntington National Bank,
       4.97%, 7/7/99                              3,000
(a)  J.P. Morgan & Co., Inc.,
       5.03%, 8/3/99                              3,000
(a)  John Deere,
       4.90%, 7/1/99                              4,999
(a)  MBNA America,
       5.12%, 8/9/99                              4,999
(a)  National City Bank,
       5.08%, 7/7/99                              3,003
(a)  Northern Trust Corp.,
       4.84%, 7/8/99                              3,000
(a)  Old Kent Bank,
       4.94%, 7/1/99                              2,499
(a)  PNC Bank NA,
       5.12%, 7/28/99                             2,000

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                VALUE
 CERTIFICATES OF DEPOSIT--CONTINUED
(a)  Toronto-Dominion Bank,
       4.83%, 7/14/99                          $  3,000
(a)  Wells Fargo & Co.,
       5.17%, 9/29/99                             2,998
     -----------------------------------------------------
     TOTAL CERTIFICATES OF DEPOSITS--27.2%
     (AVERAGE MATURITY: 20 DAYS)                 50,493
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (AVERAGE MATURITY: 40 DAYS)               $185,859
     -----------------------------------------------------

 NOTES TO KEMPER MONEY MARKET PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate securities. The rates shown are the current rates at June 30, 1999. The dates shown represent the demand date or next interest rate change date.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER TOTAL RETURN PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                     AMOUNT OR
                                     NUMBER OF
         GOVERNMENT OBLIGATIONS       SHARES         VALUE
U.S. TREASURY BONDS
     11.875%, 11/15/2003              $16,585       $ 20,384
     10.75%, 02/15/2003                 4,265          4,969
     10.375%, 11/15/2009                4,865          5,811
     9.125%, 05/15/2009                 4,870          5,491
     12.75%, 11/15/2010                15,400         20,761
     13.875%, 05/15/2011               16,180         23,165
     12.00%, 08/15/2013                15,710         22,058
     13.25%, 05/15/2014                11,700         17,767
     8.75%, 08/15/2020                  4,000          5,145
     6.00%, 02/15/2026                  1,030          1,005
     6.625%, 02/15/2027                 1,900          2,007
     ---------------------------------------------------------
                                                     128,563

 U.S. TREASURY NOTES
     8.75%, 08/15/2000                 12,500         12,951
     7.75%, 01/31/2000                  6,000          6,090
     6.375%, 01/15/2000                 1,000          1,007
     7.875%, 08/15/2001                 7,000          7,319
     7.75%, 02/15/2001                  9,000          9,314
     6.625%, 04/30/2002                 3,340          3,429
     5.50%, 03/31/2003                  8,000          7,949
     7.25%, 05/15/2004                  1,750          1,858
     10.75%, 08/15/2005                16,495         20,505
     7.50%, 02/15/2005                  7,005          7,541
     5.625%, 05/15/2008                 3,530          3,458
     ---------------------------------------------------------
                                                      81,421

 PROVINCE OF QUEBEC, CANADA
     8.625%, 01/19/2005                 1,500          1,633
     ---------------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--23.3%
     (Cost: $221,227)                                211,617
     ---------------------------------------------------------
     COMMON STOCKS
 COMMUNICATIONS--5.8%
     Ameritech Corp.                   80,000shs.      5,880
     AT&T Corp.                       112,500          6,279
     Bell Atlantic Corp.              145,000          9,479
     BellSouth Corp.                  145,000          6,797
     Frontier Corp.                    72,000          4,248
     GTE Corp.                         50,000          3,788
(a)  MCI WorldCom, Inc.               102,500          8,841
     SBC Communications, Inc.         120,000          6,960
     ---------------------------------------------------------
                                                      52,272

 CONSUMER DISCRETIONARY--5.3%
     CVS Corp.                        120,000          6,090
     Dayton Hudson Corp.              116,000          7,540
     Dollar General Corp.             178,750          5,184
     Home Depot, Inc.                 123,000          7,926
     McDonald's Corp.                 145,000          5,990
(a)  Mirage Resorts, Inc.             288,100          4,826
     Wal-Mart Stores, Inc.            218,900         10,562
     ---------------------------------------------------------
                                                      48,118

                                      NUMBER
                                     OF SHARES       VALUE
                                      SHARES         VALUE
 CONSUMER STAPLES--4.0%
     Albertson's, Inc.                100,000       $  5,156
     H.J. Heinz Co.                    98,000          4,912
     Pepsi Bottling Group, Inc.       260,000          5,996
     PepsiCo, Inc.                    245,000          9,478
     Procter & Gamble Co.             115,000         10,264
     ---------------------------------------------------------
                                                      35,806

 DURABLES--.6%
     Dana Corp.                       123,000          5,666
     ---------------------------------------------------------

 ENERGY--4.4%
     Anadarko Petroleum Corp.          79,000          2,908
     Chevron Corp.                     43,000          4,093
     Conoco, Inc. "A"                 130,000          3,624
     Exxon Corp.                       70,200          5,414
     Mobil Corp.                       70,000          6,930
     Royal Dutch Petroleum Co.        105,000          6,326
     Schlumberger, Ltd.                47,000          2,993
     Texaco, Inc.                      58,000          3,625
     Unocal Corp.                     100,000          3,963
     ---------------------------------------------------------
                                                      39,876

 FINANCIAL--10.5%
     American Express Credit Corp.     49,000          6,376
     American International Group,
       Inc.                            62,500          7,316
     Bank of America Corp.            110,000          8,064
     Capital One Finance Corp.         98,600          5,491
     Chase Manhattan Corp.             75,000          6,497
     CIGNA Corp.                       65,000          5,785
     Citigroup, Inc.                  197,500          9,381
     First Tennessee National Corp.    95,000          3,640
     Household International, Inc.    129,662          6,143
     J.P. Morgan & Co., Inc.           35,000          4,917
     Jefferson Pilot Corp.             67,900          4,494
     Merrill Lynch & Co., Inc.         38,000          3,038
     Morgan Stanley, Dean Witter &
       Co.                             35,000          3,588
     St. Paul Companies, Inc.         188,000          5,981
     Summit Bancorp                    75,000          3,136
     UNUM Corp.                       103,000          5,639
     Wells Fargo Co.                  145,000          6,199
     ---------------------------------------------------------
                                                      95,685

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                      NUMBER
                                     OF SHARES       VALUE
 HEALTH--7.3%
     Abbott Laboratories              150,000       $  6,825
     American Home Products Corp.      95,000          5,462
     Baxter International, Inc.        94,100          5,705
     Bristol-Myers Squibb Co.         120,000          8,452
     Eli Lilly & Co.                   60,000          4,298
     Medtronic, Inc.                   79,353          6,180
     Pfizer, Inc.                      70,000          7,682
     Schering-Plough Corp.            130,000          6,890
     SmithKline Beecham, PLC           70,000          4,624
     Warner-Lambert Co.                86,000          5,966
(a)  Wellpoint Health Networks,
       Inc.                            50,000          4,244
     ---------------------------------------------------------
                                                      66,328

 MANUFACTURING--7.2%
     Air Products & Chemicals, Inc.   132,000          5,313
     Emerson Electric Co.             116,000          7,294
     Federal-Mogul Corp.              121,700          6,328
     General Electric Co.             180,000         20,340
     Parker-Hannifin Corp.            140,000          6,405
     Tyco International, Ltd.         120,823         11,448
     Xerox Corp.                      132,800          7,843
     ---------------------------------------------------------
                                                      64,971

 MEDIA--5.7%
(a)  AT&T Corp. -- Liberty Media
       Group                          188,000          6,909
     CBS Corp.                        127,300          5,530
(a)  Clear Channel Communications,
       Inc.                           105,000          7,238
(a)  Infinity Broadcasting Corp.      172,900          5,144
(a)  Media One Group, Inc.             36,000          2,678
     Omnicom Group, Inc.               60,300          4,824
     Time Warner, Inc.                 95,000          6,983
     Tribune Co.                       69,000          6,012
(a)  Univision Communication, Inc.     96,900          6,395
     ---------------------------------------------------------
                                                      51,713

 SERVICE INDUSTRIES--.8%
     Waste Management, Inc.           135,000          7,256
     ---------------------------------------------------------
 TECHNOLOGY--13.1%
(a)  Applied Materials, Inc.           80,000          5,910
     Automatic Data Processing,
       Inc.                           146,000          6,424
(a)  Cisco Systems, Inc.              163,000         10,513
(a)  EMC Corp.                         65,000          3,575
     Hewlett-Packard Co.               90,000          9,045
     Intel Corp.                      194,000         11,543
     International Business
       Machines Corp.                  93,000         12,020
(a)  Intuit, Inc.                      49,800          4,488
(a)  Microsoft Corp.                  150,000         13,528
     Motorola, Inc.                   130,000         12,317
(a)  Oracle Systems Corp.             112,500          4,177
     Raytheon Co. "B"                 110,000          7,741
(a)  Solectron Corp.                  100,000          6,669
(a)  Sun Microsystems, Inc.            75,000          5,166
(a)  Xilinx, Inc.                     101,000          5,782
     ---------------------------------------------------------
                                                     118,898

                                     NUMBER OF
                                     SHARES OR
                                     PRINCIPAL
                                      AMOUNT         VALUE
 TRANSPORTATION--.6%
     Canadian National Railway Co.     80,000       $  5,398
     ---------------------------------------------------------
     TOTAL COMMON STOCK--65.3%
     (Cost: $446,499)                                591,987
     ---------------------------------------------------------
     CORPORATE OBLIGATIONS
 COMMUNICATIONS--2.0%
     American Cellular Corp.,
       10.50%, 05/15/2008             $ 1,120          1,142
     Esprit Telecom Group, PLC,
       11.50%, 12/15/2007                 630            665
     Intermedia Communications,
       8.60%, 06/01/2008                1,930          1,795
     McLeod USA, Inc.,
       Step-up Coupon,
       0% to 03/01/2002
       10.50%, 03/01/2007               2,800          2,142
     MetroNet Communications Corp.,
       Step-up Coupon,
       0% to 06/15/2003,
       9.95%, 06/15/2008                3,700          2,738
     Nextel Communications, Inc.,
       Step-up Coupon,
       0% to 02/15/2003
       9.95%, 02/15/2008                3,575          2,476
     Rogers Cantel, Inc.,
       8.80%, 10/01/2007                2,100          2,100
     TeleWest Communications, PLC,
       Step-up Coupon,
       0% to 10/01/2000,
       11.00%, 10/01/2007               4,020          3,578
     WorldCom, Inc.
     7.75%, 04/01/2007                    225            236
     7.75%, 04/01/2027                    825            871
     ---------------------------------------------------------
                                                      17,743

 CONSTRUCTION--.3%
     Del Webb Corp.,
       9.75%, 01/15/2008                2,450          2,389
     Kevco, Inc.,
       10.375%, 12/01/2007                545            379
     Nortek, Inc.,
       9.875%, 03/01/2004                  90             90
     ---------------------------------------------------------
                                                       2,858

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                      AMOUNT         VALUE
 CONSUMER DISCRETIONARY--1.1%
     AFC Enterprises,
       10.25%, 05/15/2007             $   700       $    710
     AMF Bowling, Inc.
     10.875%, 03/15/2006                2,100          1,733
       Step-up Coupon, 0% to
       03/15/2001,
       12.25%, 03/15/2006                 542            336
     Cinemark USA, Inc.,
       9.625%, 08/01/2008               1,360          1,353
     Cole National Group, Inc.,
       9.875%, 12/31/2006               2,640          2,323
     Dayton Hudson Corp.,
       7.50%, 07/15/2006                  600            615
     Dillards, Inc.,
       6.17%, 08/01/2001                1,500          1,491
     Royal Caribbean Cruises, Ltd.,
       8.25%, 04/01/2005                1,250          1,307
     ---------------------------------------------------------
                                                       9,868

 CONSUMER STAPLES--.1%
     Pathmark Stores, Inc.,
       9.625%, 05/01/2003                 935            951
     ---------------------------------------------------------

 ENERGY--.7%
     Benton Oil & Gas Co.,
       11.625%, 05/01/2003                420            283
     Conoco, Inc.,
       6.35%, 04/15/2009                4,000          3,839
     Gulf Canada Resources, Inc.,
       9.25%, 01/15/2004                1,500          1,515
     Gulfmark Offshore, Inc.,
       8.75%, 06/01/2008                1,120          1,056
     ---------------------------------------------------------
                                                       6,693

 FINANCIAL--1.2%
     Abbey National, PLC,
       6.69%, 10/17/2005                  775            762
     ABN AMRO,
       8.25%, 08/01/2009                1,250          1,307
     AB Spintab,
       7.50%, 08/14/2049                  800            782
     Crestar Financial Corp.,
       8.25%, 07/15/2002                  600            630
     Den Danske Bank,
       6.375%, 06/15/2008               1,250          1,184
     FINOVA Capital Corp.,
       6.50%, 07/28/2002                  550            550
     Ford Motor Credit Co.,
       7.75%, 03/15/2005                  600            628
     General Electric Capital Corp.
     8.75%, 05/21/2007                    400            454
     8.625%, 06/15/2008                 1,100          1,247
     NationsBank Corp.,
       9.50%, 06/01/2004                  600            669
     Repsol International Finance,
       7.00%, 08/01/2005                1,000            986
     Scotland International,
       8.80%, 01/27/2004              $   250       $    269
     Svenska Handelsbanken,
       7.125%, 03/29/2049                 300            286
     Wells Fargo & Co.,
       6.875%, 04/01/2006                 750            753
     ---------------------------------------------------------
                                                      10,507

 HEALTH--.2%
     Magellan Health Services,
       Inc.,
       9.00%, 02/15/2008                2,500          2,150
     ---------------------------------------------------------

 MANUFACTURING--1.2%
     Delco Remy International,
       10.625%, 08/01/2006                860            886
     Gaylord Container Corp.,
       9.875%, 02/15/2008               2,500          2,188
     Hayes Wheels International,
       Inc.,
       11.00%, 07/15/2006               1,500          1,627
     Neenah Corp.,
       11.125%, 05/01/2007              1,000            985
     Plainwell, Inc.,
       11.00%, 03/01/2008               1,020            816
     Riverwood International Corp.,
       10.25%, 04/01/2006               2,650          2,690
     Stone Container Corp.,
       12.58%, 08/01/2016               1,000          1,060
     Stone Container Finance Corp.,
       11.50%, 08/15/2006                 500            540
     ---------------------------------------------------------
                                                      10,792

 MEDIA--1.8%
     American Radio Systems,
       9.00%, 02/01/2006                  810            862
     Big Flower Press,
       8.875%, 07/01/2007               2,500          2,363
     Chancellor Media Corp.,
       9.00%, 10/01/2008                1,240          1,265
     Comcast Cable Communications,
       8.50%, 05/01/2027                  325            357
     Comcast Corp.,
       9.375%, 05/15/2005               1,500          1,589
     CSC Holdings, Inc.,
       9.25%, 11/01/2005                1,820          1,888
     Diamond Cable
       Communications, PLC
       Step-up Coupon, 0% to
       12/15/2000,
       11.75%, 12/15/2005                 260            234
       Step-up Coupon, 0% to
       02/15/2002,
       10.75%, 02/15/2007                 740            577
     K-III Communications Corp.,
       8.50%, 02/01/2006                  750            754
     News America Holdings, Inc.,
       9.25%, 02/01/2013                  405            455

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                      AMOUNT         VALUE
MEDIA--CONTINUED
     NTL, Inc.
     11.50%, 10/01/2008               $    95       $    104
     NTL, Inc., Step-up Coupon,
       0% to 10/01/2003
       12.375%, 10/01/2008                150            101
     NTL, Inc., Step-up Coupon,
       0% to 02/01/2001,
     10.50%, 02/01/2009                 2,270          1,975
     Sinclair Broadcasting Group, Inc.,
       8.75%, 12/15/2007                  850            833
     Tele-Communications, Inc.,
       9.80%, 02/01/2012                1,100          1,344
     Time Warner, Inc.
     9.125%, 01/15/2013                   425            481
     9.15%, 02/01/2023                    450            516
     United Artists Theatre Circuit,
      Inc., 9.75%, 04/15/2008           1,605          1,204
     ---------------------------------------------------------
                                                      16,902

 METALS AND MINERALS--.6%
     Euramax International, PLC,
       11.25%, 10/01/2006               2,850          2,893
     MMI Products, Inc.,
       11.25%, 04/15/2007                 400            410
     Renco Steel Holdings Co.,
       10.875%, 02/01/2005              2,500          2,163
     ---------------------------------------------------------
                                                       5,466
 SERVICE INDUSTRIES--.4%
     Kindercare Learning Centers, Inc.,
       9.50%, 02/15/2009                  500            477
     PSINet, Inc.,
       10.00%, 02/15/2005                 810            802
     PSINet, Inc.,
         11.50%, 11/01/2008             1,040          1,092
     United Rentals, Inc.,
       9.25%, 01/15/2009                  760            752
     ---------------------------------------------------------
                                                       3,123

 TECHNOLOGY--.5%
     Raytheon Co.
     6.15%, 11/01/2001                $ 4,000       $  3,776
     6.75%, 08/15/2007                    650            643
     ---------------------------------------------------------
                                                       4,419

 TRANSPORTATION--.3%
     Continental Airlines, Inc.
     7.75%, 07/02/2014                    465            479
     6.90%, 01/02/2017                    400            388
     TFM, SA de CV,
       10.25%, 06/15/2007               2,100          1,869
     ---------------------------------------------------------
                                                       2,736

 UTILITIES--.3%
     Commonwealth Edison Co.
     7.375%, 01/15/2004                   850            872
     7.00%, 07/01/2005                    250            250
     GTE North, Inc.,
       6.90%, 11/01/2008                1,350          1,360
     Yorkshire Power Finance,
       6.496%, 02/25/2008                 450            427
     ---------------------------------------------------------
                                                       2,909
     ---------------------------------------------------------
     TOTAL CORPORATE OBLIGATIONS--10.7%
     (Cost: $101,079)                                 97,117
     ---------------------------------------------------------
     MONEY MARKET INSTRUMENT--.7%
     Yield--5.15%
     Due--July 1999
     (Cost: $6,487)                     6,487          6,487
     ---------------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $775,292)                               $907,208
     ---------------------------------------------------------

 NOTES TO KEMPER TOTAL RETURN PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $775,292,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $149,057,000, the gross unrealized depreciation was $17,141,000 and the net unrealized appreciation on investments was $131,916,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER HIGH YIELD PORTFOLIO

Portfolio of Investments at June 30, 1999 (Unaudited)
(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
         CORPORATE OBLIGATIONS        AMOUNT      VALUE
COMMUNICATIONS--24.1%
     21st Century
       Telecommunications, Step-up
       Coupon, 0% to 02/15/2003,
       12.250% to 02/15/2008          $ 1,130    $    486
     Allegiance Telecom, Inc.,
       Step-up Coupon, 0% to
       2/15/2003, 11.750% to
       2/15/2008                        1,790       1,101
     Allegiance Telecom, Inc.,
       12.875%, 05/15/2008              1,900       2,042
     American Cellular Corp.,
       10.500%, 05/15/2008              2,240       2,285
     Bresnan Communications
       Company, 8.002%, 02/01/2009        330         327
     Call-Net Enterprises, Step-up
       Coupon, 0% to 08/15/2002,
       9.270% to 08/15/2007             1,050         667
     Call-Net Enterprises, Inc.,
       Step-up Coupon, 0% to
       8/15/2003, 8.940% to
       8/15/2008                        1,360         775
     Call-Net Enterprises, Inc.,
       9.375%, 05/15/2009                 710         671
     Call-Net Enterprises, Inc.,
       Step-up Coupon, 0% to
       5/15/2004, 10.800% to
       5/15/2009                          840         462
     ComCast Cellular Holdings
       Corp., 9.500%, 05/01/2007        1,870       2,094
     Communications Cellular,
       warrants                         2,200         143
     Communications Cellular, Step-
       up Coupon, 0% to 09/29/2000,
       14.125% to 03/01/2005            2,400       1,440
     Crown Castle International
       Corp., Step-up Coupon, 0% to
       11/15/2002, 10.625% to
       11/15/2007                       2,500       1,750
     Crown Castle International
       Corp., 9.000%, 05/12/2011          300         293
     Dobson Communication Corp.,
       11.750%, 04/15/2007              2,520       2,665
     Dolphin Telecom, PLC, Step-up
       Coupon, 0% to 05/15/2004,
       14.000% to 05/15/2009            1,240         595
     Econophone, Inc., Step-up
       Coupon, 0% to 02/15/2003,
       11.000%, to 02/15/2008             680         360
     Econophone, Inc., warrants         1,260         107
     Esprit Telecom Group, PLC,
       11.500%, 12/15/2007              1,625       1,714
     Esprit Telecom Group, PLC,
       10.875%, 06/15/2008                800         832
     Global Crossing, Ltd., 9.625%,
       05/15/2008                         990       1,030
     Global Telesystems Group,
       9.875%, 02/15/2005                 930         902
     ICG Holdings, Inc., Step-up
       Coupon, 0% to 09/15/2000,
       13.500% to 09/15/2005            6,380       5,678
     Impsat Corp., 12.375%,
       06/15/2008                       1,805       1,489
     Intermedia Communications,
       Step-up Coupon, 0% to
       07/15/2002, 11.250% to
       07/15/2007                     $ 2,570    $  1,838
     Intermedia Communications of
       Florida, Inc., Step-up
       Coupon, 0% to 05/15/2001,
       12.500% to 05/15/2006            2,180       1,798
     Intermedia Communications of
       Florida, Inc., 11.250%,
       08/01/2006                       1,300       1,446
     Intermedia Communications of
       Florida, Inc., warrants          1,140          74
     IPC Information Systems, Inc.,
       Step-up Coupon, 05/01/2001,
       10.875% to 05/01/2008            3,840       2,803
     KMC Telecom Holdings, Inc.,
       Step-up Coupon, 0% to
       02/15/2003, 12.500% to
       02/15/2008                       3,280       1,706
     KMC Telecom Holdings, Inc.,
       13.500%, 05/15/2009              1,280       1,280
     KMC Telecom Holdings, Inc.,
       warrants                         1,950           8
     Level 3 Communications,
       9.125%, 05/01/2008               2,690       2,656
     Long Distance Direct Holdings,
       Inc., 12.250%, 04/15/2008        1,300         715
     McLeod USA, Inc., Step-up
       Coupon, 0% to 03/01/2002,
       10.500% to 03/01/2007            2,420       1,851
     McLeodUSA, Inc., 9.250%,
       07/15/2007                       1,040       1,022
     McLeodUSA, Inc., 9.500%,
       11/01/2008                       1,400       1,393
     Metromedia Fiber Network,
       Inc., 10.000%, 11/15/2008        2,000       2,050
     MetroNet Communications Corp.,
       Step-up Coupon, 0% to
       12/15/2003, 9.950% to
       6/15/2008                        2,390       1,769
     Metronet Communications,
       08/15/2007, warrant                550          44
     Metronet Communications,
       12.000%, 08/15/2007                550         635
     Metronet Communications,
       Step-up Coupon, 0% to
       11/01/2002, 10.750% to
       11/01/2007                         780         608
     Metronet Communications,
       10.625%, 11/01/2008              1,410       1,590
     MGC Communications, 13.000%,
       10/01/2004                       2,000       1,820
     Millicom International
       Cellular, SA, Step-up
       Coupon, 0% to 06/01/2001,
       13.500%, 06/01/2006              2,960       2,161
     Netia Holdings, 10.250%,
       11/01/2007                       1,125         967
     Netia Holdings, Step-up
       Coupon, 0% to 11/01/2001,
       11.250% to 11/01/2007            1,395         865

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                      AMOUNT      VALUE
 COMMUNICATIONS--CONTINUED
     Nextel Communications, 9.750%,
       08/15/2004                     $ 3,100    $  3,147
     Nextel Communications, Step-up
       Coupon, 0% to 09/15/2002,
       10.650% to 09/15/2007            1,225         897
     Nextel Communications, Step-up
       Coupon, 0% to 10/31/2002,
       9.750% to 10/31/2007               940         656
     Nextel Communications, Inc.,
       Step-up Coupon, 0%,
       02/15/2003, 9.950% to
       02/15/2008                       2,760       1,911
     Nextlink Communications, Inc.,
       12.500%, 04/15/2006                950       1,017
     NEXTLINK Communications, Inc.,
       Step-up Coupon, 0% to
       4/15/2003, 9.450% to
       4/15/2008                          920         559
     Nextlink Communications,
       10.750%, 11/15/2008              2,000       2,050
     Nextlink Communications,
       Step-up Coupon, 0% to
       06/01/2004, 12.250% to
       06/01/2009                       4,000       2,350
     PSINet, Inc., 11.500%,
       11/01/2008                       1,670       1,754
     PTC International Finance,
       Step-up Coupon, 0% to
       07/01/2002, 10.750% to
       07/01/2007                       1,810       1,312
     Pinnacle Holdings, Inc.,
       Step-up Coupon, 0% to
       3/1/2003, 10.000% to
       3/15/2008                          540         316
     Price Communications Wireless,
       9.125%, 12/15/2006               2,490       2,515
     Primus Telecommunications
       Group, Inc., warrants            1,000          20
     Primus Telecommunications
       Group, Inc. 11.750%,
       08/01/2004                       1,460       1,482
     Primus Telecommunications
       Group, Inc. 9.875%,
       05/15/2008                         160         151
     Primus Telecommunications
       Group, Inc., 11.250%,
       01/15/2009                         680         690
     RCN Corp., 10.000%, 10/15/2007     1,080       1,091
     RCN Corp., Step-up Coupon, 0%
       to 07/01/2003, 11.000% to
       07/01/2008                         900         558
     Rogers Cantel, 9.750%,
       06/01/2016                       2,000       2,220
     Rogers Cantel Mobile
       Communications, Inc.,
       9.375%, 06/01/2008               1,120       1,159
     Rogers Communications, Inc.,
       8.875%, 07/15/2007                 630         635
     SBA Communications Corp.,
       Step-up Coupon, 0% to
       03/01/2003, 12.000% to
       03/01/2008                       1,500         863
     Tele1 Europe, BV, 13.000%,
       05/15/2009                         360         377
     Telecorp PCS, Inc., Step-up
       Coupon, 0% to 04/01/2004,
       11.625% to 04/15/2009              610         342
     TeleWest Communications PLC,
       Step-up Coupon, 0% to
       10/01/2000, 11.000% to
       10/01/2007                     $ 2,895    $  2,576
     Teligent, Inc., 11.500%,
       12/01/2007                         800         790
     Teligent, Inc., Step-up
       Coupon, 0% to 03/01/2003,
       11.500% to 03/01/2008            1,000         590
     TriTel Pcs, Inc., Step-up
       Coupon, 0% to 05/15/2004,
       12.750% to 05/15/2009            1,090         594
     Triton Communications, LLC,
       Step-up Coupon, 05/01/2003,
       11.000% to 05/01/2008            3,520       2,279
     U.S. Xchange, LLC, 15.000%,
       07/01/2008                       1,140       1,174
     USA Mobile Communications
       Holdings, Inc., 14.000%,
       11/01/2004                       1,190       1,136
     Versatel Telecom, 13.250%,
       05/15/2008                       1,430       1,484
     Versatel Telecom, warrants         1,430          72
     Viatel, Inc., 11.250%,
       04/15/2008                         880         898
     Viatel, Inc., Step-Up Coupon,
       0% to 04/15/2003, 12.500% to
       04/15/2008                       1,880       1,184
     Western Wireless Corp.,
       10.500%, 02/01/2007              1,200       1,287
     Winstar Equipment II, 12.500%,
       03/15/2004                         760         790
     -----------------------------------------------------
                                                  103,933

 CONSTRUCTION--4.3%
     Building Materials, 8.000%,
       12/01/2008                       1,490       1,389
     Capital Pacific Holdings,
       warrants                         3,634           2
     Del Webb Corp., 9.750%,
       01/15/2008                       1,300       1,267
     Desa International, 9.875%,
       12/15/2007                       1,440       1,066
     Dimac Corp., 12.500%,
       10/01/2008                       1,540         924
     Falcon Building Products,
       Inc., 9.500%, 06/15/2007         1,670       1,586
     Falcon Building Products,
       Inc., Step-up Coupon, 0% to
       06/15/2002, 10.500% to
       06/15/2007                         140          94
     Forecast Group, LP, 11.375%,
       12/15/2000                       1,025       1,017
     Fortress Group, 13.750%,
       05/15/2003                         880         660
     Hovnanian Enterprises, 9.750%,
       06/01/2005                         560         546
     Hovnanian Enterprises, Inc.,
       9.125%, 05/01/2009               1,090       1,041
     Kevco, Inc., 10.375%,
       12/01/2007                       1,765       1,227
     Nortek, Inc., 9.875%,
       03/01/2004                       1,430       1,434
     Nortek, Inc., 9.125%,
       09/01/2007                       1,300       1,297

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                      AMOUNT      VALUE
 CONSTRUCTION--CONTINUED
     Ryland Group, Inc., 8.250%,
       04/01/2008                     $ 1,170    $  1,100
     Terex Corp., 8.875%,
       04/01/2008                       3,180       2,957
     Waxman Industries, Inc.,
       warrants                        52,274           3
     Werner Holdings, Inc.,
       10.000%, 11/15/2007                850         842
     -----------------------------------------------------
                                                   18,452

 CONSUMER DISCRETIONARY--14.0%
     Advantica Restaurant Co.,
       11.250%, 01/15/2008              3,185       3,057
     AFC Enterprises, 10.250%,
       05/15/2007                       3,900       3,958
     AMF Bowling, Inc., 10.875%,
       06/15/2006                       2,370       1,955
     AMF Bowling, Inc., Step-up
       Coupon, 0% to 03/15/2001,
       12.250%, 03/15/2006              2,320       1,438
     Ameriking, 10.750%, 12/01/2006     1,020       1,020
     Avis Rent A Car, 11.000%,
       05/01/2009                       1,050       1,062
     Avondale Mills, 10.250%,
       05/01/2006                       1,310       1,271
     Carrols Corporation, 9.500%,
       12/01/2008                       1,390       1,317
     Cinemark USA, Inc., 8.500%,
       08/01/2008                       1,300       1,222
     Cinemark USA, Inc., Series D,
       9.625%, 08/01/2008                 260         259
     Cole National Group, Inc.,
       8.625%, 08/15/2007                 910         783
     Corporate Express, Inc.,
       4.500%, 07/01/2000               2,770       2,583
     Eldorado Resorts, 10.500%,
       08/15/2006                       2,010       2,080
     Finlay Enterprises, Inc.,
       9.000%, 05/01/2008                 550         525
     Finlay Fine Jewelry Co.,
       8.375%, 05/01/2008               1,240       1,197
     Florida Panthers Holdings,
       9.900%, 04/15/2009                 710         674
     Galey & Lord, Inc., 9.125%,
       03/01/2008                       1,960       1,254
     Guitar Center Management,
       11.000%, 07/01/2006                880         893
     Harvey's Casino Resorts,
       10.625%, 06/01/2006                960       1,001
     Hedstrom Corp., 10.000%,
       06/01/2007                       1,010         879
     Herff Jones, Inc., 11.000%,
       08/15/2005                         900         959
     Hines Horticulture, Inc.,
       11.750%, 10/15/2005              2,096       2,232
     Hollywood Entertainment Corp.,
       10.625%, 08/15/2004              1,060       1,039
     Imperial Home Decor Group,
       Inc., 11.000%, 03/15/2008      $ 1,050    $    756
     Iron Age Holdings Corp.,
       9.875%, 05/01/2008               1,000         780
     Iron Age Holdings Corp., Step-
       up Coupon, 0% to 05/01/2003,
       12.125% to 05/01/2009              570         177
     J. Crew Group, 10.375%,
       10/15/2007                       2,185       2,141
     J. Crew Group, Step-up Coupon,
       0% to 10/15/2002, 13.125% to
       10/15/2008                       3,200       1,824
     Krystal, Inc., 10.250%,
       10/01/2007                       2,210       2,315
     Mohegan Tribal Gaming
       Authority, 8.750%,
       01/01/2009                       1,600       1,592
     National Vision Association,
       Ltd., 12.750%, 10/15/2005        2,180       2,158
     Pamida Holdings, 11.750%,
       03/15/2003                       1,610       1,674
     Perkins Finance, LP, 10.125%,
       12/15/2007                       2,250       2,340
     Phillips-Van Heusen Corp.,
       9.500%, 05/01/2008               1,380       1,366
     Pillowtex Corp., 9.000%,
       12/15/2007                         500         471
     Players International,
       10.875%, 04/15/2005                880         926
     Premier Parks, Inc., 12.000%,
       08/15/2003                         780         835
     Regal Cinemas, Inc., 9.500%,
       06/01/2008                       1,850       1,739
     Regal Cinemas, Inc., 8.625%,
       12/15/2010                         600         546
     Restaurant Co., Step-up
       Coupon, 0% to 05/15/2003,
       11.250% to 05/15/2008            1,420         923
     Sealy Mattress Co., 9.875%,
       12/15/2007                         542         531
     Sealy Mattress Co., Step-up
       Coupon, 0% to 12/15/2002,
       10.875% to 12/15/2007              910         592
     Specialty Retailers, Inc.,
       8.500%, 07/15/2005                 540         400
     Specialty Retailers, Inc.,
       9.000%, 07/15/2007               2,200       1,364
     Station Casinos, Inc.,
       10.125%, 03/15/2006                860         892
     Station Casinos, Inc., 9.750%,
       04/15/2007                         680         699
     Vail Resorts, Inc., 8.750%,
       05/15/2009                         680         661
     -----------------------------------------------------
                                                   60,360

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                      AMOUNT      VALUE
 CONSUMER STAPLES--1.3%
     Agrilink Foods, Inc., 11.875%,
       11/01/2008                     $ 1,630    $  1,683
     BWAY Corp., 10.250%,
       04/15/2007                         870         905
     Dyersburg Corp., 9.750%,
       09/01/2007                       1,260         517
     Jafra Cosmetics International,
       Inc.,
       11.750%, 05/01/2008              1,620       1,393
     Mastellone Hermonos, 11.750%,
       04/01/2008                         550         390
     Pathmark Stores, Inc., 9.625%,
       05/01/2003                         760         773
     -----------------------------------------------------
                                                    5,661

 DURABLES--1.4%
     Accuride Corp., 9.250%,
       02/01/2008                         760         747
     Airxcel, 11.000%, 11/15/2007       1,350       1,333
     BE Aerospace, Inc., 9.500%,
       11/01/2008                         770         781
     Decrane Aircraft, 12.000%,
       09/30/2008                       1,350       1,357
     L-3 Communications Corp.,
       10.375%, 05/01/2007                450         475
     Transdigm, Inc., 10.375%,
       12/01/2008                       1,420       1,406
     -----------------------------------------------------
                                                    6,099

 ENERGY--2.4%
     Benton Oil & Gas Co., 11.625%,
       05/01/2003                       1,275         861
     Continental Resources, Inc.,
       10.250%, 08/01/2008              1,660       1,216
     Gulfmark Offshore, Inc.,
       8.750%, 2008                       770         726
     Key Energy Services, Inc.,
       14.000%, 01/15/2009                690         714
     Ocean Energy, 9.750%,
       10/01/2006                         300         312
     Ocean Energy, Inc., 10.375%,
       10/15/2005                         850         901
     Pen Holdings, Inc., 9.875%,
       06/15/2008                       1,205       1,205
     Pride International, Inc.,
       10.000%, 06/01/2009                690         700
     R&B Falcon Corp., 11.000%,
       03/15/2006                         720         742
     R&B Falcon Corp., 9.500%,
       12/15/2008                       1,420       1,278
     RAM Energy, 11.500%,
       02/15/2008                         600         312
     Stone Energy Corp., 8.750%,
       09/15/2007                       1,290       1,264
     -----------------------------------------------------
                                                   10,231

 FINANCIAL--.7%
     Intertek Finance, PLC,
       10.250%, 11/01/2006                940         897
     Spectrasite Holdings, Step-up
       Coupon, 0% to 07/15/2003,
       12.000% to 07/15/2008            2,290       1,443
     Spectrasite Holdings, Step-up
       Coupon, 0% to 04/01/2004,
       11.250% to 04/15/2009            1,230         698
     -----------------------------------------------------
                                                    3,038
 HEALTH--2.3%
     Abbey Healthcare Group, Inc.,
       9.500%, 11/01/2002               1,640       1,624
     ALARIS Medical Systems, Inc.,
       Step-up Coupon, 0% to
       8/01/2003, 11.125% to
       08/01/2008                       1,150         621
     Dade International, Inc.,
       11.125%, 05/01/2006              1,730       1,825
     Magellan Health Services,
       Inc., 9.000%, 02/15/2008         2,410       2,073
     Mariner Post-Acute Network,
       Inc., 10.500%, 08/01/2006        2,060       1,885
     Mariner Post-Acute Network,
       Inc., Step-up Coupon, 0% to
       11/01/2002, 10.500% to
       11/01/2007                       4,340         542
     MEDIQ, Inc., 11.000%,
       06/01/2008                         780         608
(a)  Vencor, Inc., 9.875%,
       05/01/2005                       1,850         555
     -----------------------------------------------------
                                                    9,733

 MANUFACTURING--16.0%
     Agriculture, Mining and
       Chemicals, Inc., 10.750%,
       09/30/2003                       2,070       2,008
     American Standard Companies,
       Inc., 9.250%, 12/01/2016         1,190       1,214
     Atlantis Group, Inc., 11.000%,
       02/15/2003                       1,735       1,770
     Berry Plastics Corp., 12.250%,
       04/15/2004                       1,330       1,370
     BPC Holdings Corp., 12.500%,
       06/15/2006                         750         731
     Consolidated Container Capital,
       Inc., 10.125%, 07/15/2009          480         487
     Consumers International,
       10.250%, 04/01/2005              1,330       1,347
     Day International Group, Inc.,
       11.125%, 06/01/2005              1,480       1,573
     Delco Remy International,
       10.625%, 08/01/2006              1,380       1,421
     Doman Industries, Ltd.,
       8.750%, 03/15/2004                 390         242
     Doman Industries, Ltd.,
       9.250%, 11/15/2007                 480         274
     Eagle-Picher Holdings, Inc.,
       9.375%, 03/01/2008               1,810       1,733
     Fairchild Corp., 10.750%,
       04/09/2007                       3,030       2,985
     Foamex, LP, 13.500%,
       08/15/2005                       1,240       1,178
     Foamex, LP, warrants                 940           2


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                      AMOUNT      VALUE
 MANUFACTURING--CONTINUED
     Fonda Group, 9.500%,
       03/01/2007                     $ 1,120    $    974
     Gaylord Container Corp.,
       9.750%, 06/15/2007               2,360       2,266
     Gaylord Container Corp.,
       9.875%, 02/15/2008               1,770       1,549
     Golden Northwest Aluminum, Inc.,
       12.000%, 12/15/2006              1,090       1,128
     Graham Packaging Co., 8.750%,
       01/15/2008                         580         551
     Graham Packaging Co., Step-up
       Coupon, 0% to 01/15/2003,
       10.750% to 01/15/2009              580         383
     Grove Holdings LLC, Step-Up
       Coupon, 0% to 05/01/2003,
       11.625% to 05/01/2009              340         102
     Grove Investors, PIK, 14.500%,
       05/01/2010                         750         375
     GS Technologies, 12.000%,
       09/01/2004                       1,090         899
     GS Technologies, 12.250%,
       10/01/2005                       1,340       1,099
     Hayes Wheels International,
       Inc., 11.000%, 07/15/2006        1,750       1,899
     Huntsman Package, 11.750%,
       12/01/2004                       2,650       2,822
     Knoll, Inc.,
       10.875%, 03/15/2006              1,456       1,602
     Millar Western Forest Products,
       Ltd., 9.875%, 05/15/2008         2,590       2,505
     Motors and Gears, Inc.,
       10.750%, 11/15/2006                640         643
     NL Industries, Inc., Senior
       Note, 11.750%, 10/15/2003        5,780       6,040
     Norampac, Inc., 9.500%,
       02/01/2008                       1,750       1,794
     Plainwell, Inc., 11.000%,
       03/01/2008                       4,445       3,556
     Printpack, Inc., 10.625%,
       08/15/2006                       1,440       1,339
     Riverwood International Corp.,
       10.250%, 04/01/2006                810         822
     Riverwood International Corp.,
       10.875%, 04/01/2008              7,990       7,790
     SF Holdings Group, Inc., Step-
       up Coupon, 0% to 03/15/2003,
       12.750% to 03/15/2008            1,430         472
     Spinnaker Industries, 10.750%,
       10/15/2006                       1,450       1,044
     Stone Container Corp.,
       12.250%, 04/01/2002              1,550       1,554
     Stone Container Corp.,
       10.750%, 10/01/2002              1,000       1,035
     Stone Container Corp.,
       11.500%, 08/15/2006              1,585       1,712
     Terex Corp., 8.875%,
       04/01/2008                       1,110       1,032
     Terra Industries, Inc.,
       10.500%, 06/15/2005                870         844
     Texas Petrochemicals, 11.125%,
       07/01/2006                         710         639
     U.S. Can Corp., 10.125%,
       10/15/2006                     $ 1,845    $  1,928
     Venture Holdings,
       11.000%, 2007                      250         255
     -----------------------------------------------------
                                                   68,988

 MEDIA--16.5%
     21st Century Telecom Group,
       Inc., warrants                     200           4
     Adelphia Communications Corp.,
       7.875%, 05/01/2009                 550         510
     American Lawyer Media, Inc.,
       Step-up Coupon, 0% to
       12/15/2002, 12.250% to
       12/15/2008                       1,020         671
     Australis Holdings, Step-up
       Coupon, 0% to 14.000%,
       11/01/2000                         114          87
(a)  Australis Holdings, Step-up
       Coupon, 0% to 11/01/2000,
       15.000%, 11/01/2002              3,660          55
     Avalon Cable Holdings, 9.375%,
       12/01/2008                         280         285
     Avalon Cable Holdings, Step-up
       Coupon, 0% to 12/01/2003,
       11.875%, 12/01/2008              1,870       1,234
     Big Flower Press, 8.875%,
       07/01/2007                       2,390       2,258
     Bresnan Communications Co.,
       Step-up Coupon, 0% to
       02/01/2004, 9.500% to
       02/01/2009                         690         448
     Cablevision Systems Corp.,
       7.875%, 12/15/2007               2,700         270
     Cablevision Systems Corp.,
       8.125%, 08/15/2009               1,010       1,028
     Capstar Broadcasting, Step-up
       Coupon, 0% to 02/01/2002,
       12.70% to 02/01/2009             2,570       2,159
     Century Communications Corp.,
       9.500%, 03/01/2005                 300         307
     Century Communications Corp.,
       8.375%, 12/15/2007                 550         535
     Chancellor Media Corp.,
       8.125%, 12/15/2007               1,180       1,145
     Chancellor Media Corp.,
       9.000%, 10/01/2008                 480         490
     Chancellor Media Corp.,
       8.000%, 11/01/2008               1,900       1,862
     Charter Communication
       Holdings, LLC, 8.250%,
       04/01/2007                       4,370       4,162
     Charter Communication
       Holdings, LLC, Step-up
       Coupon, 0% to 4/1/2004,
       9.920% to 4/1/2011               4,590       2,823
     Comcast UK Cable Partners,
       Ltd., Step-up Coupon, 0% to
       11/15/2000, 11.200% to
       11/15/2007                       3,130       2,809
     CSC Holdings, Inc., 9.250%,
       11/01/2005                       1,000       1,037
     CSC Holdings, Inc., Senior
       Note, 7.250%, 07/15/2008           500         480

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                      AMOUNT      VALUE
 MEDIA--CONTINUED
     CSC Holdings, Inc., 9.875%,
       02/15/2013                     $ 1,145    $  1,242
     CSC Holdings, Inc., 10.500%,
       05/15/2016                       1,640       1,872
     Diamond Cable Communications,
       PLC, Step-up Coupon, 0% to
       09/30/1999, 13.250% to
       09/30/2004                       1,990       2,080
     Diva Systems Corp., Step-up
       Coupon, 0% to 03/01/2003,
       11.625% to 03/01/2008            2,080         562
     EchoStar DBS Corp., 9.250%,
       02/01/2006                       1,300       1,316
     EchoStar DBS Corp., 9.375%,
       02/01/2009                       2,230       2,263
     Falcon Holding Group, Step-up
       Coupon, 0% to 4/15/2003,
       9.285% to 4/15/2010              1,840       1,293
     Falcon Holding Group, LP,
       8.375%, 04/15/2010               3,360       3,326
     Frontiervision, 11.000%,
       10/15/2006                         860         952
     Frontiervision, 11.875%, Step-
       up Coupon, 0% to 09/15/2001,
       11.875% to 09/15/2007            1,110         966
     Interep National Radio Sales,
       Inc., 10.000%, 07/01/2008        1,060       1,079
     NTL, Inc., 11.500%, 10/01/2008     4,540       4,960
     NTL, Inc., Step-up coupon,
       0% to 10/01/2003, 12.375% to
       10/01/2008                         620         418
     NTL, Inc., Step-up Coupon,
       0% to 02/01/2001, 10.500% to
       02/01/2009                         680         592
     Ono Financial, PLC, 13.000%,
       05/01/2009                       1,650       1,699
     Outdoor Systems, Inc., 9.375%,
       10/15/2006                       2,395       2,548
     Outdoor Systems, Inc., 8.875%,
       06/15/2007                       1,130       1,179
     Radio Unica Corp., Step-up
       Coupon, 0% to 08/01/2002,
       11.750% to 08/01/2006            1,500         863
     Renaissance Media Group,
       Step-Up, 0%, 04/15/2003
       10.000%, 04/15/2008              1,020         724
     Salem Communications Corp.,
       9.500%, 10/01/2007                 770         808
     SFX Entertainment, Inc.,
       9.125%, 02/01/2008               3,245       3,140
     SFX Entertainment, Inc.,
       9.125%, 12/01/2008               2,300       2,225
     Sinclair Broadcast Corp.,
       Inc., 9.000%, 07/15/2005           350         344
     Sinclair Broadcasting Group,
       Inc., 8.750%, 12/15/2007           940         921
     Star Choice, 13.000%,
       12/15/2005                         750         780
     TeleWest Communications, PLC,
       9.625%, 10/01/2006                 710         724
     TeleWest Communications, PLC,
       11.250%, 11/01/2008              1,650       1,864
     Telewest Communications, PLC,
       Step-up Coupon, 0% to
       04/15/2004, 9.250% to
       04/15/2009                     $   500    $    335
     Transwestern Publishing,
       9.625%, 11/15/2007                 950         931
     Transwestern Publishing,
       Step-up Coupon, 0% to
       11/15/2002, 11.875% to
       11/15/2008                         420         290
     UIH Australia Pacific, Inc.,
       warrants                           750           1
     United Artists Theatre
       Circuit, Inc., 9.750%,
       04/15/2008                       3,320       2,490
     United International Holdings,
       Step-up Coupon, 0% to
       02/15/2003, 10.750% to
       02/15/2008                       2,900       1,929
     -----------------------------------------------------
                                                   71,375
 METALS AND MINERALS--2.8%
     Bar Technologies, 13.500%,
       04/01/2001                       1,060       1,092
     Bar Technologies, warrants           750          15
     Euramax International, PLC,
       11.250%, 10/01/2006              1,470       1,492
     Metal Management, Inc.,
       10.000%, 05/15/2008              1,560       1,264
     Metals USA, Inc., 8.625%,
       02/15/2008                       1,430       1,330
     MMI Products, Inc., 11.250%,
       04/15/2007                       1,025       1,051
     Renco Metals, Inc., Senior
       Note, 11.500%, 07/01/2003          725         736
     Renco Steel Holdings Co.,
       Series B, 10.875%,
       02/01/2005                       2,330       2,015
     United Rentals, Inc., 9.250%,
       01/15/2009                       1,940       1,920
     Wells Aluminum Corp., 10.125%,
       06/01/2005                       1,400       1,393
     -----------------------------------------------------
                                                   12,308
 SERVICE INDUSTRIES--4.4%
     Coinmach Corp., 11.750%,
       11/15/2005                       4,890       5,269
(a)  Color Tile, Inc., 10.750%,
       12/15/2001                       1,470          15
     Doskocil Manufacturing Co.,
       10.125%, 09/15/2007                730         372
     ImPac Group, Inc.,
       10.125%,03/15/2008               4,630       4,398
     Integrated Electrical
       Services, Inc., 9.375%,
       02/01/2009                       1,950       1,926
     Kindercare Learning Centers,
       Inc., 9.500%, 02/15/2009         2,550       2,435
     La Petite Academy, Inc.,
       10.000%, 05/15/2008              2,260       2,153
     PSINet, Inc., 10.000%,
       02/15/2005                       1,160       1,148
     Spincycle, Inc., Step-up
       Coupon, 0% to 05/01/2001,
       12.750% to 05/01/2005            1,520         441
     United Rentals, Inc.,
       9.000%, 04/01/2009                 980         963
     -----------------------------------------------------
                                                   19,120

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                     AMOUNT OR
                                      NUMBER
                                     OF SHARES    VALUE
 TECHNOLOGY--1.0%
     Axiohm Transaction Solutions,
       Inc.,
       9.750%, 10/01/2007             $   620    $    403
     Cherokee International Corp.,
       10.500%, 05/01/2009                710         699
     Panavision Inc., Step-Up
       Coupon, 0% to 2/1/2002,
       9.625% to 2/1/06                 2,680       1,635
     Verio, Inc.,
       11.250%, 12/01/2008                310         325
     Viasystems, Inc., 9.750%,
       06/01/2007                       1,380       1,208
     -----------------------------------------------------
                                                    4,270
 TRANSPORTATION--1.5%
     Petro Stopping Centers,
       10.500%, 02/01/2007              2,520       2,646
     TFM, S.A. de C.V., 10.250%,
       06/15/2007                       1,130       1,006
     Trans World Airlines, Inc.,
       11.375%, 03/01/2006                960         576
     Transtar Holdings, Inc.,
       Step-up Coupon, 0% to
       12/15/1999, 13.375% to
       12/15/2003                         631         623
     Travelcenters America,
       10.250%, 04/01/2007              1,790       1,794
     -----------------------------------------------------
                                                    6,645
     TOTAL CORPORATE OBLIGATIONS--92.7%
     (Cost: $426,763)                             400,213

 COMMON AND PREFERRED STOCK
     21st Century Telecom Group,
       Inc., preferred                    235shs      117
     Benedek Communications Corp.,
       warrants                         5,000          10
     Clark USA, PIK, preferred          3,056         199
     Crown American Realty Trust,
       preferred                       25,070       1,181
     Diva Systems Corp., warrants,
       expire, 03/01/2008               6,240          75


                                     NUMBER OF
                                     SHARES OR
                                     PRINCIPAL
                                      AMOUNT      VALUE
 COMMON AND PREFERRED STOCK--CONTINUED
     Dobson Communications, PIK,
       preferred                          858    $    781
(a)  Eagle-Picher Holdings, Inc.,
       preferred                          170         863
(a)  Gaylord Container Corp.           92,250         732
     Intermedia, warrants               4,851          78
     Long Distance Direct Holdings,
       Inc., warrants                   1,300           3
(a)  MGC Communications                 6,954         181
     Nextel Communications, PIK,
       preferred                        1,686       1,673
(a)  SF Holdings Group, PIK,
       preferred                            3           7
(a)  SF Holdings Group, PIK,
       preferred                           30          66
     Sinclair Capital, preferred       13,000       1,359
     Star Choice Communications,
       Inc., warrants (expire
       12/15/05)                       17,370          42
(a)  Viatel, Inc                       11,268         633
     -----------------------------------------------------
     TOTAL COMMON AND PREFERRED STOCK--1.9%
     (Cost: $7,299)                                 8,000
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(b)  Repurchase agreement
       State Street Bank and Trust
       Company, dated 6/30/99,
       4.75%, due 7/1/99              $ 1,224       1,224
     Commercial paper
       Yield--5.07% to 5.09%
       Due--July 1999
       Countrywide Home Loan            7,000       6,993
       Other                           14,900      14,882
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--5.4%
     (Cost: $23,099)                               23,099
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $457,161)                            $431,312
     -----------------------------------------------------

 NOTES TO KEMPER HIGH YIELD PORTFOLIO OF INVESTMENTS

(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(b) Repurchase agreements are fully collateralized by the U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $457,161,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $7,676,000, the gross unrealized depreciation was $33,525,000 and the net unrealized depreciation on investments was $25,849,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER GROWTH PORTFOLIO

Portfolio Of Investments At June 30, 1999 (Unaudited)
(DOLLARS IN THOUSANDS)

                                    NUMBER
            COMMON STOCKS          OF SHARES    VALUE
COMMUNICATIONS--2.4%
     Frontier Corp.                 126,100    $  7,440
(a)  MCI WorldCom, Inc.             128,400      11,074
     ----------------------------------------------------
                                                 18,514
 CONSUMER DISCRETIONARY--15.2%
(a)  Consolidated Stores Corp.      428,600      11,572
     Costco Companies, Inc.         118,700       9,503
     Dayton Hudson Corp.            129,600       8,424
(a)  Electronic Arts, Inc.          154,200       8,365
     Gap, Inc.                      151,500       7,632
     Hasbro, Inc.                   194,100       5,423
     Home Depot, Inc.               334,200      21,535
     McDonald's Corp.               215,500       8,903
     Wal-Mart Stores, Inc.          330,900      15,966
     ----------------------------------------------------
                                                 97,323
 CONSUMER STAPLES--10.3%
     Albertson's, Inc.               50,000       2,578
     Coca-Cola Co., Inc.            203,800      12,738
     Colgate-Palmolive Co.          118,400      11,692
     Estee Lauder Companies "A"     222,800      11,168
     Kroger Co.                     207,600       5,800
     PepsiCo, Inc.                  164,400       6,360
     Philip Morris Companies,
       Inc.                          89,500       3,597
     Procter & Gamble Co.           131,600      11,745
     ----------------------------------------------------
                                                 65,678
 DURABLES--7.2%
(a)  Cisco Systems, Inc.            427,100      27,548
     Lucent Technologies, Inc.      182,100      12,280
     Nokia AB Oy "A"                 66,700       6,107
     ----------------------------------------------------
                                                 45,935
 FINANCIAL--5.6%
     American International
       Group, Inc.                  119,400      13,977
     Federal Home Loan Mortgage
       Corp.                        104,300       6,049
     Federal National Mortgage
       Association                  133,100       9,101
     Morgan Stanley, Dean Witter
       Discover Co.                  69,100       7,083
     ----------------------------------------------------
                                                 36,210
 HEALTH--16.4%
     Eli Lilly & Co.                131,700       9,433
     IMS Health, Inc.               173,100       5,409
     Johnson & Johnson               72,000       7,056
     Medtronic, Inc.                207,635      16,170
     Merck & Co., Inc.              233,200      17,257
     Pfizer, Inc.                   189,000      20,743
     Schering-Plough Corp.          173,000       9,169
     SmithKline Beecham, PLC        135,400       8,945
     Warner-Lambert Co.             153,000      10,614
     ----------------------------------------------------
                                                104,796

                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
 MANUFACTURING--8.7%
     General Electric Co.           241,400    $ 27,278
(a)  QUALCOMM, Inc.                  45,800       6,572
     Textron, Inc.                  118,300       9,737
     Tyco International, Ltd.       127,430      12,074
     ----------------------------------------------------
                                                 55,661
 MEDIA--8.2%
(a)  AT&T Corp.--Liberty Media
       Group                        181,600       6,674
(a)  Clear Channel
       Communications, Inc.         215,700      14,870
(a)  Infinity Broadcasting Corp.    253,700       7,548
     Omnicom Group, Inc.            124,600       9,968
(a)  Outdoor Systems, Inc.           98,500       3,595
     Time Warner, Inc.               36,200       2,662
(a)  Univision Communication,
       Inc.                         114,300       7,544
     ----------------------------------------------------
                                                 52,861
 SERVICE INDUSTRIES--4.7%
(a)  America Online, Inc.           146,400      16,177
     Charles Schwab Corp.            74,200       8,153
     Galileo International, Inc.    109,900       5,873
     ----------------------------------------------------
                                                 30,203
 TECHNOLOGY--18.3%
(a)  Applied Materials, Inc.        139,000      10,269
(a)  EMC Corp.                      178,200       9,801
     Intel Corp.                    369,600      21,991
     International Business
       Machines Corp.                99,600      12,873
     Linear Technology Corp.         95,600       6,429
(a)  Microsoft Corp.                399,200      36,003
(a)  Momentum Business
       Applications, Inc.             3,428          24
     Motorola, Inc.                  67,200       6,367
(a)  Sun Microsystems, Inc.         191,900      13,217
     ----------------------------------------------------
                                                116,974
     ----------------------------------------------------
     TOTAL COMMON STOCKS--97.5%
     (Cost: $493,374)                           624,155
     ----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(b)  Repurchase agreement State
       Street Bank and Trust
       Company, dated 6/30/99,
       4.75%, due 7/1/99            $ 1,409       1,409
     Commercial paper
       Yield--5.07% to 5.09%
       Due--July 1999                14,500      14,480
     ----------------------------------------------------
     TOTAL MONEY MARKET
     INSTRUMENTS--2.5%
     (Cost: $15,889)                             15,889
     ----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $509,263)                          $640,044
     ----------------------------------------------------

PORTFOLIO OF INVESTMENTS

 NOTES TO KEMPER GROWTH PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by the U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $509,263,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $140,648,000, the gross unrealized depreciation was $9,867,000 and the net unrealized appreciation on investments was $130,781,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER GOVERNMENT SECURITIES PORTFOLIO

(Portfolio of Investments at June 30, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

                                                                              COUPON               PRINCIPAL
    GOVERNMENT OBLIGATIONS                 TYPE                                RATE    MATURITY     AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
GOVERNMENT                                 Pass-through Certificates           6.50%   2024-2029    $24,348    $ 23,492
NATIONAL MORTGAGE                                                              7.00    2011-2029     18,056      17,873
ASSOCIATION--50.2%                                                             7.50    2022-2029     13,462      13,625
(Cost: $67,946)                                                                8.00    2016-2025      9,474       9,774
                                                                               8.50    2016-2027        894         938
                                                                               9.00    2016-2027        733         780
                                                                               9.50    2013-2022        302         324
                                                                              10.00      2016           266         294
                                           ----------------------------------------------------------------------------
                                                                                                                 67,100
-----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME                               Pass-through Certificates           6.50      2029         2,198       2,129
LOAN MORTGAGE                                                                  7.00    2024-2029     11,336      11,257
CORPORATION--11.2%                                                             7.50    2022-2028        976         988
(Cost: $15,027)                                                                8.00    2017-2022        549         566
                                                                               8.50      2026            21          22
                                           ----------------------------------------------------------------------------
                                                                                                                 14,962
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                              Notes                               5.25      2001         4,400       4,379
SECURITIES--10.9%                          Bonds                              10.375     2009           750         896
(Cost: $14,740)                                                               12.50      2014         1,300       1,914
                                                                              11.25      2015         4,900       7,335
                                           ----------------------------------------------------------------------------
                                                                                                                 14,524
-----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE                  Pass-through Certificates           6.00    2028-2029      1,689       1,591
ASSOCIATION--4.3%                                                              6.375     2009           500         498
(Cost: $5,845)                                                                 6.50    2028-2029      2,435       2,352
                                                                               7.00      2013           700         704
                                                                               7.50      2025           261         264
                                                                               8.00      2024           358         368
                                           ----------------------------------------------------------------------------
                                                                                                                  5,777
-----------------------------------------------------------------------------------------------------------------------
CANADIAN PROVINCIAL                        Province of Ontario                 7.625     2004           500         527
OBLIGATIONS--.8%                           Province of Quebec                  8.625     2005           500         544
(Cost: $1,094)                             ----------------------------------------------------------------------------
                                                                                                                  1,071
                                           ----------------------------------------------------------------------------
                                           TOTAL GOVERNMENT OBLIGATIONS--77.4%
                                           (Cost: $104,652)                                                     103,434
                                           ----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
(A)CORPORATE                               American Express Master Trust       7.60      2002         2,500       2,567
   OBLIGATIONS--5.3%                       Chase Credit Co.                    5.55      2003         2,500       2,485
   (Cost: $7,113)                          Equitable Life                      6.95      2005           500         499
                                           Ford Motor Credit                   8.00      2002           500         521
                                           Sears Roebuck Acceptance Corp.      6.75      2005           500         499
                                           Southwestern Bell Telephone         6.625     2005           500         503
                                           ----------------------------------------------------------------------------
                                                                                                                  7,074

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                                   PRINCIPAL
                                           TYPE                                                     AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                            (b)Repurchase agreement
INSTRUMENTS                                  State Street Bank and Trust Company,
(Cost: $23,097)                              dated 6/30/99, 4.75%, due 7/1/99                       $   616    $    616
                                           Commercial paper
                                             Yield--4.60% to 4.83%
                                             Due--July 1999
                                           Federal Home Loan Mortgage Corp.                          22,481      22,481
                                           ----------------------------------------------------------------------------
                                           TOTAL MONEY MARKET INSTRUMENTS--17.3%
                                           (Cost: $23,097)                                                       23,097
                                           ----------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $134,862)                                                    $133,605
                                           ----------------------------------------------------------------------------

 NOTES TO KEMPER GOVERNMENT SECURITIES PORTFOLIO OF INVESTMENTS
(a) The portfolio may invest up to 35% of total assets in fixed income securities other than U.S. Government Securities.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $134,862,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $649,000, the gross unrealized depreciation was $1,906,000 and the net unrealized depreciation on investments was $1,257,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER INTERNATIONAL PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                    NUMBER
            COMMON STOCKS          OF SHARES    VALUE
                           EUROPE
UNITED KINGDOM--20.4%
     BBA Group, PLC
       (MANUFACTURER OF
       AUTOMOTIVE COMPONENTS AND
       INDUSTRIAL MATERIALS)          3,246    $     25
     BOC Group, PLC
       (PRODUCER OF INDUSTRIAL
       GASES)                        96,254       1,886
     BP Amoco, PLC
       (MAJOR INTEGRATED WORLD
       OIL COMPANY)                 120,394       2,158
     British Telecom, PLC
       (TELECOMMUNICATION
       SERVICES)                    165,687       2,776
     Carlton Communications, PLC
       (TELEVISION POST
       PRODUCTION PRODUCTS AND
       SERVICES)                    163,947       1,361
     General Electric Co., PLC
       (MANUFACTURER OF POWER,
       COMMUNICATIONS AND DEFENSE
       EQUIPMENT)                   185,257       1,884
     Glaxo Wellcome, PLC
       (PHARMACEUTICAL COMPANY)      49,701       1,382
     J Sainsbury, PLC
       (RETAIL DISTRIBUTOR OF
       FOOD THROUGH SUPERMARKETS)   300,000       1,893
     Marks & Spencer, PLC
       (RETAILER OF CONSUMER
       GOODS AND FOODS)             360,000       2,079
     National Westminster Bank
       (PROVIDER OF BANKING AND
       FINANCIAL SERVICES)           70,578       1,498
(a)  Orange, PLC
       (OPERATOR OF DIGITAL
       MOBILE TELEPHONE NETWORK)    146,200       2,147
     Prudential Corporation, PLC
       (PROVIDER OF BROAD RANGE
       OF FINANCIAL SERVICES)        79,273       1,169
     Reed International, PLC
       (PUBLISHER OF SCIENTIFIC,
       PROFESSIONAL AND BUSINESS
       TO BUSINESS MATERIALS)       210,441       1,401
     Rentokil Initial, PLC
       (ENVIRONMENTAL SERVICES
       COMPANY)                     409,178       1,588
     Reuters Group, PLC
       (INTERNATIONAL NEWS
       AGENCY)                      227,137       2,990
     Rio Tinto, PLC
       (MINING COMPANY)             188,849       3,167
(a)  Royal & Sun Alliance
     Insurance Group, PLC
       (INSURANCE COMPANY)          118,847       1,066
     Select Appointments
     Holdings, PLC
       (RECRUITMENT SERVICES
       COMPANY)                      75,615         903
     Shell Transport & Trading,
       PLC
       (PETROLEUM COMPANY)          327,709       2,461
     SmithKline Beecham, PLC
       (MANUFACTURER OF ETHICAL
       DRUGS AND HEALTHCARE
       PRODUCTS)                    102,306    $  1,332
     Vodafone Group, PLC
       (TELECOMMUNICATION
       SERVICES)                    139,826       2,753
     -----------------------------------------------------
                                                 37,919

 FRANCE--13.5%
     Accor SA
       (PROVIDER OF CATERING,
       HOTEL AND TRAVEL SERVICES)     7,227       1,821
     AXA SA
       (INSURANCE GROUP PROVIDING
       INSURANCE, FINANCE AND
       REAL ESTATE SERVICES)         10,975       1,344
     Carrefour SA
       (HYPERMARKET OPERATOR AND
       FOOD RETAILER)                 6,881       1,015
     Christian Dior
       (LEADING FASHION HOUSE)       10,418       1,704
     Club Mediterranee SA
       (OPERATOR OF VACATION
       RESORTS)                       3,464         369
     Elf Aquitaine SA
       (PETROLEUM COMPANY)           25,202       3,712
     Etablissements Economiques
     du Casino Guichard-
     Perrachon SA
       (OPERATOR OF SUPERMARKETS
       AND CONVENIENCE STORES)       21,300       1,171
(a)  Eurotunnel SA
       (CHANNEL TUNNEL
       CONSORTIUM)                 1,619,174      2,396
     Lagardere SCA
       (HOLDING COMPANY WITH
       INTERESTS IN PUBLISHING,
       DEFENSE, AUDIOVISUAL
       PRODUCTION AND SERVICES,
       TELECOMMUNICATIONS AND
       MEDIA)                        23,290         870
     LVMH (Louis Vuitton Moet
     Hennessy)
       (PRODUCER OF WINES,
       SPIRITS AND LUXURY
       PRODUCTS)                      3,266         960
(a)  LVMH (Louis Vuitton Moet
     Hennessy) (Rights)
       (PRODUCER OF WINES,
       SPIRITS AND LUXURY
       PRODUCTS)                      3,266          96
     Pinault-Printemps-Redoute SA
       (OPERATOR OF DEPARTMENT
       STORES)                        5,716         984
     Renault SA
       (MANUFACTURER OF
       AUTOMOBILES, BUSES,
       INDUSTRIAL AND
       AGRICULTURAL VEHICLES)        21,165         924
     Rhone-Poulenc SA "A"
       (PHARMACEUTICAL COMPANY)      49,852       2,286
     Societe BIC SA
       (MANUFACTURER OF OFFICE
       SUPPLIES)                     34,037       1,802

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     NUMBER
                                   OF SHARES    VALUE
FRANCE--CONTINUED
     Suez Lyonnaise des Eaux
       (WATER AND ELECTRIC
       UTILITY)                      10,421    $  1,886
     Total SA "B"
       (INTERNATIONAL OIL AND GAS
       EXPLORATION, DEVELOPMENT
       AND PRODUCTION)                6,771         877
     Union des Assurances
       Federales
       (INSURANCE GROUP)              7,942         945
     -----------------------------------------------------
                                                 25,162

GERMANY--11.2%
     BASF AG
       (INTERNATIONAL CHEMICAL
       PRODUCER)                     48,673       2,159
     Bayerische Vereinsbank AG
       (COMMERCIAL BANK)             40,177       2,620
     Gehe AG
       (PHARMACEUTICALS
       DISTRIBUTOR)                  39,682       1,832
     Hoechst AG
       (CHEMICAL PRODUCER)           50,358       2,288
     Karstadt AG
       (OPERATOR OF DEPARTMENT
       STORE CHAIN)                   2,617       1,262
     Mannesmann AG
       (DIVERSIFIED CONSTRUCTION
       AND TECHNOLOGY COMPANY)       18,138       2,716
     Metro AG
       (OPERATOR OF BUILDING,
       CLOTHING DEPARTMENT,
       ELECTRONIC AND FOOD
       STORES)                       28,246       1,760
     SAP AG (pfd.)
       (COMPUTER SOFTWARE
       MANUFACTURER)                  4,416       1,771
     Siemens AG
       (ELECTRICAL ENGINEERING
       AND ELECTRONICS COMPANY)      31,289       2,422
     VEBA AG
       (ELECTRIC UTILITY,
       DISTRIBUTOR OF OIL AND
       CHEMICALS)                    33,864       1,998
     -----------------------------------------------------
                                                 20,828

NETHERLANDS--7.5%
     Akzo Nobel NV
       (PRODUCER AND MARKETER OF
       HEALTHCARE PRODUCTS,
       COATINGS, CHEMICALS AND
       FIBERS)                       28,970       1,223
     DSM NV
       (PLASTICS PRODUCER)            6,120         659
(a)  Equant NV
       (PROVIDER OF INTERNATIONAL
       DATA NETWORK SERVICES)        17,792       1,646
     Gucci Group
       (DESIGNER AND PRODUCER OF
       PERSONAL LUXURY
       ACCESSORIES AND APPAREL)      24,400       1,708
     Heineken Holding NV "A"
       (PRODUCER AND DISTRIBUTOR
       OF BEERS, SPIRITS, WINES,
       SOFT DRINKS)                  35,260       1,332
     ING Groep NV
       (INSURANCE AND FINANCIAL
       SERVICES)                     20,621    $  1,120
     Koninklijke Ahold NV
       (INTERNATIONAL FOOD
       RETAILER)                     28,400         982
     STMicroelectronics
       (MANUFACTURER OF
       SEMICONDUCTOR INTEGRATED
       CIRCUITS)                     17,748       1,187
     Unique International NV
       (OPERATOR OF RETAIL
       CLOTHING STORES,
       EMPLOYMENT AGENCIES,
       TECHNICAL TRADE SCHOOLS,
       ENGINEERING SERVICES)         68,036       1,665
(a)  United Pan-Europe
     Communications NV
       (PROVIDER OF TELEVISION
       AND TELECOMMUNICATION
       SERVICES)                     12,450         678
     Vedior NV CVA
       (TEMPORARY EMPLOYMENT
       SERVICES)                     15,161         259
     VNU NV
       (INTERNATIONAL PUBLISHING
       COMPANY)                      35,960       1,442
     -----------------------------------------------------
                                                 13,901

ITALY--5.9%
     Arnoldo Mondadori Editore
     SpA
       (BOOK PUBLISHER)              43,000         748
     Assicurazioni Generali
       (LIFE AND PROPERTY
       INSURANCE COMPANY)            53,250       1,852
     Class Editori SpA
       (PUBLISHING HOUSE)            46,100         370
     Finmeccanica SpA
       (DESIGNER AND DEVELOPER OF
       COMMERCIAL AND MILITARY
       AIRCRAFT, SPACE SYSTEMS
       AND AIR DEFENSE SYSTEMS)   1,182,300       1,093
     Gruppo Editoriale L'Espresso
       (PUBLISHER)                   35,200         572
     Mediaset SpA
       (BROADCASTING AND
       TELEVISION NETWORKS)         110,300         984
     Seat Pagine Gialle SpA
       (PUBLISHER OF
       TELECOMMUNICATION
       DIRECTORIES AND PROVIDER
       OF ADVERTISING SERVICES)   1,299,000       1,781
     Telecom Italia SpA
       (PROVIDER OF
       TELECOMMUNICATIONS,
       ELECTRONICS AND NETWORK
       CONSTRUCTION)                336,000       3,505
     -----------------------------------------------------
                                                 10,905

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                    NUMBER
                                   OF SHARES    VALUE

 SWITZERLAND--4.3%
     Nestle SA (Registered)
       (FOOD MANUFACTURER)              989    $  1,790
     Novartis AG (Registered)
       (PHARMACEUTICAL COMPANY)       1,616       2,370
     Swisscom AG
       (OPERATOR OF
       TELECOMMUNICATION NETWORKS
       AND NETWORK APPLICATION
       SERVICES)                      3,297       1,246
     UBS AG-Registered
       (PROVIDER OF BANKING AND
       ASSET MANAGEMENT SERVICES)     8,690       2,606
     -----------------------------------------------------
                                                  8,012

FINLAND--1.8%
     Nokia Oyj
       (MANUFACTURER OF
       TELECOMMUNICATION NETWORKS
       AND EQUIPMENT)                38,000       3,343
     -----------------------------------------------------

SPAIN--1.3%
     Compania Telefonica Nacional
     de Espana SA
       (TELECOMMUNICATION
       SERVICES)                     49,437       2,396
(a)  Telefonica Publicidad e
     Informacion, SA
       (PUBLISHER OF TELEPHONE
       DIRECTORIES)                   5,467         109
     -----------------------------------------------------
                                                  2,505

IRELAND--.9%
     CRH, PLC
       (MANUFACTURER AND SUPPLIER
       OF BUILDING MATERIALS)        97,830       1,742
     -----------------------------------------------------
     TOTAL EUROPEAN                             124,317
     COUNTRIES--66.8%
     -----------------------------------------------------

                   PACIFIC REGION
JAPAN--23.9%
     Advantest Corp.
       (PRODUCER OF MEASURING
       INSTRUMENTS AND
       SEMICONDUCTOR TESTING
       DEVICES)                       8,700         956
     Asahi Glass Co., Ltd.
       (MANUFACTURER OF GLASS
       PRODUCTS)                    136,000         882
     Benesse Corp.
       (PROVIDER OF EDUCATIONAL
       SERVICES)                      9,000         978
(a)  Canon, Inc.
       (LEADING PRODUCER OF
       VISUAL IMAGE AND
       INFORMATION EQUIPMENT)        27,000         777
     Daiwa Securities Co., Ltd.
       (PROVIDER OF BROKERAGE AND
       OTHER FINANCIAL SERVICES)    303,000       2,003
     Fuji Bank, Ltd.
       (COMMERCIAL BANK)            196,000       1,367
     Fujisawa Pharmaceutical Co.
       (MANUFACTURER OF MARKETER
       OF ANTIBIOTICS)              120,000       1,954
     Fujitsu, Ltd.
       (MANUFACTURER OF
       COMPUTERS)                    97,000    $  1,952
     Fujitsu Support and Service,
     Inc.
       (PROVIDER OF INFORMATION
       SERVICES)                     19,000       2,877
     Hitachi, Ltd.
       (GENERAL ELECTRONICS
       MANUFACTURER)                109,000       1,023
     Komatsu, Ltd.
       (MANUFACTURER OF
       CONSTRUCTION MACHINERY)       95,000         607
     Matsushita Electric
     Industrial Co., Ltd.
       (MANUFACTURER OF CONSUMER
       ELECTRONIC PRODUCTS)          90,000       1,748
     Murata Manufacturing Co.,
       Ltd.
       (LEADING MANUFACTURER OF
       CERAMIC APPLIED ELECTRONIC
       COMPUTERS)                    27,000       1,776
     NEC Corp.
       (MANUFACTURER OF
       TELECOMMUNICATION AND
       COMPUTER EQUIPMENT)          153,000       1,903
     Nikko Securities Co., Ltd.
       (SECURITIES BROKER AND
       DEALER)                      332,000       2,143
     Nippon Telegraph & Telephone
     Corp.
       (TELECOMMUNICATION
       SERVICES)                        210       2,447
     Nissan Motor Co., Ltd.
       (MANUFACTURER OF MOTOR
       VEHICLES)                    202,000         965
     NSK, Ltd.
       (LEADING MANUFACTURER OF
       BEARINGS AND MOTOR VEHICLE
       MACHINE PARTS)               166,000         911
     NTT Mobile Communication
     Network, Inc.
       (PROVIDER OF VARIOUS
       TELECOMMUNICATION SERVICES
       AND EQUIPMENT)                    40         542
(a)  NTT Mobile Communications
     Network, Inc.
       (PROVIDER OF VARIOUS
       TELECOMMUNICATION SERVICES
       AND EQUIPMENT)                   160       2,142
     Sakura Bank, Ltd.
       (PROVIDER OF BANKING
       SERVICES)                    354,000       1,343
     Sanwa Bank, Ltd.
       (BANK)                       127,000       1,250
     Shin-Etsu Chemical Co., Ltd.
       (PRODUCER AND DISTRIBUTOR
       OF SYNTHETIC RESINS AND
       CHEMICALS)                    28,000         937
     Sony Corp.
       (MANUFACTURER OF CONSUMER
       ELECTRONIC PRODUCTS)          28,200       3,042
     Sumitomo Trust & Banking
     Co., Ltd.
       (COMMERCIAL BANK)            278,000       1,337

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                    NUMBER
                                   OF SHARES    VALUE
JAPAN--CONTINUED
     TDK Corp.
       (MANUFACTURER OF MAGNETIC
       TAPES AND FLOPPY DISCS)       11,000    $  1,007
     Teijin, Ltd.
       (MANUFACTURER OF POLYESTER
       PRODUCTS)                    177,000         717
     Tokyo Electron, Ltd.
       (LEADING SEMICONDUCTOR
       PRODUCTION EQUIPMENT
       MANUFACTURER)                 29,000       1,968
     Toshiba Corp.
       (MANUFACTURER OF ELECTRIC
       MACHINERY)                   273,000       1,947
     Yamanouchi Pharmaceutical
     Co., Ltd.
       (LEADING MANUFACTURER OF
       ETHICAL DRUGS)                29,000       1,110
     -----------------------------------------------------
                                                 44,611

HONG KONG--3.5%
     Cheung Kong Holdings, Ltd.
       (REAL ESTATE COMPANY)        175,000       1,556
     Citic Pacific, Ltd.
       (DIVERSIFIED HOLDING
       COMPANY)                     467,000       1,490
     Dao Heng Bank Group, Ltd.
       (COMMERCIAL BANK HOLDING
       COMPANY)                     152,000         682
     New World Development Co.,
     Ltd.
       (PROPERTY INVESTMENT AND
       DEVELOPMENT)                 422,000       1,265
     Sun Hung Kai Properties,
       Ltd.
       (REAL ESTATE DEVELOPER AND
       FINANCE COMPANY)             162,000       1,477
     -----------------------------------------------------
                                                  6,470
SINGAPORE--1.3%
     City Developments, Ltd.
       (DEVELOPER OF RESIDENTIAL,
       INDUSTRIAL, RETAIL AND
       INVESTMENT PROPERTIES,
       OWNER AND OPERATOR OF
       HOTELS)                      219,000       1,404
     Development Bank of
     Singapore (Foreign
     Registered)
       (BANKING AND FINANCIAL
       SERVICES)                     46,000         563


                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
SINGAPORE--CONTINUED
     Oversea-Chinese Banking
     Corp., Ltd. (Foreign
     registered)
       (COMMERCIAL BANK)             58,000    $    484
     -----------------------------------------------------
                                                  2,451
     -----------------------------------------------------
     TOTAL PACIFIC REGION--28.7%                 53,532
     -----------------------------------------------------

           COMMONWEALTH COUNTRIES
AUSTRALIA--2.2%
     Broken Hill Proprietary Co.,
       Ltd.
       (PETROLEUM AND MINERAL
       EXPLORATION AND STEEL
       PRODUCTION)                  173,200       2,018
     WMC, Ltd.
       (MINERAL EXPLORATION AND
       PRODUCTION)                  307,300       1,328
     Woodside Petroleum, Ltd.
       (MAJOR OIL AND GAS
       PRODUCER)                    109,600         746
     -----------------------------------------------------
                                                  4,092

CANADA--.9%
     Canadian National Railway
       Co.
       (RAILROAD OPERATOR)           25,100       1,694
     -----------------------------------------------------

NEW ZEALAND--.2%
     Restaurant Brands
       (FAST FOOD RESTAURANT
       CHAIN)                       485,400         349
     -----------------------------------------------------
     TOTAL COMMONWEALTH COUNTRIES
     --3.3%                                       6,135
     -----------------------------------------------------
     TOTAL COMMON STOCKS--98.8%
     (Cost: $173,287)                           183,984
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--
     1.2%
(b)  Repurchase agreement
       Chase Manhattan Bank,
       dated 6/30/99, 4.62%, due
       7/1/99
     (Cost: $2,255)                $  2,255       2,255
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--
     100%
     (Cost: $175,542)                          $186,239
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

At June 30, 1999, the Kemper International Portfolio had the following industry diversification (dollars in thousands):

                                                                      VALUE                %
     ---------------------------------------------------------------------------------------------
     Finance                                                         $ 32,584             17.6
     ---------------------------------------------------------------------------------------------
     Manufacturing                                                     27,126             14.6
     ---------------------------------------------------------------------------------------------
     Communications                                                    24,086             12.9
     ---------------------------------------------------------------------------------------------
     Service Industries                                                17,707              9.5
     ---------------------------------------------------------------------------------------------
     Technology                                                        15,913              8.5
     ---------------------------------------------------------------------------------------------
     Consumer Discretionary                                            12,474              6.7
     ---------------------------------------------------------------------------------------------
     Consumer Staples                                                  10,021              5.4
     ---------------------------------------------------------------------------------------------
     Health Care                                                        9,980              5.4
     ---------------------------------------------------------------------------------------------
     Energy                                                             9,954              5.3
     ---------------------------------------------------------------------------------------------
     Metals and Minerals                                                6,513              3.5
     ---------------------------------------------------------------------------------------------
     Media                                                              4,904              2.6
     ---------------------------------------------------------------------------------------------
     Construction                                                       4,138              2.2
     ---------------------------------------------------------------------------------------------
     Utilities                                                          3,884              2.1
     ---------------------------------------------------------------------------------------------
     Durables                                                           3,007              1.6
     ---------------------------------------------------------------------------------------------
     Transportation                                                     1,693              0.9
     ---------------------------------------------------------------------------------------------
     TOTAL COMMON STOCKS                                              183,984             98.8
     ---------------------------------------------------------------------------------------------
     MONEY MARKET INSTRUMENTS                                           2,255              1.2
     ---------------------------------------------------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO                                      $186,239            100.0
     ---------------------------------------------------------------------------------------------

 NOTES TO KEMPER INTERNATIONAL PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $175,542,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $18,077,000, the gross unrealized depreciation was $7,380,000 and the net unrealized appreciation on investments was $10,697,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                      NUMBER
             COMMON STOCKS           OF SHARES    VALUE
COMMUNICATIONS--5.0%
(a)  Pinnacle Holdings, Inc.          200,000    $  4,900
     Pittway Corp.                    151,000       5,162
     -----------------------------------------------------
                                                   10,062

CONSUMER DISCRETIONARY--17.7%
(a)  BJ's Wholesale Club, Inc.         75,000       2,255
(a)  Cinar Corp.                      163,400       4,003
(a)  Cost Plus, Inc.                   73,000       3,321
(a)  CSK Auto Corp.                    85,000       2,295
(a)  David's Bridal, Inc.              94,500       1,471
(a)  Foodmaker, Inc.                  147,200       4,177
(a)  Linens 'n Things, Inc.            55,000       2,406
(a)  Men's Wearhouse, Inc.            126,600       3,228
(a)  Pacific Sunwear of California     79,800       1,945
     Regis Corp.                      140,500       2,696
(a)  Station Casinos, Inc.            175,000       3,566
(a)  Zale Corp.                       101,700       4,068
     -----------------------------------------------------
                                                   35,431

CONSUMER STAPLES--.7%
(a)  American Italian Pasta Co.        46,300       1,406
     -----------------------------------------------------

DURABLES--2.7%
(a)  Dura Automotive Systems, Inc.     90,000       2,992
(a)  Gilat Satellite Networks Ltd.     45,100       2,368
     -----------------------------------------------------
                                                    5,360

ENERGY--.8%
(a)  Cal Dive International, Inc.      53,400       1,595
     -----------------------------------------------------

FINANCIAL--8.6%
     American Heritage Life
       Investment Corp.               100,000       2,450
(a)  Hambrecht & Quist Group           53,000       1,968
     Legg Mason, Inc.                  55,000       2,117
     National Commerce Bancorp         80,700       1,765
(a)  NCO Group, Inc.                   62,100       2,360
     People's Heritage Financial
       Group, Inc.                     95,600       1,798
     Texas Regional Bancshares,
       Inc.                            75,000       2,039
     U.S. Trust Corp.                  30,000       2,775
     -----------------------------------------------------
                                                   17,272

HEALTH--12.3%
(a)  Advance Paradigm, Inc.            43,700       2,666
(a)  Hanger Orthopedic Group, Inc.    114,700       1,627
(a)  IDEC Pharmaceuticals Corp.        45,000       3,468
(a)  MedQuist, Inc.                   105,000       4,594
(a)  Priority Health Corp.             54,600       1,884
(a)  Res-Care, Inc.                    93,100       2,118
(a)  ResMed, Inc.                      50,000       1,659
(a)  VISX, Inc.                        34,000       2,692
(a)  Xomed Surgical Products, Inc.     82,500       4,017
     -----------------------------------------------------
                                                   24,725

MANUFACTURING--14.5%
(a)  Applied Micro Circuits Corp.      70,000    $  5,757
(a)  Astec Industries                  58,400       2,380
(a)  DII Group, Inc.                  165,000       6,156
(a)  Dril-Quip, Inc.                   95,000       2,179
(a)  Jacobs Engineering Group, Inc.    75,000       2,850
(a)  MotivePower Industries, Inc.     100,000       1,775
(a)  Novellus Systems                  14,600         996
     Spartech Corp.                   155,000       4,902
(a)  Techne Corp.                      79,100       2,007
     -----------------------------------------------------
                                                   29,002

MEDIA--2.8%
(a)  Nielsen Media Research, Inc.      55,400       1,620
(a)  Speedway Motorsports, Inc.        70,000       2,759
(a)  Westwood One, Inc.                37,000       1,320
     -----------------------------------------------------
                                                    5,699

SERVICE INDUSTRIES--12.7%
(a)  Concord EFS, Inc.                160,000       6,770
(a)  Dycom Industries, Inc.            81,200       4,547
(a)  Education Management Corp.       119,100       2,471
(a)  Lason, Inc.                       30,200       1,499
     Metris Companies, Inc.           120,000       4,890
     Select Appointments Holdings     100,100       2,402
(a)  United Rentals, Inc.             100,000       2,950
     -----------------------------------------------------
                                                   25,529

TECHNOLOGY--19.1%
(a)  Alpha Industries                  86,800       4,134
(a)  Atmel Corp.                      100,000       2,619
(a)  Business Objects SA               42,700       1,558
(a)  Computer Network Technology
       Corp.                          114,400       2,474
(a)  Comverse Technologies, Inc.       69,950       5,281
(a)  Conexant Systems, Inc.            65,000       3,774
(a)  Cree Research, Inc.               26,600       2,046
(a)  L-3 Communications Holdings,
       Inc.                            85,000       4,106
(a)  Mercury Interactive Corp.         76,500       2,706
(a)  New Era Networks, Inc.            40,000       1,757
(a)  Transwitch Corp.                  29,500       1,397
(a)  Verity, Inc.                      49,700       2,693
(a)  Vitesse Semiconductor Corp.       32,500       2,192
(a)  Webtrends Corp.                   31,800       1,467
     -----------------------------------------------------
                                                   38,204

TRANSPORTATION--1.5%
(a)  Cheap Tickets, Inc.               32,200       1,175
     Expeditors Int'l of
       Washington, Inc.                64,000       1,744
     -----------------------------------------------------
                                                    2,919
     -----------------------------------------------------
     TOTAL COMMON STOCKS--98.4%
     (Cost: $157,434)                             197,204
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



                                     PRINCIPAL
                                      AMOUNT      VALUE
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(b)  Repurchase agreement
       State Street Bank and Trust
       Company dated 6/30/99,
       4.75%, due 7/1/99              $   341    $    341
     Commercial paper
       Yield--5.07% to 5.09%
       Due--July 1999                   2,800       2,796
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--1.6%
     (Cost: $3,137)                                 3,137
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $160,571)                            $200,341
     -----------------------------------------------------

 NOTES TO KEMPER SMALL CAP GROWTH PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $160,571,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $42,390,000, the gross unrealized depreciation was $2,620,000 and the net unrealized appreciation on investments was $39,770,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER INVESTMENT GRADE BOND
PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                       PRINCIPAL
          GOVERNMENT OBLIGATIONS        AMOUNT      VALUE
U.S. TREASURY NOTES
     4.625%, 11/30/2000                 $12,000    $11,871
     5.500%, 01/31/2003                      75         75
     5.250%, 08/15/2003                     650        639
     7.875%, 11/15/2004                   2,100      2,297
     4.750%, 11/15/2008                     940        863
     5.500%, 05/15/2009                     540        527
     -----------------------------------------------------
                                                    16,272

 U.S. TREASURY BONDS
     10.750%, 05/15/2003                  2,450      2,867
     6.375%, 08/15/2027                     350        359
     6.125%, 11/15/2027                     180        179
     5.500%, 08/15/2028                     460        421
     5.250%, 02/15/2029                   2,000      1,797
     -----------------------------------------------------
                                                     5,623

 GOVERNMENT AGENCY
     FNMA, 5.75%,
       with various maturities to
       02/15/2008                         1,000        956
     FNMA, 7.00%,
       with various maturities to
       12/01/2027                           841        833
     FNMA, 6.00%,
       with various maturities to
       04/01/2029                         6,748      6,484
     Tennessee Valley Authority,
       6.250%, 12/15/2017                   100         95
     -----------------------------------------------------
                                                     8,368

 CANADIAN PROVINCIAL OBLIGATION
     Province of Quebec, 8.625%,
       01/19/2005                           500        544
     -----------------------------------------------------
     TOTAL GOVERNMENT OBLIGATIONS--48.6%
     (Cost: $31,775)                                30,807
     -----------------------------------------------------

     CORPORATE BONDS

 COMMUNICATIONS--5.7%
     AT&T Corp., 6.000%, 03/15/2009         500        470
     BellSouth Telecommunications,
       Inc.,
       6.375%, 06/01/2028                   500        444
     Cable & Wireless Communications,
       6.750%, 12/01/2008                   400        385
     Intermedia Communications, Inc.,
       8.875%, 11/01/2007                   750        711
     Level 3 Communications, 9.125%,
       05/01/2008                           750        741
     Sprint Capital Corp., 6.875%,
       11/15/2028                           800        725
     WorldCom, Inc.
       7.750%, 04/01/2007                    50         52
       7.750%, 04/01/2027                   100        106
     -----------------------------------------------------
                                                     3,634

 CONSUMER DISCRETIONARY--3.1%
     Dayton Hudson Corp., 7.500%,
       07/15/2006                       $   100    $   102
     Dillards, Inc.,
       6.170%, 08/01/2001                   500        497
     Federated Department Stores,
       6.125%, 09/01/2001                   500        498
     Harrah's Operating Co., Inc.,
       7.875%, 12/15/2005                   750        724
     May Department Stores Co.,
       6.875%, 11/01/2005                    50         51
     Royal Caribbean Cruises, Ltd.,
       8.250%, 04/01/2005                   120        125
     -----------------------------------------------------
                                                     1,997

 CONSUMER STAPLES--.9%
     Phillip Morris Companies, Inc.,
       7.200%, 02/01/2007                   150        150
     Safeway Inc.,
       6.050%, 11/15/2003                   250        245
     Sony Corp.,
       6.125%, 03/04/2003                   150        149
     -----------------------------------------------------
                                                       544

 DURABLES--4.0%
     Delphi Automotive Systems Corp.,
       6.500%, 05/01/2009                   500        472
     Lear Corp.,
       7.960% 05/15/2005                    750        727
     Lockheed Martin Corp.
       6.750%, 03/15/2003                   400        402
       7.250%, 05/15/2006                   150        150
     TRW, Inc.,
       7.125%, 06/01/2009                   800        770
     -----------------------------------------------------
                                                     2,521

 ENERGY--3.1%
     Conoco, Inc.,
       6.350%, 04/15/2009                  1000        960
     Petroleum Geo-Services,
       7.500%, 03/31/2007                  1000        998
     -----------------------------------------------------
                                                      1958


 FINANCIAL--6.0%
     Abbey National, PLC,
       6.690%, 10/17/2005                    25         25
     ABN AMRO
       8.250%, 08/01/2009                   100        105
     Associates Corp. of North
       America,
       6.625%, 05/15/2001                   200        202
     Capital One Bank,
       8.125%, 03/01/2000                   100        101
     Crestar Financial Corp.,
       8.250%, 07/15/2002                   100        105
     Den Danske Bank,
       6.375%, 06/15/2008                   350        331
     FINOVA Capital Corp.,
       6.500%, 07/28/2002                   100        100

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                       PRINCIPAL
                                        AMOUNT      VALUE
 FINANCIAL--CONTINUED
     Ford Motor Credit,
       7.750%, 03/15/2005               $   100    $   105
     General Electric Capital Corp.
       8.750%, 05/21/2007                    50         57
       8.625%, 06/15/2008                    50         57
     Household Finance Corp.,
       6.500%, 11/15/2008                  1000        953
     Kansallis Osake Bank,
       10.000%, 05/01/2002                  100        108
     NationsBank Corp.,
       9.500%, 06/01/2004                   200        223
     Northern Trust Co.,
       6.250%, 06/02/2008                   500        474
     Riggs National Corp.,
       8.500%, 02/01/2006                   100        104
     Scotland International,
       8.800%, 01/27/2004                    50         54
     Sears Roebuck Acceptance Corp.,
       7.000%, 06/15/2007                   150        150
     Svenska Handelsbanken,
       7.125%, 03/29/2049                    50         48
     Wells Fargo & Co.,
       6.875%, 04/01/2006                   500        502
     -----------------------------------------------------
                                                     3,804

 MEDIA--5.6%
     Cablevision Systems Corp.,
       7.875%, 12/15/2007                  1000       1000
     Chancellor Media Corp.,
       8.000%, 11/01/2008                   750        735
     Comcast Cable Communications,
       8.500%, 05/01/2027                   100        110
     News America Holdings, Inc.
       9.250%, 02/01/2013                    75         84
       8.150%, 10/17/2036                   300        299
     Tele-Communications, Inc.,
       9.800%, 02/01/2012                   350        428
     Time Warner, Inc.
       9.125%, 01/15/2013                   350        396
       6.875%, 06/15/2018                   300        279
       9.150%, 02/01/2023                   200        229
     -----------------------------------------------------
                                                     3,560

 TECHNOLOGY--1.0%
     Raytheon Co.,
       6.150%, 11/01/2001                   500        472
       6.750%, 08/15/2007                   150        148
     -----------------------------------------------------
                                                       620

 TRANSPORTATION--.3%
     Continental Airlines, Inc.
       7.750%, 07/02/2014               $    46    $    48
       6.900%, 01/02/2017                    50         48
     Delta Air Lines, Inc.,
       9.750%, 05/20/2005                   100        118
     -----------------------------------------------------
                                                       214

 UTILITIES--1.6%
     Cincinnati Bell, Inc.,
       6.300%, 12/01/2028                   300        259
     Cleveland Electric Illumination
       Co.,
       7.670%, 07/01/2004                   100        102
     Commonwealth Edison Co.
       7.375%, 01/15/2004                    50         51
       7.000%, 07/01/2005                   100        100
     El Paso Electric Co. First
       Mortgage,
       8.900%, 02/01/2006                   350        380
     GTE North, Inc.,
       6.900%, 11/01/2008                   100        101
     -----------------------------------------------------
                                                       993
     -----------------------------------------------------
     TOTAL CORPORATE OBLIGATIONS--31.3%
     (Cost: $20,700)                                19,845
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(a)  Repurchase agreement
       State Street Bank and Trust
       Company dated 6/30/99, 4.75%,
       due 7/1/99                           747        747
     Commercial paper
       Yield--5.07% to 5.09%
       Due--July 1999
       ConAgra                            2,500      2,497
       Countrywide Home Loans, Inc.       2,500      2,497
       Federal National Mortgage
       Association                        2,500      2,493
       IBM Credit Corp.                   2,500      2,496
       Sara Lee Corp.                     2,000      2,000
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--20.1%
     (Cost: $12,730)                                12,730
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $65,205)                               $63,382
     -----------------------------------------------------


 NOTES TO KEMPER INVESTMENT GRADE BOND PORTFOLIO OF INVESTMENTS

(a) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $65,205,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $6,000, the gross unrealized depreciation was $1,829,000 and the net unrealized depreciation on investments was $1,823,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER CONTRARIAN VALUE PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)


                                    NUMBER
            COMMON STOCKS          OF SHARES    VALUE
CONSTRUCTION--4.8%
     BRE Properties, Inc.            60,000    $  1,556
     Georgia Pacific Timber Group   136,200       3,439
     Louisiana-Pacific Corp.        240,000       5,700
     Meditrust Corp. SBI             39,652         518
     Post Properties, Inc.           90,000       3,690
     -----------------------------------------------------
                                                 14,903

 CONSUMER DISCRETIONARY--10.7%
     J.C. Penney Co., Inc.          148,800       7,226
     Liz Claiborne, Inc.            122,800       4,482
     May Department Stores          175,000       7,153
     Newell Rubbermaid, Inc.        145,000       6,743
     Sears, Roebuck & Co.           168,000       7,487
     -----------------------------------------------------
                                                 33,091

 CONSUMER STAPLES--15.1%
     Albertson's, Inc.               70,000       3,609
     Campbell Soup Co.              106,600       4,944
     H.J. Heinz Co.                 105,000       5,263
     Hershey Foods Corp.             80,000       4,750
     International Flavors &
       Fragrances, Inc.              69,500       3,084
     Philip Morris Companies,
     Inc.                           322,500      12,960
     Sara Lee Corp.                 140,000       3,176
     Unilever NV                     60,714       4,235
     VF Corporation                 110,000       4,703
     -----------------------------------------------------
                                                 46,724

 DURABLES--2.5%
     Ford Motor Co.                 104,500       5,898
     Superior Industries
       International, Inc.           69,000       1,885
     -----------------------------------------------------
                                                  7,783

 ENERGY--5.9%
     Atlantic Richfield Co.          85,000       7,103
     BP Amoco, PLC                   38,972       4,228
     Exxon Corp.                     90,000       6,941
     -----------------------------------------------------
                                                 18,272

 FINANCIAL--23.9%
     Allstate Corp.                 198,100       7,107
     Bank of America Corp.           98,006       7,185
     BANK ONE                       105,320       6,273
     Chubb Corp.                     59,400       4,128
     Federal Home Loan Mortgage
       Corp.                        224,600      13,027
     Federal National Mortgage
       Association                  153,600      10,502
     First Union Corp.              170,000       7,990
     KeyCorp                        265,000       8,513


FINANCIAL--CONTINUED
                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
     Wachovia Corp.                  20,000    $  1,711
     Washington Mutual, Inc.        164,304       5,812
     Wells Fargo Co.                 43,200       1,847
     -----------------------------------------------------
                                                 74,095

 MANUFACTURING--22.1%
     Air Products & Chemicals,
     Inc.                           136,700       5,502
     Crown Cork & Seal Co., Inc.     43,500       1,240
     E.I. du Pont de Nemours &
     Co.                             23,000       1,571
     Emerson Electric Co.            70,000       4,401
     Lubrizol Corp.                 155,000       4,224
     Minnesota Mining &
       Manufacturing Co.            153,000      13,301
     Pitney Bowes, Inc.              68,000       4,369
     Praxair, Inc.                  111,400       5,452
     Sigma-Aldrich Corp.             75,000       2,583
     Sonoco Products Co.            338,200      10,125
     Thomas & Betts Corp.           148,600       7,021
     Tyco International, Ltd.        24,489       2,320
     Xerox Corp.                    110,000       6,497
     -----------------------------------------------------
                                                 68,606

 TECHNOLOGY--2.8%
     Diebold, Inc.                  190,000       5,463
     Raytheon Co.                    46,500       3,272
     -----------------------------------------------------
                                                  8,735

 TRANSPORTATION--1.5%
     CSX Corp.                      100,800       4,568
     -----------------------------------------------------

 UTILITIES--.4%
     ONEOK, Inc.                     35,200       1,118
     -----------------------------------------------------
     TOTAL COMMON STOCKS--89.7%
     (Cost: $248,401)                           277,895
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(a)  Repurchase agreement State
       Street Bank and Trust
       Company, dated 6/30/99,
       4.75%, due 7/1/99            $11,995      11,995
     Commercial paper
       Yield--4.84%
       Due--July 1999
       Ameritech Corp.               20,000      19,978
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--10.3%
     (Cost: $31,973)                             31,973
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $280,374)                          $309,868
     -----------------------------------------------------

 NOTES TO KEMPER CONTRARIAN VALUE PORTFOLIO OF INVESTMENTS

(a) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $280,374,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $34,086,000, the gross unrealized depreciation was $4,592,000 and the net unrealized appreciation on investments was $29,494,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER SMALL CAP VALUE PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                     NUMBER
             COMMON STOCKS          OF SHARES    VALUE
COMMUNICATIONS--1.3%
(a)  MasTec, Inc.                     48,500    $  1,370
     ----------------------------------------------------

 CONSTRUCTION--4.1%
     Blount International, Inc.       42,000       1,142
(a)  Del Webb Corp.                   26,200         626
     Elcor Corp.                      34,450       1,505
     Lone Star Industries, Inc.       13,800         518
     Southdown, Inc.                   8,200         527
     ----------------------------------------------------
                                                   4,318

 CONSUMER DISCRETIONARY--3.7%
(a)  Anchor Gaming                    10,500         505
(a)  Carmike Cinemas, Inc.            17,500         279
(a)  Columbia Sportswear Co.          53,600         824
     Herbalife International, Inc      3,933          34
(a)  Pacific Sunwear of California    51,900       1,265
     Wolverine World Wide, Inc.       76,300       1,068
     ----------------------------------------------------
                                                   3,975

 CONSUMER STAPLES--4.6%
(a)  Fresh Del Monte Produce, Inc.    55,000         777
     Harman International
       Industries, Inc.               26,600       1,170
(a)  Nautica Enterprises, Inc.        37,700         636
(a)  Performance Food Group Co.       18,000         489
(a)  Sola International, Inc.         52,200       1,015
     Springs Industries, Inc.         18,200         794
     ----------------------------------------------------
                                                   4,881

 DURABLES--4.6%
     Borg-Warner Automotive, Inc.     16,300         897
(a)  Coltec Industries, Inc.          38,100         826
(a)  Dollar Thrifty Automotive
       Group, Inc.                    80,300       1,867
     Inter-Tel, Inc.                  27,700         506
     Stewart & Stevenson Services,
       Inc.                           51,100         779
     ----------------------------------------------------
                                                   4,875

 ENERGY--5.9%
     ATMOS Energy Corp.               17,300         432
(a)  Basin Exploration, Inc.          50,200       1,007
     Cross Timbers Oil Company        69,000       1,026
(a)  Giant Industries, Inc.           18,500         184
(a)  Newpark Resources, Inc.         108,100         959
(a)  Nuevo Energy Co.                 33,700         447
(a)  Seitel, Inc.                     33,800         547
(a)  Tesoro Petroleum Corp.           59,500         948
     USEC, Inc.                       51,500         766
     ----------------------------------------------------
                                                   6,316

 FINANCIAL--16.5%
(a)  Acceptance Insurance Cos.,
       Inc.                           33,700         508
     Apartment Investment &
       Management Co.                 28,126       1,202
     Associated Banc-Corp.            22,445         931
     Chartwell Re Corp.               24,000         447
     Commercial Federal Corp.         38,250         887
     Compass Bancshares, Inc.         35,225    $    960
     Cullen\Frost Bankers, Inc.       26,000         717
     Fremont General Corp.            73,000       1,378
     HCC Insurance Holdings, Inc.     24,300         551
     Health Care Property
       Investment, Inc.               27,700         800
     Hudson United Bancorp            24,158         740
(a)  Imperial Bancorp                 42,700         846
     LandAmerica Financial Group,
       Inc.                           10,000         287
     Nationwide Health Properties,
       Inc.                           47,500         905
     North Fork Bancorporation,
       Inc.                           33,600         716
     Pacific Bank, NA                 15,000         286
     People's Heritage Financial
       Group, Inc.                    49,100         924
     Prentiss Properties Trust        46,500       1,093
(a)  Redwood Trust, Inc.              26,000         431
     Reliance Group Holdings, Inc.    58,300         434
     Resource Bancshares Mortgage
       Group, Inc.                    73,715         756
     UST Corporation                   8,500         257
     W.R. Berkley Corp.               28,000         700
     Webster Financial Corp.          28,100         762
     ----------------------------------------------------
                                                  17,518

 HEALTH--3.8%
(a)  Conmed Corp.                     48,500       1,485
(a)  Genesis Health Ventures, Inc.    87,000         261
(a)  PAREXEL International
       Corporation                   100,000       1,331
(a)  Quorom Health Group, Inc.        80,700       1,014
     ----------------------------------------------------
                                                   4,091

 MANUFACTURING--15.5%
(a)  Albany International Corp.       53,358       1,107
(a)  Alliant Techsystems, Inc.        10,400         900
(a)  American Axle & Manufacturing
       Holdings, Inc.                 66,800         935
     Apogee Enterprises, Inc.         84,100       1,130
     Applied Power, Inc.              28,200         770
     Ball Corporation                 13,500         570
     Belden, Inc.                     45,700       1,094
     Briggs & Stratton Corp.          12,500         722
(a)  Buckeye Technologies, Inc.       50,500         767
     Fleetwood Enterprises            30,000         793
     Flowserve Corp.                  43,826         830
     General Cable Corp.              66,100       1,058
(a)  Hologic, Inc.                    46,300         260
(a)  Lydall, Inc.                     37,200         428
     Intermet Corp.                   83,900       1,269
     Mississippi Chemical Corp.       74,300         729
     Myers Industries, Inc.           44,720         894
(a)  Shaw Group, Inc.                 35,800         568
     Watts Industries, Inc. "A"       51,000         979
(a)  Wyman-Gordon Co.                 34,100         659
     ----------------------------------------------------
                                                  16,462

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                     NUMBER
                                    OF SHARES    VALUE
 MEDIA--5.9%
(a)  AMC Entertainment, Inc.          41,500    $    794
(a)  Jones Intercable, Inc.           29,500       1,445
     True North Communications,
       Inc.                           21,600         648
(a)  Valassis Communications, Inc.    46,200       1,692
(a)  Young Broadcasting, Inc.         40,900       1,741
     ----------------------------------------------------
                                                   6,320

 METALS AND MINERALS--4.4%
     AK Steel Holding Corp.           28,700         646
     AMCOL International Corp.       100,350       1,443
     Carpenter Technology Corp.       26,200         748
(a)  CONSOL Energy, Inc.              30,400         365
(a)  Lone Star Technologies           41,500         737
     Quanex Corp.                     26,100         744
     ----------------------------------------------------
                                                   4,683

 SERVICE INDUSTRIES--3.6%
(a)  Complete Business Solutions,
       Inc.                           60,600       1,087
(a)  Group Maintenance America Corp.  79,100       1,023
(a)  Keane, Inc.                      26,000         588
(a)  Modis Professional Services,
       Inc.                           80,700       1,110
     ----------------------------------------------------
                                                   3,808

 TECHNOLOGY--6.7%
(a)  Benchmark Electronics, Inc.      32,100       1,154
(a)  Burr-Brown Corp.                 29,925       1,096
(a)  Cabletron Systems, Inc.          53,000         689
     CTS Corp.                         6,800         476
(a)  Etec Systems, Inc.               18,600         618
     Furon Corp.                      56,100       1,066
(a)  HMT Technology Corp.            106,700         267

                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT      VALUE
 TECHNOLOGY--CONTINUED
(a)  Hutchinson Technology, Inc.      26,300    $    730
     Technitrol, Inc.                 19,900         642
(a)  Tech-Sym Corp.                   14,500         344
     ----------------------------------------------------
                                                   7,082

 TRANSPORTATION--5.7%
     Airborne Freight Corp.           29,900         828
(a)  America West Holdings Corp.      75,500       1,425
     NedLloyd Group NV ADR            57,700         714
     Teekay Shipping Corp.            44,100         777
     Trinity Industries, Inc.         26,500         888
(a)  Wisconsin Central
       Transportation Co.             76,400       1,442
     ----------------------------------------------------
                                                   6,074

 UTILITIES--3.1%
(a)  El Paso Electric Co.            150,000       1,341
     MCN Energy Group, Inc.           21,200         440
     New England Electric System       9,200         461
     TNP Enterprises, Inc.            30,300       1,098
     ----------------------------------------------------
                                                   3,340
     ----------------------------------------------------
     TOTAL COMMON STOCKS--89.4%
     (Cost: $94,694)                              95,113
     ----------------------------------------------------
     MONEY MARKET INSTRUMENTS--10.6%
(b)  Repurchase agreement State
       Street Bank and Trust
       Company, dated 6/30/99,
       4.75%, due 7/1/99
     (Cost: $11,222)                 $11,222      11,222
     ----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $105,916)                           $106,335
     ----------------------------------------------------

 NOTES TO KEMPER SMALL CAP VALUE PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by the U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $105,916,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $13,155,000, the gross unrealized depreciation was $12,736,000 and the net unrealized appreciation on investments was $419,000.

See accompanying Notes to Portfolios of Investments.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER VALUE+GROWTH PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                      NUMBER
             COMMON STOCKS          OF SHARES      VALUE
COMMUNICATIONS--1.4%
     SBC Communications, Inc.          3,300      $    191
     Vodafone Group PLC                8,750         1,724
(a)  Xircom, Inc.                     11,700           352
     -----------------------------------------------------
                                                     2,267

 CONSTRUCTION--1.5%
     Centex Construction Products,
       Inc.                            9,500           324
     D.R. Horton, Inc.                13,300           221
     Georgia Pacific Timber Group     12,400           313
     LaFarge Corp.                    13,200           468
     Lone Star Industries, Inc.        7,000           263
     Pulte Corp.                      10,500           242
     USG Corp.                        11,300           633
     -----------------------------------------------------
                                                     2,464

 CONSUMER DISCRETIONARY--13.8%
(a)  American Eagle Outfitters,
       Inc.                           23,200         1,056
(a)  Bed Bath & Beyond, Inc.           5,000           193
(a)  Burlington Coat Factory
       Warehouse Corp.                25,600           494
     Carnival Corp. "A"               28,800         1,397
     CBRL Group, Inc.                 11,600           201
     CKE Restaurants, Inc.            15,950           259
     CVS Corp.                         7,400           376
     Dillard's, Inc.                  32,000         1,124
     Family Dollar Stores, Inc.       30,000           720
(a)  Federated Department Stores,
       Inc.                           12,400           656
(a)  Furniture Brands
       International, Inc.             5,300           148
     Gap, Inc.                        14,625           737
     Harley-Davidson, Inc.            13,200           718
     Home Depot, Inc.                 17,000         1,095
     Kellwood Co.                     24,500           665
(a)  Kohl's Corp.                     11,700           903
     Lancaster Colony Corp.            5,700           197
     Liz Claiborne, Inc.               6,300           230
     Lowe's Companies, Inc.            9,000           510
(a)  Mohawk Industries, Inc.          25,800           784
(a)  Neiman Marcus Group, Inc.         5,100           131
     Newell Rubbermaid, Inc.          15,000           698
(a)  O'Reilly Automotive              10,700           539
(a)  Premier Parks, Inc.              20,300           746
     Regis Corp.                      34,650           665
(a)  Saks, Inc.                       12,300           355
(a)  Scotts Company "A"                3,900           186
     Sotheby's Holdings, Inc. "A"     15,000           572
(a)  Staples, Inc.                    13,050           404
     TJX Companies, Inc.              12,800           426
(a)  Tommy Hilfiger Corp.             16,700         1,227
     Walgreen Co.                     10,800           317
     Wal-Mart Stores, Inc.            60,800         2,934
     WestPoint Stevens, Inc.           9,400           280
(a)  Williams-Sonoma, Inc.            15,000           522
     -----------------------------------------------------
                                                    22,465

 CONSUMER STAPLES--3.5%
     American Greeting Corp. "A"      21,000      $    633
     Dexter Corp.                      6,600           269
     Harman International
       Industries, Inc.               17,900           788
     IMC Global, Inc.                 15,200           268
(a)  Safeway, Inc.                     8,200           406
     Springs Industries, Inc. "A"     14,100           615
     Tootsie Roll Industries, Inc.     5,871           227
     Universal Corp.                  48,500         1,379
     UST, Inc.                        36,500         1,068
     -----------------------------------------------------
                                                     5,653

 DURABLES--7.2%
     AlliedSignal, Inc.               10,000           630
     Arvin Industries, Inc.           20,200           765
     Bandag, Inc.                     15,100           524
     Borg-Warner Automotive, Inc.      7,100           391
(a)  Cisco Systems, Inc.              43,150         2,783
     Cooper Tire & Rubber Co.          7,300           172
     Ford Motor Co.                   20,300         1,146
(a)  Jacobs Engineering Group,
       Inc.                           14,100           536
     Lucent Technologies, Inc.        19,965         1,346
     Manitowoc Company, Inc.          15,000           624
     NACCO Industries, Inc. "A"        5,800           426
     Northrop Grumman Corp.            7,300           484
     Scientific-Atlanta, Inc.          9,100           328
     Superior Industries
       International, Inc.            14,000           382
     United Technologies Corp.        13,542           971
     -----------------------------------------------------
                                                    11,508

 ENERGY--1.9%
     Ashland, Inc.                    28,000         1,124
     Fluor Corp.                      10,700           433
     Helmerich & Payne, Inc.          23,300           555
     K. N. Energy, Inc.               12,450           167
     Sunoco, Inc.                     23,600           712
     -----------------------------------------------------
                                                     2,991

 FINANCIAL--16.5%
     Aetna, Inc.                       2,800           250
     Allamerica Financial Corp.        8,400           511
     AMBAC Financial Group, Inc.      13,500           771
     AMERICAN FINANCIAL GROUP,
       Inc.                           12,900           439
     American National Insurance
       Co.                            19,400         1,382
     AmerUS Life Holdings, Inc.       12,200           329
(a)  BISYS Group, Inc.                26,900         1,574
     Capital One Finance Corp.        13,200           735
     Chubb Corp.                      10,800           751
(a)  CNA FINANCIAL Corp.               4,900           198
     Commerce Group, Inc.             13,700           334
     Conseco, Inc.                     5,700           173
(a)  Delphi Financial Group, Inc.
       "A"                            13,317           478
     Doral Financial Corp.            38,100           657
     Downey Financial Corp.           17,000           373
     Enhance Financial Service
       Group, Inc.                    13,700           271

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                      NUMBER
                                    OF SHARES      VALUE
 FINANCIAL--CONTINUED
     Everest Reinsurance Holdings,
       Inc.                            3,800      $    124
     Executive Risk, Inc.              1,900           162
     FBL Financial Group, Inc.        11,300           220
     Federal National Mortgage
       Association                    15,200         1,039
     Financial Security Assurance
       Holdings, Ltd.                  8,700           452
     First American Financial Co.      3,800            68
     Fremont General Corp.            19,000           359
     GreenPoint Financial Corp.        6,500           213
     Harleysville Group, Inc.         11,500           236
     Hartford Financial Services
       Group, Inc.                    30,000         1,749
     LandAmerica Financial Group,
       Inc.                           16,400           472
     Liberty Financial Companies,
       Inc.                           20,400           594
(a)  Markel Corp.                      8,000         1,496
     MBIA, Inc.                        8,400           544
     Mercury General Corp.             6,000           204
     Ohio Casualty Corp.              17,300           625
     Orion Capital Corp.              14,100           506
     Providian Financial Corp.         6,900           645
     Radian Group, Inc.               15,533           758
     ReliaStar Financial Corp.         3,000           131
     Safeco Corp.                     16,300           719
     Selective Insurance Group,
       Inc.                            8,300           158
     St. Paul Cos., Inc.              14,000           445
     TCF Financial Corp.               5,500           153
     Torchmark Corp.                  14,500           495
     Transamerica Corp.               14,600         1,095
     Transatlantic Holdings, Inc.     11,800           884
     UNUM Corp.                        6,000           329
     Waddell & Reed Financial,
       Inc.                            3,551            96
     Washington Federal, Inc.          5,390           121
     XL Capital Ltd. "A"              37,789         2,135
     -----------------------------------------------------
                                                    26,453

 HEALTH--9.7%
(a)  ALZA Corp. "A"                   16,300           829
(a)  Amgen, Inc.                      11,400           694
     Ballard Medical Products          5,700           133
(a)  Biogen, Inc.                      9,800           630
     Bristol-Myers Squibb Co.          6,400           451
     Cardinal Health, Inc.            14,250           914
(a)  Crescendo Pharmaceuticals
       Corp                            1,050            18
     DENTSPLY International, Inc.     12,900           361
(a)  Express Scripts Inc. "A"          6,400           385
(a)  Forest Laboratories, Inc.         7,200           333
(a)  ICOS Corp.                       16,400           669
     McKesson HBOC, Inc.               9,000           289
(a)  MedImmune, Inc.                  18,800         1,274
(a)  MedQuist, Inc.                   13,600           595
     Merck & Co., Inc.                 9,000           666
(a)  MiniMed, Inc.                    17,600         1,354
(a)  Patterson Dental Co.             11,400      $    396
     Pfizer, Inc.                      7,000           768
(a)  Quintiles Transnational Corp.    16,900           710
(a)  Sepracor, Inc.                    8,700           707
(a)  Serologicals Corp.               11,800            96
(a)  Sierra Health Services, Inc.     16,600           240
(a)  Universal Health Services,
       Inc.                            5,000           239
(a)  VISX, Inc.                       29,200         2,312
     Warner-Lambert Co.                5,700           395
(a)  Wellpoint Health Networks,
       Inc.                            1,700           144
     -----------------------------------------------------
                                                    15,602

 MANUFACTURING--8.5%
(a)  Alliant Techsystems, Inc.         6,600           571
(a)  American Power Conversion
       Corp.                          10,600           213
     Arch Chemicals, Inc.             10,050           244
     B.F. Goodrich Co., Inc.           6,600           280
     Barnes Group, Inc.               21,200           461
     Carlisle Companies, Inc.         11,300           544
     Cordant Technologies, Inc.        6,700           303
     Hillenbrand Industries, Inc.      4,400           190
     Honeywell, Inc.                   3,400           394
     Hughes Supply, Inc.              17,700           525
     Kaydon Corp.                      7,400           249
     Kennametal, Inc.                 20,700           642
(a)  Lexmark International Group,
       Inc. "A"                       12,400           819
     Loews Corp.                       5,300           419
     Lubrizol Corp.                   20,000           545
     M.A. Hanna Co.                   60,200           990
     Millennium Chemicals, Inc.       10,100           238
     Modine Manufacturing Co.         46,800         1,524
(a)  Mueller Industries, Inc.         15,400           523
     OM Group, Inc.                    9,200           317
     PE Corp-PE Biosystems Group       5,100           585
     Pentair, Inc.                     5,800           265
     Praxair, Inc.                    10,000           489
     Teleflex, Inc.                    8,500           369
     Thomas & Betts Corp.              8,400           397
     Timken Co.                       18,700           365
     Tyco International, Ltd.         10,279           974
(a)  UNOVA, Inc.                      13,800           219
     -----------------------------------------------------
                                                    13,654

 MEDIA--.2%
     Gannett Co., Inc.                 4,400           314
     -----------------------------------------------------

 METALS AND MINERALS--.7%
     AK Steel Holding Corp.           12,000           270
     Nucor Corp.                       7,000           332
     Ryerson Tul, Inc.                 5,700           129
     USX-US Steel Group, Inc.         17,200           464
     -----------------------------------------------------
                                                     1,195

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                      NUMBER
                                    OF SHARES      VALUE
 SERVICE INDUSTRIES--7.8%
     ABM Industries, Inc.             12,500      $    384
(a)  Affiliated Computer Services     32,300         1,635
(a)  America Online, Inc.             12,000         1,326
     Banta Corp.                      11,500           242
     Charles Schwab Corp.             21,600         2,373
(a)  Concord EFS, Inc.                17,700           749
(a)  Consolidated Graphics, Inc.      30,000         1,500
(a)  DeVry, Inc.                      16,200           362
     HARSCO Corp.                      5,300           170
(a)  Interim Services, Inc.            7,800           161
     John Wiley & Sons, Inc. "A"      23,600           416
     Kelly Services, Inc. "A"         13,000           418
     Paychex, Inc.                    11,100           354
     SEI Investments Co.               6,800           600
     Service Corp. International       6,900           133
     Standard Register Co.            18,100           557
(a)  Swift Transportation Co.,
       Inc.                           19,200           422
     Total System Services, Inc.      14,100           268
     Wallace Computer Services,
       Inc.                           19,000           475
     -----------------------------------------------------
                                                    12,545

 TECHNOLOGY--15.7%
(a)  BMC Software, Inc.               13,500           729
(a)  Citrix Systems, Inc.             27,400         1,548
(a)  Computer Sciences Corp.          15,300         1,059
(a)  Compuware Corp.                  23,400           744
     Dallas Semiconductor Corp.       15,300           773
(a)  Dell Computer Corp.              33,400         1,236
(a)  EMC Corp.                         9,800           539
(a)  Gateway, Inc.                    10,100           596
     Intel Corp.                      45,000         2,678
(a)  Intuit, Inc.                      8,800           793
(a)  Jabil Circuit                    26,000         1,173
     Jack Henry & Associates, Inc.    12,300           483
(a)  Legato Systems, Inc.             14,500           837
(a)  Microsoft Corp.                  31,800         2,868
     National Computer Corp.          13,700           462
(a)  Network Appliance, Inc.           8,800           492
(a)  Orbital Sciences Corp.            4,400           104
(a)  PE Corp.-Celera Genomics          2,550            41
(a)  QLogic Corp.                      8,200         1,082
     Reynolds and Reynolds Co.        34,500           804
(a)  Smart Modular Technologies       12,800           222
(a)  Solectron Corp.                  18,400         1,227
(a)  Sun Microsystems, Inc.           16,000         1,102

                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                      AMOUNT       VALUE
 TECHNOLOGY--CONTINUED
     Symbol Technologies, Inc.        18,150      $    669
(a)  Tech Data Corp.                  22,000           841
(a)  Veritas Software                 12,900         1,225
(a)  Xilinx, Inc.                     16,000           916
     -----------------------------------------------------
                                                    25,243

 TRANSPORTATION--2.3%
     Alexander & Baldwin, Inc.        22,700           505
     Comair                           11,700           244
     CSX Corp.                        21,500           974
     Delta Air Lines, Inc.            16,600           957
     Trinity Industries, Inc.         14,900           499
     Werner Enterprises, Inc.         25,000           519
     -----------------------------------------------------
                                                     3,698

 UTILITIES--6.6%
     Allegheny Energy, Inc.           11,500           369
     Carolina Power & Light Co.       35,600         1,524
     Consolidated Edison, Inc.        15,700           710
     FirstEnergy Corp.                49,600         1,538
     Florida Progress Corp.           53,600         2,214
     KeySpan Corp.                    12,500           330
     New England Electric System      22,600         1,133
     ONEOK, Inc.                      32,600         1,035
     Western Resources, Inc.          65,500         1,744
     -----------------------------------------------------
                                                    10,597
     -----------------------------------------------------
     TOTAL COMMON STOCKS--97.4%
     (Cost: $133,233)                              156,649
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(b)  Repurchase agreement
       State Street Bank and Trust
       Company, dated 6/30/99,
       4.75%, due 7/1/99              $  143           143
     Commercial paper
       Yield--4.99% to 5.07%
       Due--July 1999                  4,000         3,995
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--2.6%
     (Cost: $4,137)                                  4,138
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $137,370)                             $160,787
     -----------------------------------------------------

 NOTES TO KEMPER VALUE+GROWTH PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by the U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $137,370,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $30,961,000, the gross unrealized depreciation was $7,544,000 and the net unrealized appreciation on investments was $23,417,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER HORIZON 20+ PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                 PRINCIPAL
                                 AMOUNT OR
             GOVERNMENT           NUMBER
            OBLIGATIONS          OF SHARES       VALUE
U.S. TREASURY SECURITIES--19.2%
    Notes  7.50%, 1999            $  100        $   101
           8.875%, 2000              250            258
           8.50%, 2000               800            829
           6.75%, 2000               799            808
           5.50%, 2000               875            875
           6.50%, 2001             1,560          1,587
           6.625%, 2001            1,900          1,939
           6.25%, 2002               580            589
           7.875%, 2004              261            286
    -----------------------------------------------------
                                                  7,272

 MORTGAGE BACKED SECURITIES--.8%
    FNMA   6.01%, 2000               150            151
    FHLMC  6.00%, 2006                32             32
    FHLMC  6.50%, 2014               107            108
    GNMA   7.00%, 2015                20             20
    -----------------------------------------------------
                                                    311
    -----------------------------------------------------
    TOTAL GOVERNMENT OBLIGATIONS--20.0%
    (Cost: $7,661)                                7,583
    -----------------------------------------------------

    COMMON STOCKS
 COMMUNICATIONS--3.2%
    ADC Telecommunications, Inc.     11,300shs.       515
    Alcatel Sel AG                      369            59
    Ameritech Corp.                   1,300            96
    AT&T Corp.                          750            42
    BellSouth Corp.                   7,600           356
    British Telecom PLC               7,600           127
(a) Telecom Italia SpA                2,700            28
    -----------------------------------------------------
                                                    1,223

 CONSUMER DISCRETIONARY--8.7%
(a) American Eagle Outfitters,
      Inc.                            1,000            46
    Ames Department Stores, Inc.      3,700           169
(a) AutoZone, Inc.                    1,800            54
    Avis Rent A Car, Inc.             1,400            41
    Best Buy Co., Inc.                3,000           203
    Brown Shoe Company, Inc.          1,360            30
(a) Burlington Coat Factory
      Warehouse Corp.                 5,500           106
(a) Cellstar Corp.                    6,000            47
    Coachmen Industries, Inc.           200             5
    Dillard's, Inc.                   4,300           151
    Douglas Holding AG                  200             9
(a) Electronic Arts, Inc.             1,000            54
    Family Dollar Stores, Inc.        5,000           120
(a) Friedman's Inc. "A"               1,400            12
(a) Genesco, Inc.                    13,500           197
(a) Hartmarx Corp.                   10,000            42
    Home Depot, Inc                   1,200            77
(a) Jones Apparel Group, Inc.         7,756           266
    Kingfisher, PLC                  17,200           201
(a) Kmart Corp.                       3,800            62
    Liz Claiborne, Inc.               1,500            55
(a) Lone Star Steakhouse/Saloon       1,340            13
    Longs Drug Stores, Inc.             600            21
    May Department Stores               900            37
(a) Men's Wearhouse, Inc.             2,100            54
(a) Neiman Marcus Group, Inc.         2,000            51
    Newell Rubbermaid, Inc.           3,200           149

                                    NUMBER
                                  OF SHARES        VALUE
                         CONTINUED
    Pillowtex Corp.                   1,300       $    21
(a) Ryan's Family Steak Houses,
      Inc.                           19,200           222
(a) The Finish Line, Inc. "A"         3,700            42
    W.H. Smith Group, PLC            11,600           111
    Wal-Mart Stores, Inc.             8,600           415
(a) Wet Seal, Inc. "A"                7,200           206
    -----------------------------------------------------
                                                    3,289

 CONSUMER STAPLES--5.2%
    Adolph Coors Company                900            45
    American Greeting Corp. "A"       2,400            72
    Bass PLC                          5,200            75
(a) Chattem, Inc.                     2,800            89
    ConAgra, Inc.                     5,000           133
    Farmer Brothers Co.                 600           120
    IBP, Inc.                         2,000            48
    Imperial Tobacco Group, PLC      28,900           317
    Koninklijke Ahold NV              4,298           149
    Michael Foods, Inc.               2,700            63
    Philip Morris Companies, Inc.     6,000           241
    Seaboard Corp.                      100            34
    SEITA                             2,600           151
(a) Sola International, Inc.          2,300            45
    Supervalue, Inc.                  2,100            54
    Universal Corp.                   5,000           142
    UST, Inc.                         6,200           181
    -----------------------------------------------------
                                                    1,959

 DURABLES--2.9%
    Borg-Warner Automotive, Inc.        450            25
(a) Ducommun, Inc.                    5,200            62
    Ford Motor Co.                    2,900           164
    GenCorp, Inc.                     3,500            88
    GKN PLC                          29,900           511
    Honda Motor Co., Ltd.             2,000            85
(a) Tower Automotive, Inc.              600            15
    United Technologies Corp.         2,400           172
    -----------------------------------------------------
                                                    1,122

 ENERGY--2.1%
    Ashland, Inc.                       900            36
    Compania Espanola de
      Petroleos SA                      400            12
    El Paso Energy Corporation        1,500            53
    Ente Nazionale Idrocarburi
      SpA                            48,600           291
    Repsol SA                         9,660           199
(a) Veritas DGC, Inc.                10,800           198
    -----------------------------------------------------
                                                      789

 FINANCIAL--20.1%
    A.G. Edwards, Inc.                6,600           213
    ABN AMRO Holding NV               3,500            76
    Aetna, Inc.                       3,200           286
    AFLAC, Inc.                       1,800            86
    AMBAC Financial Group, Inc.       2,500           143
    American General Corp.            1,000            75
    Assicurazioni Generali              700            24
    AXA SA                            2,000           245
    Banc One Corp.                    1,094            65

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                    NUMBER
                                  OF SHARES        VALUE

    Bank of America Corp.             7,514       $   551
    Bank of Nova Scotia               2,100            48
    Banque Nationale de Paris         2,200           184
    Bear Stearns Companies, Inc.      2,520           118
    Capital One Finance Corp.         1,200            67
    Chase Manhattan Corp.             2,300           199
    China Resources Enterprises,
      Ltd.                           35,000            62
    Christiania Bank og
      Kreditkasse                    15,200            55
    Cigna Corp.                         600            53
    Citigroup, Inc.                  12,750           606
    Compagnie Financiere de
      Paribas                         1,200           135
    Compagnie Financiere
      Richemont AG                      200           386
    Dah Sing Financial Group         18,000            69
    Dime Bancorp, Inc.                2,100            42
    Dresdner Bank AG                    900            35
    Executive Risk, Inc.                300            26
    Federal Home Loan Mortgage
      Corp.                           1,500            87
    Federal National Mortgage
      Association                     4,500           307
    Fleet Financial Group, Inc.       4,000           178
    Golden West Financial Corp.         400            39
    GreenPoint Financial Corp.        3,500           115
    Hang Seng Bank, Ltd.              1,400            16
    Hartford Financial Services
      Group, Inc.                     2,200           128
    Heller Financial, Inc.            7,600           211
    ING Groep NV                      2,820           153
    Jefferson Pilot Corp.             1,325            88
    KeyCorp                             600            19
    Legg Mason, Inc.                  3,200           122
    Merrill Lynch & Co., Inc.         1,200            96
    Morgan Stanley, Dean Witter
      Discover Co.                    2,000           205
    National Bank of Canada           5,800            76
    PNC Bank Corp.                      800            46
    Protective life Corp.             1,700            56
    Raymond James Financial, Inc.    15,600           373
    Resource Bancshares Mortgage
      Group, Inc.                     1,890            19
    Sakura Bank, Ltd.                66,000           250
    SLM Holding Corp.                 5,600           257
    Societe Generale                    200            35
    St. George Bank, Ltd.            41,000           286
    Stewart Information Services
      Corp.                           1,400            30
    The Mitsui Trust & Banking
      Co., Ltd.                     154,000           246
    Torchmark Corp.                   2,100            72
    Washington Mutual, Inc.           2,184            77
    XL Capital Ltd. "A"               3,751           212
    -----------------------------------------------------
                                                    7,648

 HEALTH--8.9%
    Abbott Laboratories               3,000           137
(a) Amgen, Inc.                       2,700           164
(a) Biogen, Inc.                      2,200           141
    C.R. Bard, Inc.                   7,300           349
    Cardinal Health, Inc.             2,900           186
(a) Express Scripts, Inc. "A"         1,300            78
(a) Hanger Orthopedic Group, Inc.     8,900           126
(a) HealthSouth Corp.                 7,100           106
    Johnson & Johnson                 2,600           255
    McKesson HBOC, Inc.                 800       $    26
    Medtronic, Inc.                   4,672           364
    Merck & Co., Inc.                 5,400           400
(a) NBTY, Inc.                        8,600            56
    Suzuken Co., LTD                  4,000           112
(a) Trigon Healthcare, Inc.           3,000           109
(a) Universal Health Services,
      Inc.                            1,700            81
(a) VISX, Inc.                        7,100           562
(a) Wellpoint Health Networks,
      Inc.                            1,400           119
    -----------------------------------------------------
                                                    3,371

 MANUFACTURING--8.5%
    Akzo Nobel NV                     1,600            68
(a) Albany International Corp.
      "A"                               102             2
(a) Alliant Techsystems, Inc.           500            43
    Ball Corporation                  3,600           152
    BASF AG                           9,400           417
    Carlisle Companies, Inc.          1,700            82
    Columbus McKinnon Corp.           3,800            91
    Cooper Industries, Inc.           1,100            57
    Dow Chemical Co.                    500            63
(a) Fairchild Corp. "A"               8,000           102
    FPB Holding AG                      966           162
    General Binding Corp.             2,500            59
    Hillenbrand Industries, Inc.      2,100            91
    Hon Industries, Inc.             13,500           394
    Man AG                            2,000            69
    Minnesota Mining &
      Manufacturing Co.                 800            70
    MotivePower Industries, Inc.      1,500            27
(a) MSC Industrial Direct Co.,
      Inc.                            2,800            29
(a) Mueller Industries, Inc.          8,700           295
    Okuma Corp.                      28,000           130
    Praxair, Inc.                     1,600            78
    Reliance Steel & Aluminum Co.     1,700            66
    Rohm & Haas Co.                   2,000            86
    RTI International Metals,
      Inc.                            4,400            65
    Scana Corp.                       3,700            87
(a) Shaw Group, Inc.                  1,100            17
(a) SLI, Inc.                         4,300           116
    Teleflex Incorporated             1,300            56
(b) UPM-Kymmene OYJ                   4,300           134
    Valhi, Inc.                      10,100           112
(a) Wyman-Gordon Co.                    400             8
    -----------------------------------------------------
                                                    3,228

 MEDIA--.1%
(a) Viacom, Inc. "B"                  1,200            53
    -----------------------------------------------------

 METALS AND MINERALS--3.1%
    AK Steel Holding Corp.              910            20
    Alcan Aluminium, Ltd.             5,500           175
    Allegheny Teledyne, Inc.          2,100            48
    AMCOL International Corp.         1,815            26
    Bethlehem Steel Corp.             9,400            72
    Blount International, Inc.        1,460            40
(a) Boliden Limited                   4,767            11
(a) Del Webb Corp.                    1,230            29
    Elcor Corp.                         500            22
    Genlyte Group, Inc.               1,900            43
    Grupo Dragados SA                 2,100            25
    Holderbank Financiere Glaris
      AG                                100           119

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                    NUMBER
                                  OF SHARES        VALUE

    LaFarge Corp.                     2,000       $    71
    Maeda Road Construction Co.,
      Ltd.                            7,000            47
    Standard Pacific Corp.           25,000           323
    Sumitomo Osaka Cement Co.,
      Ltd.                            9,000            18
    Taiheiyo Cement Corp.            27,000            77
    -----------------------------------------------------
                                                    1,166

 SERVICE INDUSTRIES--2.4%
(a) Affiliated Computer Services      4,300           218
    Granada Group, PLC                3,700            69
    Hanson, PLC                       7,800            70
    Kelly Services, Inc. "A"          2,700            87
(a) Mail-Well, Inc.                   6,900           112
(a) Personnel Group of America,
      Inc.                            7,000            70
(a) Pomeroy Computer Resources,
      Inc.                            5,400            75
(a) Thermo Ecotek Corporation         3,200            26
    United Utilities, PLC             7,100            86
(a) US Oncology, Inc.                 7,000            84
    -----------------------------------------------------
                                                      897

 TECHNOLOGY--6.5%
(a) CHS Electronics, Inc.             7,800            34
    Computer Associates
      International, Inc.             2,000           110
(a) Computer Sciences Corp.           2,800           194
(a) Compuware Corp.                   5,500           175
(a) Comverse Technologies, Inc.       5,550           419
(a) Gateway, Inc.                     1,000            59
    Intel Corp.                       6,800           405
    Linear Technology Corp.           6,000           404
(a) MTI Technology Corp.             10,900           142
(a) Quantum Corp.                     2,400            58
    Raytheon Co. "B"                    900            63
    Reynolds and Reynolds Company     6,300           147
    SAP AG (pfd.)                       100            40
(a) Synopsys, Inc.                    4,300           237
    -----------------------------------------------------
                                                    2,487

 TRANSPORTATION--1.5%
    Air New Zealand, Ltd. "B"        51,100       $   106
    Comair                            3,800            79
    Roadway Express, Inc.             4,700            91
    SAirGroup                           300            63
    Tranz Rail Holdings, (ADR)       52,000            89
    Trinity Industries, Inc.          3,470           116
(a) U.S. Xpress Enterprises, Inc.
      "A"                             3,200            34
    -----------------------------------------------------
                                                      578

 UTILITIES--6.8%
(a) AES Corp.                         2,100           122
    Aquarion Co.                      2,850            99
    Black Hills Corp.                 2,600            60
(a) Calpine Corporation               7,000           378
    Central Hudson Gas & Electric
      Co.                               900            38
    Chugoku Electric Power Co.,
      Inc.                           14,400           219
    Columbia Energy Group             1,150            72
(a) El Paso Electric Co.             10,500            94
    Electrabel NPV                      400           130
    Empire District Electric
      Company                         7,100           185
    FPL Group, Inc.                   1,200            66
    Northwestern Corp.               14,800           358
    Scottish Power, PLC               2,300            20
    Shikoku Electric Power Co.,
      Inc.                           19,300           291
    Texas Utilities Co., Inc.         2,100            87
    TNP Enterprises, Inc.               700            25
    Tohoku Electric Power Co.,
      Inc.                           19,300           292
    WPS Resources Corp.               1,700            51
    -----------------------------------------------------
                                                    2,587
    -----------------------------------------------------
    TOTAL COMMON STOCKS--80.0%
    (Cost: $26,774)                                30,397
    -----------------------------------------------------
    TOTAL INVESTMENT PORTFOLIO--100%
    (Cost: $34,435)                               $37,980
    -----------------------------------------------------

 NOTES TO KEMPER HORIZON 20+ PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $134,000 (0.34% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $117,000.

Based on the cost of investments of $34,435,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $4,841,000, the gross unrealized depreciation was $1,296,000 and the net unrealized appreciation on investments was $3,545,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER HORIZON 10+ PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                 PRINCIPAL
                                 AMOUNT OR
             GOVERNMENT           NUMBER
            OBLIGATIONS          OF SHARES       VALUE

U.S. TREASURY SECURITIES--36.7%

    Notes 8.50%, 2000             $  870        $   888
          6.75%, 2000              3,165          3,202
          8.875%, 2000             1,178          1,214
          8.50%, 2000              1,100          1,144
          5.50%, 2000              1,700          1,701
          5.375%, 2001             1,200          1,198
          8.00%, 2001              1,000          1,043
          6.50%, 2001              4,040          4,111
          6.625%, 2001             2,650          2,705
          6.25%, 2002              5,920          6,009
          7.875%, 2004               750            820
    ----------------------------------------------------
                                                 24,035

 MORTGAGE BACKED SECURITIES--1.3%

    FNMA  6.01%, 2000                500            502
    FHLMC 6.00%, 2006                104            105
    FHLMC 6.50%, 2014                230            231
    GNMA  7.00%, 2015                 51             51
    ----------------------------------------------------
                                                    889

    TOTAL GOVERNMENT OBLIGATIONS--38.0%
    (Cost: 25,263)                               24,924
    ----------------------------------------------------

          COMMON STOCKS

COMMUNICATIONS--2.8%

    ADC Telecommunications, Inc.      10,700shs.       488
    Ameritech Corp.                    6,200           456
    BCE, Inc.                          4,600           225
    BellSouth Corp.                    8,000           375
    British Telecom PLC                8,300           139
    Oki Electric Industry Company     24,000            95
(a) Telecom Italia SpA                 5,900            62
    ------------------------------------------------------
                                                     1,840
 CONSTRUCTION--.9%

    Blount International, Inc.         2,180            59
(a) Del Webb Corp.                     1,800            43
    Elcor Corp.                          800            35
    Holderbank Financiere Glaris
      AG                                 300           356
    Pioneer International, Ltd.       16,200            42
    Pulte Corp.                          900            21
    ------------------------------------------------------
                                                       556

 CONSUMER DISCRETIONARY--7.3%

    Ames Department Stores, Inc.       2,800           128
(a) AutoZone, Inc.                     3,500           105
    Brown Shoe Company, Inc.           2,000            44
(a) Burlington Coat Factory
      Warehouse Corp.                  4,500            87
    Canadian Tire Corporation            400            12
    Carrefour SA                         486            72
(a) Central Garden & Pet Co.           2,800            29
    Dillard's, Inc.                    5,500           193
    Douglas Holding AG                   200             9
    Family Dollar Stores, Inc.         5,100           122

                                     NUMBER
                                   OF SHARES        VALUE

 CONSUMER DISCRETIONARY--CONTINUED

(a) Federated Department Stores,
      Inc.                             1,700       $    90
(a) Finlay Enterprises, Inc.           6,600            88
(a) Foodmaker, Inc.                   10,700           304
(a) Friedman's, Inc., "A"              1,985            17
(a) Genesco, Inc.                     33,600           489
(a) Goody's Family Clothing, Inc.      9,000           103
(a) Hartmarx Corp.                    12,700            53
    Home Depot, Inc.                  10,700           689
(a) Jones Apparel Group, Inc.          7,904           271
    Kingfisher, PLC                   17,800           208
(a) Lone Star Steakhouse/Saloon        1,950            19
    Longs Drug Stores, Inc.            1,300            45
    May Department Stores                450            18
(a) Men's Wearhouse, Inc.              1,950            50
(a) Neiman Marcus Group, Inc.          2,000            51
    Newell Rubbermaid, Inc.            2,000            93
(a) Ryan's Family Steak Houses,
      Inc.                            26,700           310
(a) The Finish Line, Inc. "A"          4,400            50
    W.H. Smith Group, PLC             37,600           362
    Wal-Mart Stores, Inc.             11,000           531
(a) Wet Seal, Inc. "A"                 4,700           135
    ------------------------------------------------------
                                                     4,777

 CONSUMER STAPLES--3.7%

    American Greeting Corp. "A"        3,300            99
    Bass PLC                           3,000            44
(a) Chattem, Inc.                      3,000            95
    Etablissements Economiques du
      Casino Guichard-Perrachon SA     2,700           238
    Farmer Brothers Co.                  300            60
    Imperial Tobacco Group, PLC       31,000           340
    Michael Foods, Inc.               14,600           343
    Philip Morris Companies, Inc.      9,500           382
    SEITA                              1,300            75
    Supervalue, Inc.                   2,800            72
    Universal Corp.                    5,500           156
    UST, Inc.                          6,000           176
    VF Corporation                     8,500           363
    ------------------------------------------------------
                                                     2,443

 DURABLES--2.4%

    AlliedSignal, Inc.                 3,400           214
    Borg-Warner Automotive, Inc.       3,440           189
    Ford Motor Co.                     5,600           316
    GKN, PLC                           1,900            32
    Magna International, Inc. "A"        400            23
    Renault SA                           800            35
(a) Tower Automotive, Inc.             1,600            41
    United Technologies Corp.          3,800           272
    Yamaha Motor Co., Ltd.            48,000           446
    ------------------------------------------------------
                                                     1,568

 ENERGY--3.9%

    AK Steel Holding Corp.             4,750           107
    AMCOL International Corp.          2,625            38
    Coastal Corp.                      2,100            84

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                     NUMBER
                                   OF SHARES        VALUE

 ENERGY--CONTINUED

    Compania Espanola de Petroleos
      SA                               2,900       $    86
    Ente Nazionale Idrocarburi SpA    58,200           349
    MAXXAM, Inc.                       7,500           484
    PetroFina SA                         400           231
(a) Pool Energy Services Co.          26,500           538
    Repsol SA                          8,880           183
    Scottish & South Energy           33,900           347
(a) Veritas DGC, Inc.                  5,200            95
    ------------------------------------------------------
                                                     2,542

 FINANCIAL--14.1%
    A.G. Edwards, Inc.                 2,000            64
    ABN AMRO Holding NV                7,700           167
    Aetna, Inc.                        3,200           286
    AFLAC, Inc.                        1,400            67
    AMBAC Financial Group, Inc.        4,000           228
    American General Corp.             1,800           136
    AXA SA                             1,700           208
    Banc One Corp.                     1,799           107
    Bank of America Corp.             10,464           767
    Banque Nationale de Paris          1,100            92
    Bear Stearns Companies, Inc.       5,250           245
    BHF-Bank AG                        1,600            55
(a) Catellus Development Corp.         8,200           127
    Chase Manhattan Corp.              3,900           338
    China Resources Enterprises,
      Ltd.                            44,000            78
    Christiania Bank og
      Kreditkasse                     19,200            69
    Cigna Corp.                          900            80
    Citigroup, Inc.                   16,350           777
    Compagnie Financiere de
      Paribas                            600            68
    Compagnie Financiere Richemont
      AG                                 200           386
    Corporacion Mapfre SA              2,700            55
    Dah Sing Financial Group          34,000           130
    Dime Bancorp, Inc.                 2,600            52
    Dresdner Bank AG                   1,900            74
    Executive Risk, Inc.                 400            34
    Federal Home Loan Mortgage
      Corp.                            9,500           551
    Federal National Mortgage
      Association                      4,800           328
    Fleet Financial Group, Inc.        5,800           257
    GreenPoint Financial Corp.         2,300            75
    Hang Seng Bank, Ltd.              19,100           214
    Hartford Financial Services
      Group, Inc.                      4,100           239
    Heller Financial, Inc.             5,200           145
    ING Groep NV                       4,287           233
    Jefferson Pilot Corp.              2,150           142
    KeyCorp                              400            13
    Legg Mason, Inc.                   3,300           127
    Man Group, PLC                     5,800            33
    Morgan Stanley, Dean Witter
      Discover Co.                     1,300           133
    National Bank of Canada            3,100            41
    Pacific Century Financial
      Corp.                            3,200            69
    PNC Bank Corp.                       900            52
    Protective life Corp.              1,500            49
    Resource America, Inc. "A"         7,600           110
    Resource Bancshares Mortgage
      Group, Inc.                      2,656            27
    Sakura Bank, Ltd.                103,000       $   391
    Skandia Forsakrings AB             6,200           117
    SLM Holding Corp.                  7,100           325
    Societe Generale                     500            88
    St. George Bank, Ltd.             29,400           205
    Stewart Information Services
      Corp.                            5,000           106
    The Mitsui Trust & Banking
      Co., Ltd.                      130,000           207
    Torchmark Corp.                    2,100            72
    Toronto-Dominion Bank              2,000            91
    Washington Mutual, Inc.            2,184            77
    -----------------------------------------------------
                                                     9,207


 HEALTH--6.4%

(a) Amgen, Inc.                        7,800           475
    Bindley Western Industries,
      Inc.                             6,000           138
(a) Biogen, Inc.                       2,200           141
    C.R. Bard, Inc.                    8,700           416
    Cardinal Health, Inc.              4,740           304
(a) Express Scripts Inc. "A"           1,600            96
(a) Hanger Orthopedic Group, Inc.      8,700           123
(a) Lincare Holdings, Inc.             2,100            52
(a) Maxxim Medical, Inc.               4,200            98
    Merck & Co., Inc.                 10,100           747
(a) NBTY, Inc.                        11,200            73
    Omnicare, Inc.                     2,900            37
    Shared Medical Systems Corp.       1,400            91
    Suzuken Co., Ltd                  11,400           320
(a) Trigon Healthcare, Inc.            3,100           113
(a) Universal Health Services,
      Inc.                             4,000           191
(a) VISX, Inc.                         8,000           634
(a) Wellpoint Health Networks,
      Inc.                             1,400           119
    -----------------------------------------------------
                                                     4,168


 MANUFACTURING--5.6%

    Akzo Nobel NV                      4,400           186
(a) Albany International Corp. "A"       102             2
    Ball Corporation                   7,800           330
    BASF AG                            9,200           408
    Bayer AG                           2,300            96
    Carlisle Companies, Inc.           2,500           120
    Cooper Industries, Inc.            1,600            83
    Dow Chemical Co.                     600            76
(a) Fairchild Corp. "A"                9,700           124
    FPB Holding AG                     1,671           281
    Gleason Corp.                      4,500            76
    Hillenbrand Industries, Inc.       2,200            95
    Ingersoll-Rand Co.                 1,400            90
    Kawasaki Heavy Industries,
      Ltd.                            15,000            41
    Man AG                             2,000            69
    NSK, Ltd.                          8,000            44
    Okuma Corp.                       17,000            79
    Pentair, Inc.                      2,100            96
    Praxair, Inc.                      3,800           186
    Scana Corp.                       10,500           245
(a) Shaw Group, Inc.                   1,600            25
    Sherwin-Williams Co.               2,700            75
(a) SLI, Inc.                          2,200            59
    Thomas & Betts Corp.               2,200           104

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                     NUMBER
                                   OF SHARES        VALUE

 MANUFACTURING--CONTINUED

(c) UPM-Kymmene OYJ                    8,100       $   252
    Valhi, Inc.                       13,800           154
    Williams, PLC                     13,800            91
(a) Wyman-Gordon Co.                     600            12
    Xerox Corp.                        3,200           189
    ------------------------------------------------------
                                                     3,688


 SERVICE INDUSTRIES--2.0%

(a) Affiliated Computer Services       1,900            96
    Hanson, PLC                       13,600           122
(a) Mail-Well, Inc.                    3,600            58
    Merrill Lynch & Co., Inc.          1,100            88
    Paine Webber Group, Inc.           1,900            89
(a) Personnel Group of America,
      Inc.                             9,500            95
(a) Pomeroy Computer Resources,
      Inc.                             8,500           118
    Raymond James Financial, Inc.     17,600           421
    Reed International, PLC            7,800            52
    United Utilities, PLC              7,300            89
(a) US Oncology, Inc.                  8,700           104
    ------------------------------------------------------
                                                     1,332


 TECHNOLOGY--5.8%

(a) Alliant Techsystems, Inc.          2,000           173
(a) BMC Software, Inc.                 3,400           184
(a) CHS Electronics, Inc.             15,500            68
    Computer Associates
      International, Inc.                400            22
(a) Computer Sciences Corp.            6,840           473
(a) Gateway, Inc.                      1,300            77
    Intel Corp.                       12,600           750
(a) Jabil Circuit                      1,300            59
    Linear Technology Corp.            5,700           383
(a) MTI Technology Corp.              11,500           150
    Primex Technologies, Inc.          5,600           121
    Reynolds and Reynolds Co.          8,000           187
    SAP AG (pfd.)                        200            80
(a) SCI Systems, Inc.                  1,800            86
    Scientific-Atlanta, Inc.           7,300           263
    STMicroelectronics                 1,400            94
(a) Synopsys, Inc.                     7,600           419
(a) Tech Data Corp.                    4,800           184
    ------------------------------------------------------
                                                     3,773

                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                     AMOUNT         VALUE

 TRANSPORTATION--2.3%

    Air New Zealand Ltd. "B"         113,400       $   236
    Atlantic Coast Airlines
      Holdings                         9,100           173
    Comair Holdings, Inc.             13,000           271
(a) Groupe Air France                  3,700            66
    Qantas Airways, Ltd.              19,200            64
    Railtrack Group, PLC               6,800           139
    Roadway Express, Inc.              5,800           112
    SAS Norge ASA                      2,600            24
    Tranz Rail Holdings, (ADR)        33,900            58
    Trinity Industries, Inc.           7,830           262
    USFreightways Corp.                2,300           107
    ------------------------------------------------------
                                                     1,512


 UTILITIES--3.7%

(a) AES Corp.                          1,900           110
    Aquarion Co.                      13,200           459
    Black Hills Corp.                  2,200            51
    Central Hudson Gas & Electric
      Co.                              1,900            80
    Chugoku Electric Power Co.,
      Inc.                            20,200           307
    Columbia Energy Group              1,750           110
    Electrabel NPV                       600           194
    FPL Group, Inc.                      500            27
    Kyushu Electric Power Co.         19,500           300
    Northwestern Corp.                16,400           397
    Scottish Power, PLC                7,600            66
    Suez Lyonnaise des Eaux              500            91
    Texas Utilities Co., Inc.          4,000           165
    TNP Enterprises, Inc.              1,900            69
    Yorkshire Water                    4,000            28
    ------------------------------------------------------
                                                     2,454
    ------------------------------------------------------
    TOTAL COMMON STOCKS--60.9%
    (Cost: $35,692)                                 39,860
    ------------------------------------------------------
    MONEY MARKET INSTRUMENTS--1.1%
(b) Repurchase agreement
      State Street Bank and Trust
      Company, dated 6/30/99,
      4.75%, due 7/1/99
    (Cost: $732)                   $     732           732
    ------------------------------------------------------
    TOTAL INVESTMENT PORTFOLIO--100%
    (Cost: $61,687)                                $65,516
    ------------------------------------------------------


 NOTES TO KEMPER HORIZON 10+ PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $252,000 (0.38% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $218,000.

Based on the cost of investments of $61,687,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $5,796,000, the gross unrealized depreciation was $1,967,000 and the net unrealized appreciation on investments was $3,829,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER HORIZON 5 PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                  PRINCIPAL
                                  AMOUNT OR
             GOVERNMENT           NUMBER OF
             OBLIGATIONS           SHARES         VALUE

U.S. TREASURY SECURITIES--54.8%

    Notes    5.875%, 2000          $  340        $   341
             6.75%, 2000            3,049          3,085
             8.875%, 2000           1,470          1,515
             8.50%, 2000            1,750          1,820
             5.50%, 2000              300            300
             5.375%, 2001           1,000            998
             8.00%, 2001              573            598
             6.50%, 2001            2,610          2,656
             6.625%, 2001           4,150          4,236
             6.125%, 2001             975            987
             6.25%, 2002            4,770          4,842
             7.875%, 2004             650            711
    -----------------------------------------------------
                                                  22,089


 MORTGAGE BACKED SECURITIES--4.2%

    FNMA     6.01%, 2000              350            351
    FNMA     5.625%, 2004           1,120          1,095
    FHLMC    6.00%, 2006               66             67
    FHLMC    6.50%, 2014              141            142
    GNMA     7.00%, 2015               47             47
    -----------------------------------------------------
                                                   1,702
    -----------------------------------------------------
    TOTAL GOVERNMENT OBLIGATIONS--59.0%
    (Cost: $24,122)                               23,791
    -----------------------------------------------------

    COMMON STOCKS

 COMMUNICATIONS--.9%

    ADC Telecommunications, Inc.      3,800shs.       173
    Alltel Corp.                        700            50
    BellSouth Corp.                     800            38
    British Telecom, PLC              2,200            37
    Oki Electric Industry Company     3,000            12
    SBC Communications, Inc.            700            41
    -----------------------------------------------------
                                                      351


 CONSUMER DISCRETIONARY--4.5%

    Ames Department Stores, Inc.      5,600           256
(a) AutoZone, Inc.                    1,700            51
    Brown Shoe Company, Inc.            730            16
(a) Burlington Coat Factory
      Warehouse Corp.                 3,300            64
    Canadian Tire Corporation           800            23
    Coachmen Industries, Inc.         1,000            23
    Dillard's, Inc.                   2,500            88
    Douglas Holding AG                  100             5
    Family Dollar Stores, Inc.        1,800            43
(a) Friedman's, Inc.,"A"                740             6
(a) Garden Ridge Corporation          9,700            46
(a) Genesco, Inc.                    12,700           185
    Home Depot, Inc.                  2,700           174
(a) Jones Apparel Group, Inc.         3,002           103
(a) Lone Star Steakhouse/Saloon         705             7
    Longs Drug Stores, Inc.           2,300            79
    May Department Stores               300            12
(a) Men's Wearhouse, Inc.               750            19
    Metro AG                            400            25
(a) Neiman Marcus Group, Inc.         1,600            41
    Newell Rubbermaid, Inc.           1,300            60











                                     NUMBER
                                   OF SHARES       VALUE

 CONSUMER DISCRETIONARY--CONTINUED

(a) Ryan's Family Steak Houses,
      Inc.                           10,600       $   123
(a) The Finish Line, Inc. "A"         1,800            20
    W.H. Smith Group, PLC             3,400            33
    Wal-Mart Stores, Inc.             4,400           211
(a) Wet Seal, Inc. "A"                1,800            52
    Wolseley, PLC                     4,900            37
    -----------------------------------------------------
                                                    1,803


 CONSUMER STAPLES--2.9%

    American Greeting Corp., "A"      1,200            36
(a) Chattem, Inc.                     1,900            60
    ConAgra, Inc.                     2,500            67
    Farmer Brothers Co.                 200            40
    Gallaher Group, PLC               4,800            30
    Imperial Tobacco Group, PLC      16,300           179
    Michael Foods, Inc.               3,600            85
    Philip Morris Companies, Inc.     3,200           129
    Seagram Co., Ltd.                   300            15
    SEITA                             2,400           139
    SUPERVALU, Inc.                   1,000            26
    Universal Corp.                   2,900            82
    UST, Inc.                         3,800           111
    VF Corporation                    3,800           162
    -----------------------------------------------------
                                                    1,161


 CONSTRUCTION--1.0%

    Blount International, Inc.          800            22
(a) Del Webb Corp.                      650            16
    Elcor Corp.                         200             9
    Genlyte Group, Inc.               7,700           173
    Grupo Dragados, SA                                 14
    Holderbank Financiere Glaris
      AG                                100           119
    Taiheiyo Cement Corp.             6,000            17
    Vulcan Materials Co.                600            29
    -----------------------------------------------------
                                                      399


 DURABLES--1.5%

    AlliedSignal, Inc.                  900            57
    Borg-Warner Automotive, Inc.        840            46
    DaimlerChrysler AG                  300            26
(a) Ducommun, Inc.                      900            11
    Fiat SpA                         12,100            38
    Ford Motor Co.                    2,200           124
    GKN PLC                          10,000           171
    Magna International, Inc. "A"       100             6
(a) Tower Automotive, Inc.            1,000            25
    United Technologies Corp.         1,000            72
    -----------------------------------------------------
                                                      576


 ENERGY--1.0%

    BG, PLC                           8,500            52
    Ente Nazionale Idrocarburi SpA   18,400           110
    National-Oilwell, Inc.            1,500            19
    Repsol SA                         4,470            92
    Tosco Corporation                 1,000            26
(a) Veritas DGC, Inc.                 5,100            93
    -----------------------------------------------------
                                                      392

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



                                    NUMBER
                                   OF SHARES         VALUE


FINANCIAL--9.7%

    A.G. Edwards, Inc.                4,300       $   139
    ABN AMRO Holding NV               3,900            85
    Aetna, Inc.                       1,100            98
    Allamerica Financial Corp.        1,100            67
    American General Corp.              600            45
    American International Group,
      Inc.                              200            23
    Assurances Generales de France      300            15
    AXA SA                              515            63
    Banc One Corp.                      653            39
    Bank of America Corp.             4,300           315
    Banque Nationale de Paris         1,900           159
    Bear Stearns Companies, Inc.      2,310           108
    BHF-Bank AG                         500            17
    Chase Manhattan Corp.             1,600           139
    China Resources Enterprises,
      Ltd.                           23,000            41
    Christiania Bank og
      Kreditkasse                     7,500            27
    Citigroup, Inc.                   6,300           299
    Corporacion Mapfre SA               900            18
    Dah Sing Financial Group          5,000            19
    DBS Land, Ltd.                   23,000            46
    Deutsche Pfandbrief-und-
      Hypothekenbank AG                 300            27
    Dresdner Bank AG                    500            20
    Executive Risk, Inc.                200            17
    Federal Home Loan Mortgage
      Corp.                           3,400           197
    Federal National Mortgage
      Association                     2,900           198
    Fleet Financial Group, Inc.         700            31
    Hang Seng Bank, Ltd.              2,400            27
    Hartford Financial Services
      Group, Inc.                     2,400           140
    Heller Financial, Inc.            1,800            50
    ING Groep NV                      2,051           111
(a) Istituto Nazionale delle
      Assicurazione                  15,300            36
    Jefferson Pilot Corp.               775            51
    KeyCorp                             400            13
    Man Group, PLC                    8,900            51
    Merrill Lynch & Co., Inc.           400            32
    Morgan Stanley, Dean Witter
      Discover Co.                      500            51
    National Bank of Canada           1,800            24
    Pacific Century Financial
      Corp.                           1,300            28
    PNC Bank Corp.                      500            29
    Progressive Corp.                   400            58
    Protective Life Corp.               600            20
    Provident Financial Group           600            26
    Raymond James Financial, Inc.     6,800           163
    Resource Bancshares Mortgage
      Group, Inc.                       945            10
    Royal Bank of Canada                100             4
    Sakura Bank, Ltd.                18,000            68
    Skandia Forsakrings AB            3,100            58
    SLM Holding Corp.                 2,600           119
    Societe Generale                    100            18
    St. George Bank, Ltd.            21,500           150
    Stewart Information Services
      Corp.                           4,400            93
    The Mitsui Trust & Banking
      Co., Ltd.                      69,000           110
    Torchmark Corp.                     700            24
    Toronto-Dominion Bank               500            23
    Wing Hang Bank, Ltd.              4,000            13
    Woolwich, PLC                     8,900            52
    XL Capital Ltd. "A"                 183            10
    -----------------------------------------------------
                                                    3,914

 HEALTH--4.3%

    Abbott Laboratories               1,200       $    55
(a) Amgen, Inc.                       3,700           225
    Bindley Western Industries,
      Inc.                            2,000            46
(a) Biogen, Inc.                        800            51
    Bio-Rad Laboratories, Inc. "A"    1,000            26
    C.R. Bard, Inc.                   3,500           167
    Cardinal Health, Inc.               900            58
    Chugai Pharmaceutical Co.,
      Ltd.                            3,000            32
(a) Hanger Orthopedic Group, Inc.     4,600            65
(a) HealthSouth Corp.                 3,300            49
(a) Maxxim Medical, Inc.              1,400            33
    Merck & Co., Inc.                 2,700           200
(a) NBTY, Inc.                        6,600            43
    Novartis AG                          14            21
    Shinonogi                         3,000            24
    Suzuken Co., Ltd.                 2,500            70
(a) Trigon Healthcare, Inc.           2,800           102
(a) Universal Health Services,
      Inc.                            2,700           129
(a) VISX, Inc.                        3,200           253
(a) Wellpoint Health Networks,
      Inc.                              900            76
    -----------------------------------------------------
                                                    1,725


 MANUFACTURING--5.0%

    Akzo Nobel NV                     1,000            42
(a) Alliant Techsystems, Inc.         1,800           156
    Ball Corporation                  3,200           135
    BASF AG                           3,000           133
    Columbus McKinnon Corp.           4,500           108
    Dow Chemical Co.                    200            25
(a) Fairchild Corp. "A"               3,600            46
    FPB Holding AG                      595           100
    Hillenbrand Industries, Inc.      1,900            82
    Hon Industries, Inc.              5,800           169
    Ingersoll-Rand Co.                1,500            97
    Kyowa Hakko Kogyp                 5,000            29
    Lahmeyer Aktiengesellschaft         700            33
    Man AG                            1,000            34
    Mitsui Chemicals, Inc.            5,000            32
    NSK, Ltd.                         2,000            11
    Okuma Corp.                      23,000           107
    Pentair, Inc.                       700            32
    Praxair, Inc.                     2,200           108
    Premark International, Inc.       1,900            71
    Reliance Steel & Aluminum Co.       700            27
    Rolls-Royce, PLC                  5,000            21
    Scana Corp.                       1,100            26
(a) Shaw Group, Inc.                    600            10
    Sherwin-Williams Co.              1,200            33
(a) SLI, Inc.                         5,600           151
    Sulzer Brothers, Ltd.               100            61
(c) UPM-Kymmene OYJ                   2,000            62
    Valhi, Inc.                       3,700            41
(a) Wyman-Gordon Co.                    200             4
    Xerox Corp.                         500            30
    -----------------------------------------------------
                                                    2,016


 METALS AND MINERALS--.3%

    AK Steel Holding Corp.            1,030            23
    AMCOL International Corp.           960            14
    Bethlehem Steel Corp.             5,200            40
    Nucor Corp.                       1,200            57
    -----------------------------------------------------
                                                      134

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                    NUMBER
                                   OF SHARES        VALUE
 SERVICE INDUSTRIES--1.1%
(a) Affiliated Computer Services      3,800       $   192
    Cap Gemini Sogeti SA                200            32
    Granada Group, PLC                1,600            30
    Hanson, PLC                       4,300            39
(a) Pomeroy Computer Resources,
      Inc.                            3,700            52
    Teleglobe, Inc.                     500            15
    Trizec Hahn Corporation           2,400            49
    United Utilities, PLC             3,200            39
    -----------------------------------------------------
                                                      448
 TECHNOLOGY--3.7%
(a) BMC Software, Inc.                1,100            59
(a) CHS Electronics, Inc.             2,800            12
(a) Computer Sciences Corp.           2,200           152
(a) Gateway, Inc.                       400            24
    Intel Corp.                       5,700           339
    Linear Technology Corp.           2,100           141
(a) MTI Technology Corp.             16,400           214
    Primex Technologies, Inc.         6,800           147
    Reynolds and Reynolds Co.         4,100            96
(a) SCI Systems, Inc.                   600            29
    Scientific-Atlanta, Inc.          1,600            58
(a) Synopsys, Inc.                    2,800           155
(a) Tech Data Corp.                   2,100            80
    -----------------------------------------------------
                                                    1,506
 TRANSPORTATION--1.1%
    Air New Zealand, Ltd., "B"       39,500            82
    Atlantic Coast Airlines
      Holdings                        3,000            57
    Comair Holdings, Inc.             6,300           131
(a) Groupe Air France                   200             4
    Roadway Express, Inc.             2,000            39
    Tranz Rail Holdings, (ADR)       17,300            29
    Trinity Industries, Inc.          3,490           117
    -----------------------------------------------------
                                                      459


                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT          VALUE
 UTILITIES--2.5%
(a) AES Corp.                           500       $    29
    Aquarion Co.                      1,500            52
    Black Hills Corp.                   700            16
    Central Hudson Gas & Electric
      Co.                               900            38
    Chugoku Electric Power Co.,
      Inc.                           16,000           243
    Columbia Energy Group             1,850           116
    DTE Energy Co.                      300            12
    Electrabel NPV                      300            97
    Endesa SA                           900            19
    FPL Group, Inc.                     600            33
    Kyushu Electric Power Co.         7,700           118
    Northwestern Corp.                3,100            75
    OGE Energy Corp.                    700            17
    Scottish Power, PLC               3,000            26
    Texas Utilities Co., Inc.         1,000            41
    TNP Enterprises, Inc.               300            11
    WPS Resources Corp.                 700            21
    Yorkshire Water                   8,500            59
    -----------------------------------------------------
                                                    1,023
    -----------------------------------------------------
    TOTAL COMMON STOCKS--39.5%
    (Cost: $14,528)                                15,907
    -----------------------------------------------------
    MONEY MARKET INSTRUMENT--1.5%
 (b)Repurchase agreement
      State Street Bank and Trust
      Company, dated 6/30/99,
      4.75%, due 7/1/99
    (Cost: $600)                   $    600           600
    -----------------------------------------------------
    TOTAL INVESTMENT PORTFOLIO--100%
    (Cost: $39,250)                               $40,298
    -----------------------------------------------------

 NOTES TO KEMPER HORIZON 5 PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreements is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $62,000 (0.15% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $54,000.

Based on the cost of investments of $39,250,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $2,017,000, the gross unrealized depreciation was $969,000 and the net unrealized appreciation on investments was $1,048,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER BLUE CHIP PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)


                                    NUMBER
            COMMON STOCKS          OF SHARES      VALUE
COMMUNICATIONS--5.5%
     Ameritech Corp.                16,000     $  1,176
     AT&T Corp.                     18,500        1,033
     Bell Atlantic Corp.            29,500        1,929
     Frontier Corp.                 12,600          743
(a)  MCI WorldCom, Inc.             13,000        1,121
     SBC Communications, Inc.       18,800        1,090
     --------------------------------------------------
                                                  7,092

 CONSUMER DISCRETIONARY--6.3%
     CVS Corp.                      10,000          507
     Dayton Hudson Corp.            18,500        1,202
     Dollar General Corp.           36,250        1,051
     Home Depot, Inc.               22,500        1,450
     McDonald's Corp.               28,500        1,177
(a)  Mirage Resorts, Inc.           50,400          844
     Wal-Mart Stores, Inc.          38,300        1,848
     --------------------------------------------------
                                                  8,079
 CONSUMER STAPLES--6.3%
     Albertson's, Inc.              18,000          928
     Dean Foods Co.                 20,000          831
     H.J. Heinz Co.                 23,300        1,168
     Pepsi Bottling Group, Inc.     52,000        1,199
     PepsiCo, Inc.                  50,000        1,934
     Procter & Gamble Co.           23,000        2,053
     --------------------------------------------------
                                                  8,113
 DURABLES--.8%
     Dana Corp.                     22,000        1,013
     --------------------------------------------------
 ENERGY--5.8%
     Chevron Corp.                   8,800          838
     Conoco, Inc.                   21,300          594
     Exxon Corp.                    16,100        1,242
     Mobil Corp.                     8,900          881
     Royal Dutch Petroleum Co.      30,000        1,807
     Schlumberger Ltd.               9,500          605
     Texaco, Inc.                   13,000          812
     Unocal Corp.                   18,000          713
     --------------------------------------------------
                                                  7,492
 FINANCIAL--14.2%
     American Express Credit
       Corp.                        13,600        1,770
     American International Group   13,500        1,580
     BankAmerica Corp.              24,316        1,783
     Capital One Finance Corp.      15,500          863
     Chase Manhattan Corp.          12,500        1,083
     Cigna Corp.                    13,400        1,193
     Citigroup, Inc.                39,750        1,888
     Compass Bancshares, Inc.       30,450          830
     First Tennessee National
       Corp.                        16,000           13
(a)  Goldman Sachs Group, Inc.       5,200          376
     Household International, Inc   31,799        1,506
     J.P. Morgan & Co., Inc.         7,500        1,054
     Jefferson Pilot Corp.          13,350     $    884
     St. Paul Companies, Inc.       39,000        1,241
     Summit Bancorp.                14,000          585
     UNUM Corp.                     21,000        1,150
     --------------------------------------------------
                                                 18,399
 HEALTH--11.3%
     Abbott Laboratories            32,000        1,456
     American Home Products Corp.   23,800        1,368
     Baxter International, Inc.     22,000        1,334
     Bristol-Myers Squibb Co.       23,500        1,655
     Eli Lilly & Co.                11,000          788
     Medtronic, Inc.                24,515        1,909
     Pfizer, Inc.                   12,500        1,372
     Schering-Plough Corp.          24,200        1,283
     SmithKline Beecham, PLC        14,000          925
     Warner-Lambert Co.             18,000        1,249
(a)  Wellpoint Health Networks,
       Inc.                         14,500        1,231
     --------------------------------------------------
                                                 14,570
 MANUFACTURING--9.8%
     Air Products & Chemicals,
       Inc.                         25,000        1,006
     Corning, Inc.                  14,000          982
     Emerson Electric Co.           21,600        1,358
     Federal-Mogul Corp.            22,400        1,165
     General Electric Co.           29,600        3,345
     Parker-Hannifin Corp.          25,000        1,144
     Tyco International, Ltd.       22,304        2,113
     Xerox Corp.                    26,600        1,571
     --------------------------------------------------
                                                 12,684
 MEDIA--7.1%
(a)  AT&T Corp -- Liberty Media
       Group                        36,000        1,323
(a)  CBS Corp.                      23,600        1,025
(a)  Clear Channel Communications   15,994        1,103
(a)  Infinity Broadcasting Corp.    29,900          890
(a)  Media One Group, Inc.          11,000          818
     Time Warner, Inc.              13,400          985
     Tribune Co.                    13,000        1,133
(a)  Univision Communication Inc.   12,600          832
     Young & Rubicam, Inc.          23,300        1,059
     --------------------------------------------------
                                                  9,168
 SERVICE INDUSTRIES--2.2%
     Automatic Data Processing,
       Inc,                         32,000        1,408
     Waste Management, Inc.         27,000        1,451
     ---------------------------------------------------
                                                  2,859

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                    NUMBER
                                   OF SHARES    VALUE
 TECHNOLOGY--18.6%
(a)  Applied Materials, Inc.        15,000     $  1,108
(a)  Cisco Systems, Inc.            32,450        2,093
(a)  EMC Corp.                      12,000          660
     Hewlett-Packard Co.            23,900        2,402
     Intel Corp.                    40,000        2,380
     International Business
       Machines                     14,000        1,809
(a)  Intuit, Inc.                    9,000          811
(a)  Microsoft Corp.                31,000        2,796
     Motorola, Inc.                 23,800        2,255
(a)  Novell, Inc.                   39,000        1,033
(a)  Oracle Systems Corp.           40,000        1,485
     Raytheon Co.                   20,243        1,394
(a)  Solectron Corp.                16,400        1,094
(a)  Sun Microsystems, Inc.         17,600        1,212
     Texas Instruments, Inc.         4,800          696
(a)  Xilinx, Inc.                   14,500          830
     -----------------------------------------------------
                                                 24,058

 TRANSPORTATION--1.7%
     Canadian National Railway Co   19,800        1,336
     Norfolk Southern Corp.         30,000          904
     -----------------------------------------------------
                                                  2,240

                                   NUMBER OF
                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      VALUE
     TOTAL COMMON STOCKS--89.6%
     (Cost: $95,656)                           $115,767
     -----------------------------------------------------
     PREFERRED STOCKS--.4%
     CVS Corp., convertible
     (Cost: $363)                    5,000          450
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(b)  Repurchase agreement
       State Street Bank and
       Trust Company, dated
       6/30/99, 4.75%, due 7/1/99   $1,175        1,175
     Commercial paper
       Yield--4.99% to 5.30%
       Due--July 1999
       Countrywide Home Loans,
         Inc.                        5,500        5,495
       Other                         6,300        6,288
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--10.0%
     (Cost: $12,957)                             12,958
     -----------------------------------------------------
     TOTAL INVESTMENTS PORTFOLIO--100%
     (Cost: $108,976)                          $129,175
     -----------------------------------------------------

 NOTES TO KEMPER BLUE CHIP PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $108,976,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $20,827,000, the gross unrealized depreciation was $628,000 and the net unrealized appreciation on investments was $20,199,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER GLOBAL INCOME PORTFOLIO

Portfolio of Investments at June 30, 1999
(UNAUDITED IN THOUSANDS)

                                                                                                              U.S. DOLLAR
    CURRENCY                                  ISSUER                                            PRINCIPAL       VALUE

    BRITISH POUNDS--5.2%                      United Kingdom Treasury Bond
                                                 8.00%, 2003                                      $   180       $  309
                                                --------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CANADIAN DOLLARS--5.5%                    Government of Canada
                                                 4.50%, 2001                                          130           88
                                                 5.50%, 2009                                          350          239
                                                --------------------------------------------------------------------------
                                                                                                                   327
--------------------------------------------------------------------------------------------------------------------------

    EURO--32.1%                               Depfa Pfandbrief Bank
                                                 4.75%, 2008                                          250          258
                                              Ford Motor Credit Corp.
                                                 3.75%, 2004                                          260          261
                                              German Bundesrepublic
                                                 3.25%, 2004                                          520          525
                                              Government of the Netherlands
                                                 5.75%, 2004                                          190          211
                                              Kredit Fuer Wiederaufbau
                                                 5.00%, 2009                                          245          258
                                              Rheinische Hypo Bank
                                                 4.50%, 2003                                          210          221
                                              Treuhandanstalt
                                                 6.75%, 2004                                          140          162
                                                --------------------------------------------------------------------------
                                                                                                                 1,896
--------------------------------------------------------------------------------------------------------------------------

    FRENCH FRANCS--2.1%                       Government of France
                                                 4.50%, 2002                                          115          122
                                                --------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    JAPANESE YEN--4.8%                        Italian Treasury
                                                 3.80%, 2008                                       30,000          285
                                                --------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    NEW ZEALAND DOLLARS--3.8%                 Government of New Zealand
                                                 8.00%, 2004                                          250          143
                                                 7.00%, 2009                                          150           82
                                                --------------------------------------------------------------------------
                                                                                                                   225
--------------------------------------------------------------------------------------------------------------------------

    NORWEGIAN KRONER--10.7%                   Kingdom of Norway
                                                 5.75%, 2004                                          730           93
                                               Norwegian Government Bond
                                                 5.50%, 2009                                        1,300          163
                                               Norweigan Government
                                                 7.00%, 2001                                        2,890          377
                                                --------------------------------------------------------------------------
                                                                                                                   633
--------------------------------------------------------------------------------------------------------------------------

    SPANISH PESETAS--6.2%                     Kingdom of Spain
                                                 5.875, 2008                                          200          188
                                                 5.15%, 2009                                          170          181
                                                --------------------------------------------------------------------------
                                                                                                                   369

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)

                                                                                                              U.S. DOLLAR
    CURRENCY                                   ISSUER                                            PRINCIPAL       VALUE

    SWEDISH KRONOR--5.8%                     Government of Sweden
                                                 5.00%, 2004                                      $ 1,100       $  132
                                             Kingdom of Sweden
                                                 5.00%, 2009                                        1,800          211
                                                --------------------------------------------------------------------------
                                                                                                                   343
--------------------------------------------------------------------------------------------------------------------------

    U.S. DOLLARS--15.7%                    (a)
                                               Argentine Republic
                                                 5.688%, 2001                                           1            1
                                               Argentine Republic Global
                                                 11.375%, 2017                                         30           26
                                               Federative Republic of Brazil
                                           (a) 6.813%, 2001                                            54           52
                                           (a) 6.125%, 2006                                            14           11
                                               4.5% with 3.5% Interest Capitalization, 2014            12            8
                                               Government of Jamaica
                                                 10.875%, 2005                                         25           23
                                               Republic of Bulgaria, Interest Arrears Bond,
                                                 LIBOR
                                                 plus .8125%, 6.688%, 2011                             20           14
                                               Republic of Panama
                                                 5.50%, 2014                                           20           15
                                               Republic of Panama, Past Due Interest Bond
                                                 6.563%, 2016                                          16           12
                                               Republic of Turkey
                                                 9.875%, 2005                                          20           18
                                               Republic of the Philippines
                                                 8.875%, 2008                                          80           79
                                               Sunamerica Institute Fund
                                                 5.75%, 2009                                          250          226
                                               United Mexican States
                                                 11.50%, 2026                                          40           45
                                               U.S. Treasury Bond
                                                 7.50%, 2024                                          160          186
                                               U.S. Treasury Note
                                                 5.50%, 2000                                          215          215
                                                --------------------------------------------------------------------------
                                                                                                                   931
                                                --------------------------------------------------------------------------
                                               TOTAL BONDS--91.9%
                                               (Cost: $5,730)                                                    5,440
                                                --------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    PURCHASED OPTIONS--.1%                     Put on New Zealand Dollars, strike price .5366,
                                                 expires 7/22/99
                                               (Cost: $1)                                             436            4
                                                --------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MONEY MARKET
    INSTRUMENTS--8.0%                      (b) Repurchase agreement
                                                 Chase Manhattan Bank
                                                 dated 6/30/99, 4.62%, due 7/1/99
                                               (Cost: $470)                                           471          470
                                                --------------------------------------------------------------------------
                                               TOTAL INVESTMENT PORTFOLIO--100%
                                               (Cost: $6,201)                                                   $5,914
                                                --------------------------------------------------------------------------


 PORTFOLIO OF INVESTMENTS

 NOTES TO KEMPER GLOBAL INCOME PORTFOLIO OF INVESTMENTS

(a) Variable rate security. Rate shown is the effective rate on June 30, 1999 and the date shown represents the final maturity of the obligation.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

The portfolio is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $6,204,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $5,000, the gross unrealized depreciation was $295,000 and the net unrealized depreciation was $290,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)


                                      NUMBER
           COMMON STOCKS            OF SHARES     VALUE
BANKS--21.0%
     Bank of America Corp.             47,586    $  3,489
     BankBoston Corp.                  21,940       1,122
     Bank of New York Co., Inc.        12,300         451
     Banc One Corp.                    92,205       5,492
     First Union Corp.                 31,271       1,470
     Fleet Financial Group, Inc.       57,440       2,549
     J.P. Morgan & Co., Inc.            3,100         435
     KeyCorp.                          73,505       2,361
     National Bank of Canada            5,600          74
     PNC Bank Corp.                    57,339       3,304
     Republic New York Corp.           36,884       2,515
     SunTrust Banks, Inc.               8,292         576
     -----------------------------------------------------
                                                   23,838
 CONSUMER DISCRETIONARY--6.2%
     Borders Group, Inc.              206,200       3,261
     Dayton Hudson Corp.                4,400         286
(a)  Fruit of the Loom, Inc.           95,845         934
     Rite Aid Corp.                    11,300         278
(a)  Toys "R" Us Inc.                 109,740       2,270
     -----------------------------------------------------
                                                    7,029
 CONSUMER STAPLES--17.9%
     Imperial Tobacco Group, (ADR)     19,100         418
     Nabisco Group Holdings           181,310       3,547
     Philip Morris Companies, Inc.    225,910       9,079
(a)  R.J. Reynolds Tobacco
       Holdings, Inc.                  60,403       1,903
     Universal Corp.                   47,650       1,355
     UST, Inc.                        136,910       4,005
     -----------------------------------------------------
                                                   20,307
 ENERGY--16.0%
     Atlantic Richfield Co.            37,538       3,137
     Columbia Energy Group             31,290       1,961
     Conoco Inc. "A"                  195,395       5,447
     Consolidated Natural Gas Corp.     8,100         492
     Diamond Offshore Drilling,
       Inc.                            19,700         559
     ENSCO International, Inc.         43,200         861
(a)  Global Marine, Inc.               33,100         511
(a)  Noble Drilling Corp.              33,600         661
     Texaco, Inc.                      47,805       2,988
     Tidewater, Inc.                   18,290         558
     Transocean Offshore, Inc.         36,900         969
     -----------------------------------------------------
                                                   18,144

                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                      AMOUNT      VALUE
 FINANCIAL--9.6%
     American International Group,
       Inc.                             4,200    $    492
     Citigroup, Inc.                   52,955       2,515
     Federal Home Loan Mortgage
       Corp.                           55,741       3,233
     Federal National Mortgage
       Association                     57,073       3,902
     Ohio Casualty Corp.                3,900         141
     Safeco Corp.                       3,400         150
     St. Paul Companies, Inc.          14,000         445
     -----------------------------------------------------
                                                   10,878
 HEALTH--9.4%
     Columbia/HCA Healthcare Corp.     40,500         924
(a)  Humana, Inc.                     259,300       3,355
     LifePoint Hospitals, Inc.          2,031          27
     McKesson HBOC, Inc.              108,500       3,485
(a)  Tenet Healthcare Corp.           154,205       2,862
(a)  Triad Hospitals, Inc.              2,031          27
     -----------------------------------------------------
                                                   10,680
 MANUFACTURING--.6%
     Xerox Corp.                       11,934         705
 SERVICE INDUSTRIES--.8%
     Prison Realty Trust, Inc.
       (REIT)                          99,900         980
     -----------------------------------------------------
     TOTAL COMMON STOCKS--81.5%
     (Cost: $88,267)                               92,561
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(c)  Repurchase agreement State
       Street Bank and Trust, dated
       6/30/99, 4.75%, due 7/1/99   $   4,124       4,124
(b)  Commercial paper
     Yield--4.24% to 5.05%
     Due--July and August 1999
       Barton Capital Corp.             5,000       4,972
       Bellsouth Corp.                  4,000       3,985
       Other                            5,000       7,987
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--18.5%
     (Cost: $21,067)                               21,068
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $109,334)                            $113,629
     -----------------------------------------------------

 NOTES TO KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) The portfolio has entered into exchange traded S&P 500 index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $15,503,000 of money market instruments. As a result, approximately 95% of the portfolio's net assets are effectively invested in equities. (See note 6 of the Notes to Financial Statements.)

(c) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $109,334,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $8,716,000, the gross unrealized depreciation was $4,421,000 and the net unrealized appreciation on investments was $4,295,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)


                                     NUMBER
             COMMON STOCKS          OF SHARES    VALUE
CONSUMER STAPLES--.2%
     Universal Corp.                  2,000     $    57
     -----------------------------------------------------

 BANKS--51.5%
     BancWest Corporation             8,200         304
     BankBoston Corp.                 6,000         307
     Bank of America Corp.           30,073       2,205
     BANK ONE                        23,202       1,382
     Chase Manhattan Corp.           12,800       1,109
     Colonial BancGroup, Inc.        11,500         160
     Corus Bankshares, Inc.           5,200         165
     First Citizens BancShares,
       Inc.                             300          24
     First Union Corp.               24,550       1,154
     Fleet Financial Group Inc.      20,675         917
     J.P. Morgan & Co., Inc.          3,200         450
     KeyCorp                         27,400         880
     Mellon Bank Corp.                9,400         342
     National Bank of Canada          7,700         101
     North Fork Bancorporation,
       Inc.                           6,000         128
     People's Heritage Financial
       Group, Inc.                    6,100         115
     PNC Bank Corp.                  19,300       1,112
     Popular, Inc.                    8,200         249
     Provident Financial Group        3,415         149
     Republic New York Corp.         10,900         743
     Summit Bancorp                   5,200         217
     SunTrust Banks, Inc.             5,900         410
     Valley National Bank               735          21
     Washington Mutual, Inc.          9,670         342
     Wells Fargo Co.                 26,000       1,112
     -----------------------------------------------------
                                                 14,098

 CONSUMER FINANCE--8.4%
     American Express Credit Corp.    6,600         859
     Associates First Capital Corp.     300          13
     Citigroup, Inc.                 25,050       1,190
     SLM Holding Corp.                4,900         224
     -----------------------------------------------------
                                                  2,286

 INSURANCE--18.9%
     Allstate Corp.                  14,705         528
     American International Group,
       Inc.                          18,770       2,197
     Chubb Corp.                      3,800         264

 INSURANCE--CONTINUED
                                    NUMBER OF
                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT      VALUE
     Cigna Corp.                      3,500     $   312
     Jefferson Pilot Corp.            1,700         113
     Lincoln National Corp.           4,200         220
     Marsh & McLenna Companies,
       Inc.                           3,550         268
     Ohio Casualty Corp.              8,600         311
     Safeco Corp.                     5,600         247
     St. Paul Companies, Inc.        12,300         391
     Torchmark Corp.                  3,200         109
     Transamerica Corp.               2,600         195
     -----------------------------------------------------
                                                  5,155

 SERVICE INDUSTRIES--3.4%
     Franklin Resources, Inc.         4,300         175
     Lehman Brothers Holdings, Inc.   1,668         104
     Merrill Lynch & Co., Inc.        7,600         608
     Raymond James Financial, Inc.    2,105          50
     -----------------------------------------------------
                                                    937

 OTHER FINANCIAL COMPANIES--15.2%
     Bear Stearns Companies, Inc.     3,815         178
     Federal Home Loan Mortgage
       Corp.                         15,820         918
     Federal National Mortgage
       Association                   21,940       1,500
     Golden West Financial Corp.      1,000          98
(a)  Goldman Sachs Group, Inc.        2,100         152
     Household International, Inc.    4,900         232
     Prison Realty Trust, Inc.
       (REIT)                       111,400       1,093
     -----------------------------------------------------
                                                  4,171
     -----------------------------------------------------
     TOTAL COMMON STOCKS--97.6%
     (Cost: $25,122)                             26,704
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--2.4%
(b)  Repurchase agreement
       State Street Bank and Trust
       Company, dated 6/30/99,
       4.75%, due 7/1/99
     (Cost: $652)                    $  652         652
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $25,774)                            $27,356
     -----------------------------------------------------

 NOTES TO KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $25,774,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $2,765,000, the gross unrealized depreciation was $1,183,000 and the net unrealized appreciation on investments was $1,582,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER GLOBAL BLUE CHIP PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

                                     PRINCIPAL
                                     AMOUNT OR
                                     NUMBER OF
         GOVERNMENT OBLIGATIONS       SHARES      VALUE
UNITED STATES--2.3%
     U.S. Treasury Bond
       5.25%, 2029
     (Cost: $243)                     $  250      $  225
     -----------------------------------------------------
     COMMON STOCKS
 AUSTRALIA--1.6%
(a)  Cable & Wireless Optus, Ltd.
       (PROVIDER OF COMMUNICATION
       AND TELECOMMUNICATION
       SERVICES)                      39,077shs.      89
     Woodside Petroleum, Ltd.
       (MAJOR OIL AND GAS PRODUCER)   10,000          68
     -----------------------------------------------------
                                                     157
 BRAZIL--1.9%
     Aracruz Celulose, SA (ADR)
       (PRODUCER OF EUCALYPTUS
       KRAFT PULP)                     4,200          92
     Companhia Vale do Rio Doce,
     (ADR)
       (MINING, RAIL
       TRANSPORTATION, AND MINERAL
       SALES IN IRON ORE, ALUMINUM,
       MANGANESE, TITANIUM, GOLD, &
       COPPER)                         4,700          94
     -----------------------------------------------------
                                                     186
 CANADA--7.5%
     Alberta Energy Co., Ltd
       (MAJOR OIL AND GAS PRODUCER)    6,700         216
     Barrick Gold Corp.
       (GOLD EXPLORATION AND
       PRODUCTION IN NORTH AND
       SOUTH AMERICA)                  5,400         105
     BCE, Inc.
       (TELECOMMUNICATION SERVICES)    2,200         108
     Canadian National Railway Co.
       (RAILROAD OPERATOR)             2,900         196
     Molson Cos., Ltd. "A"
       (BREWERY)                       6,800         124
     -----------------------------------------------------
                                                     749
 DENMARK--.9%
     Unidanmark "A" (Registered)
       (FINANCIAL SERVICES COMPANY)    1,300          86
     -----------------------------------------------------
 FRANCE--2.5%
     AXA SA
       (INSURANCE GROUP PROVIDING
       INSURANCE, FINANCE AND REAL
       ESTATE SERVICES)                1,242         152
     Canal Plus
       (LEADING PAY TELEVISION
       NETWORK)                          326          92
     -----------------------------------------------------
                                                     244


                                       NUMBER
         GOVERNMENT OBLIGATIONS      OF SHARES    VALUE
 GERMANY--8.9%
     Allianz AG
       (MULTI-LINE INSURANCE
       COMPANY)                          394      $  110
     BASF AG
       (INTERNATIONAL CHEMICAL
       PRODUCER)                       3,371         150
     Bayerische Vereinsbank AG
       (COMMERCIAL BANK)               2,101         137
     Gerresheimer Glas AG
       (MANUFACTURER OF GLASS
       CONTAINERS AND TUBING)          4,091          64
     Hoechst AG
       (CHEMICAL PRODUCER)             3,029         138
     Muenchener
     Rueckversicherungs-Gesellschaft
     AG (Registered)
       (INSURANCE COMPANY)               440          82
     Muenchener
     Rueckversicherungs-Gesellschaft
     AG New Shares
       (PROVIDER OF COMPREHENSIVE
       REINSURANCE SERVICES)             103          19
     RWE AG
       (PRODUCER OF PETROLEUM AND
       CHEMICAL PRODUCTS)              1,021          47
     RWE AG (pfd.)
       (PRODUCER AND MARKETER OF
       PETROLEUM AND CHEMICAL
       PRODUCTS)                       1,200          42
     VIAG AG
       (PROVIDER OF ELECTRICAL
       POWER AND NATURAL GAS
       SERVICES, ALUMINUM PRODUCTS,
       CHEMICALS, CERAMICS AND
       GLASS)                            212         100
     -----------------------------------------------------
                                                     889
 JAPAN--10.5%
     Bank of Tokyo-Mitsubishi, Ltd.
       (PROVIDER OF FINANCIAL
       SERVICES)                       2,000          29
(a)  Canon, Inc.
       (LEADING PRODUCER OF VISUAL
       IMAGE AND INFORMATION
       EQUIPMENT)                      4,000         115
     Daiwa Securities Co., Ltd.
       (PROVIDER OF BROKERAGE AND
       OTHER FINANCIAL SERVICES)      17,000         112
     Mitsubishi Estate Co., Ltd.
       (REAL ESTATE COMPANY)           8,000          78
     Mitsui Fudosan Co., Ltd.
       (REAL ESTATE COMPANY)           6,000          49
     Sanwa Bank, Ltd.
       (BANK)                          4,000          39
     Sharp Corp.
       (MANUFACTURER OF CONSUMER
       AND INDUSTRIAL ELECTRONICS)     9,000         106
     Sony Corp.
       (MANUFACTURER OF CONSUMER
       ELECTRONIC PRODUCTS)            1,600         173

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                      NUMBER
                                     OF SHARES    VALUE
 JAPAN--CONTINUED
     Sumitomo Metal Mining Co.,
     Ltd.
       (LEADING GOLD, NICKEL AND
       COPPER MINING COMPANY)         14,000      $   58
     TDK Corp.
       (MANUFACTURER OF MAGNETIC
       TAPES AND FLOPPY DISCS)         1,000          92
     Yamanouchi Pharmaceutical Co.,
     Ltd.
       (LEADING MANUFACTURER OF
       ETHICAL DRUGS)                  5,000         191
     -----------------------------------------------------
                                                   1,042

 SWITZERLAND--2.3%
     Nestle SA (Registered)
       (FOOD MANUFACTURER)                68         123
     Novartis AG (Registered)
       (PHARMACEUTICAL COMPANY)           75         110
     -----------------------------------------------------
                                                     233
 UNITED KINGDOM--12.9%
     British Telecom, PLC
       (TELECOMMUNICATION SERVICES)   11,373         191
     Carlton Communications, PLC
       (TELEVISION POST PRODUCTION
       PRODUCTS AND SERVICES)         17,458         145
(a)  Flextech, PLC
       (BROADCASTER OF
       ENTERTAINMENT PROGRAMS)         6,163         100
     General Electric Co., PLC
       (MANUFACTURER OF POWER,
       COMMUNICATIONS AND DEFENSE
       EQUIPMENT)                      5,427          55
(a)  National Grid Group, PLC
       (OWNER AND OPERATOR OF
       ELECTRIC TRANSMISSION
       SYSTEMS)                       23,288         162
     Prudential Corporation, PLC
       (PROVIDER OF BROAD RANGE OF
       FINANCIAL SERVICES)             6,139          91
     Railtrack Group, PLC
       (OPERATOR OF RAILWAY
       INFRASTRUCTURE)                 6,438         132
     Rentokil Initial, PLC
       (ENVIRONMENTAL SERVICES
       COMPANY)                       11,771          46
     Reuters Group, PLC
       (INTERNATIONAL NEWS AGENCY)     4,427          58
     Rio Tinto, PLC
       (MINING COMPANY)               13,710         230
     Shell Transport & Trading, PLC
       (PETROLEUM COMPANY)             9,630          72
     -----------------------------------------------------
                                                   1,282
 UNITED STATES--40.4%
(a)  AT&T Corp--Liberty Media Group
       (HOLDING COMPANY OF
       ENTERTAINMENT NETWORKS)         6,400         235
     AT&T Corp.
       (TELECOMMUNICATION SERVICES)    3,395         190
(a)  America Online, Inc.
       (PROVIDER OF ONLINE COMPUTER
       SERVICES)                         400      $   44
     American Express Credit Corp.
       (TRAVEL AND INVESTMENT
       SERVICES, INSURANCE,
       BANKING)                          500          65
     Anadarko Petroleum Corp.
       (OIL AND GAS EXPLORATION AND
       PRODUCTION)                     1,800          66
     Azurix Corp.
       (PROVIDER OF WASTEWATER
       RELATED SERVICES)               5,000         100
     Banc One Corp
       (CONSUMER AND COMMERCIAL
       BANK)                             900          54
     Burlington Resources, Inc.
       (OIL AND NATURAL GAS
       EXPLORATION AND PRODUCTION)     4,400         190
     Comcast Corp. "A"
       (CABLE TV, SOUND AND
       TELECOMMUNICATION SYSTEMS)      3,400         131
     CSX Corp.
       (RAILROAD, INTEGRATED
       TRANSPORTATION SYSTEMS AND
       SHIPPING CONTAINER COMPANY)     3,400         154
     Duke Energy Corp.
       (ELECTRIC UTILITY IN THE
       CAROLINAS)                      2,800         152
     Enron Corp.
       (PRODUCER OF NATURAL GAS AND
       ELECTRICITY)                    1,900         155
     Gap Inc.
       (APPAREL SPECIALTY STORES)        450          23
     Homestake Mining Co.
       (MAJOR INTERNATIONAL GOLD
       PRODUCER)                      10,300          84
     Immunex Corp.
       (PHARMACEUTICAL COMPANY)          500          64
     International Business
     Machines Corp.
       (MANUFACTURER OF COMPUTERS
       AND SERVICER OF INFORMATION
       PROCESSING UNITS)                 900         116
     Lockheed Martin Corp.
       (MANUFACTURER OF AIRCRAFT,
       MISSILES AND SPACE
       EQUIPMENT)                      2,200          82
     Metzler Group, Inc.
       (PROVIDER OF CONSULTING
       SERVICES TO ENERGY BASED AND
       OTHER NETWORK AND RELATED
       INDUSTRIES)                     2,000          55
     Motorola, Inc.
       (MANUFACTURER OF
       TELECOMMUNICATION PRODUCTS
       AND SEMICONDUCTORS)             2,200         209
     Newmont Mining Corp.
       (INTERNATIONAL GOLD
       EXPLORATION AND MINING
       COMPANY)                        5,300         105

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                      NUMBER
                                     OF SHARES     VALUE
 UNITED STATES--CONTINUED
     Northrop Grumman Corp.
       (MANUFACTURER OF AIRCRAFT,
       AIRCRAFT ASSEMBLIES AND
       ELECTRONIC SYSTEMS FOR
       MILITARY AND COMMERCIAL USE)    1,800      $  119
(a)  Oracle Systems Corp.
       (DATABASE MANAGEMENT
       SOFTWARE)                       1,950          72
     PacifiCorp
       (ELECTRIC UTILITY)              9,500         175
     Peco Energy Co.
       (ELECTRIC AND GAS UTILITY)      3,300         138
     Progressive Corp.
       (PROPERTY AND CASUALTY
       INSURANCE COMPANY)              1,000         145
     ProLogis Trust
       (GLOBAL OWNER OF CORPORATE
       DISTRIBUTION FACILITIES)        3,000          61
     Providian Financial Corp.
       (INSURANCE AND FINANCIAL
       SERVICES)                         200          19
(a)  Sabre Group Holdings Inc. "A"
       (TRAVEL RESERVATION SYSTEM
       PROVIDER)                       1,600         110
(a)  Stillwater Mining Co.
       (EXPLORATION AND DEVELOPMENT
       OF MINES IN MONTANA
       PRODUCING PLATINUM,
       PALLADIUM AND ASSOCIATED
       METALS)                         2,550          83
(a)  Sun Microsystems, Inc.
       (PRODUCER OF
       HIGH-PERFORMANCE
       WORKSTATIONS, SERVERS AND
       NETWORKING SOFTWARE)            1,800         124


                                     NUMBER OF
                                     SHARES OR
                                     PRINCIPAL
                                      AMOUNT      VALUE
 UNITED STATES--CONTINUED
     Unicom Corp.
       (ELECTRIC UTILITY)              4,000      $  154
     Unocal Corp.
       (EXPLORER AND PRODUCER OF
       OIL AND GAS)                    2,100          83
     UNUM Corp.
       (PROVIDER OF GROUP
       DISABILITY AND SPECIAL RISK
       INSURANCE)                      3,800         208
     US Airways Group, Inc.
       (MAJOR AIRLINE)                 1,000          44
     USEC, Inc.
       (PROVIDER OF ENRICHED
       URANIUM PRODUCTS AND
       SERVICES)                       5,600          83
     Williams Cos., Inc.
       (GAS PIPELINE OPERATOR AND
       PETROLEUM PRODUCER)             2,900         123
     ---------------------------------------------------
                                                   4,015
     ---------------------------------------------------
     TOTAL COMMON STOCKS--89.4%
     (Cost: $8,052)                                8,883
     ---------------------------------------------------
     MONEY MARKET INSTRUMENTS--8.3%
     Yield--4.60%
     Due--July 1999
     Federal Home Loan Bank
     (Cost: $833)                     $  833         833
     ---------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $9,128)                               $9,941
     ---------------------------------------------------

PORTFOLIO OF INVESTMENTS

At June 30, 1999, the Kemper Global Blue Chip Portfolio had the following industry diversification (dollars in thousands):

                                                                     VALUE               %
     ---------------------------------------------------------------------------------------
     Finance                                                         $1,534             15.4
     ---------------------------------------------------------------------------------------
     Energy                                                           1,058             10.6
     ---------------------------------------------------------------------------------------
     Manufacturing                                                      817              8.2
     ---------------------------------------------------------------------------------------
     Utilities                                                          782              7.9
     ---------------------------------------------------------------------------------------
     Metals & Minerals                                                  759              7.6
     ---------------------------------------------------------------------------------------
     Media                                                              703              7.1
     ---------------------------------------------------------------------------------------
     Technology                                                         613              6.2
     ---------------------------------------------------------------------------------------
     Communications                                                     577              5.8
     ---------------------------------------------------------------------------------------
     Transportation                                                     525              5.3
     ---------------------------------------------------------------------------------------
     Consumer Staples                                                   420              4.2
     ---------------------------------------------------------------------------------------
     Service Industries                                                 413              4.2
     ---------------------------------------------------------------------------------------
     Health                                                             365              3.7
     ---------------------------------------------------------------------------------------
     Durables                                                           201              2.0
     ---------------------------------------------------------------------------------------
     Construction                                                        93              1.0
     ---------------------------------------------------------------------------------------
     Consumer Discretionary                                              23              0.2
     ---------------------------------------------------------------------------------------
     TOTAL COMMON STOCKS                                              8,883             89.4
     ---------------------------------------------------------------------------------------
     MONEY MARKET INSTRUMENTS AND OTHER OBLIGATIONS                   1,058             10.6
     ---------------------------------------------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO                                      $9,941            100.0
     ---------------------------------------------------------------------------------------

 NOTES TO KEMPER GLOBAL BLUE CHIP PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $9,128,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $1,033,000, the gross unrealized depreciation was $220,000, and the net unrealized appreciation on investments was $813,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)


                                      PRINCIPAL
                                      AMOUNT OR
                                        NUMBER
           CONVERTIBLE BONDS          OF SHARES     VALUE
JAPAN--2.0%
----------------------------------------------------------
     MBL International Finance
       (Bermuda)
       3.00%, 2002                     $    85      $   96
 UNITED KINGDOM--2.2%
     Swiss Life Finance, Ltd.
       2.00%, 2003                         102         101
 UNITED STATES--2.3%
     Merrill Lynch & Co.
       2.00%, 2004                         114         106
     -----------------------------------------------------
     TOTAL CONVERTIBLE BONDS--6.5%
     (Cost: $326)                                      303
     -----------------------------------------------------
     COMMON STOCKS
 AUSTRIA--2.0%
     Bank Austria AG
       (PROVIDER OF COMMERCIAL AND
       CORPORATE BANKING SERVICES)       1,800shs.      95
     -----------------------------------------------------
 CANADA--2.0%
     BCE, Inc.
       (TELECOMMUNICATION SERVICES)      1,905          93
     -----------------------------------------------------
 FINLAND--2.3%
(b)  UPM-Kymmene OYJ
       (MANUFACTURER OF PAPER AND
       PAPER PRODUCTS)                   3,440         107
     -----------------------------------------------------
 FRANCE--11.1%
     Accor SA
       (PROVIDER OF CATERING, HOTEL
       AND TRAVEL SERVICES)                510         129
     Compagnie Generale des
       Etablissements Michelin "B"
       (LEADING TIRE MANUFACTURER)       1,666          68
     Dexia France
       (PROVIDER OF MUNICIPAL AND
       LOCAL DEVELOPMENT FINANCING)        834         112
     Elf Aquitaine SA
       (PETROLEUM COMPANY)                 681         100
     Scor SA
       (PROPERTY, CASUALTY AND LIFE
       REINSURANCE COMPANY)              2,221         111
     -----------------------------------------------------
                                                       520
 GERMANY--9.2%
     Adidas-Salomon AG
       (MANUFACTURER OF SPORT
       SHOES, CLOTHING AND
       EQUIPMENT)                          978          97
     Bayer AG
       (CHEMICAL PRODUCER)               2,523         105



                                        NUMBER
           CONVERTIBLE BONDS          OF SHARES     VALUE
GERMANY--CONTINUED
     RWE AG (pfd.)
       (PRODUCER OF PETROLEUM AND
       CHEMICAL PRODUCTS)                2,392      $  111
     SAP AG
       (COMPUTER SOFTWARE
       MANUFACTURER)                       339         115
     -----------------------------------------------------
                                                       428
 HONG KONG--6.0%
     Hong Kong Telecommunications,
       Ltd.
       (TELECOMMUNICATION SERVICES)     51,200         133
     HSBC Holdings, PLC
       (INTERNATIONAL BANKING AND
       FINANCIAL SERVICES PROVIDER)      4,000         146
     -----------------------------------------------------
                                                       279
 ITALY--2.7%
     Ente Nazionale Idrocarburi SpA
       (EXPLORATION AND PRODUCTION
       OF OIL, NATURAL GAS AND
       CHEMICALS)                        7,400          44
     La Rinascente SpA di Risparmio
       (DEPARTMENT STORE CHAIN)         22,330          81
     -----------------------------------------------------
                                                       125
 JAPAN--19.1%
(a)  Canon, Inc.
       (MANUFACTURER OF LASER
       COPIERS AND VIDEO EQUIPMENT)         68          97
(a)  Honda Motor Co., Ltd.
       (MANUFACTURER OF
       MOTORCYCLES, AUTOMOBILES AND
       POWER PRODUCTS)                      78          83
     Matsushita Electric
       Industrial, Ltd.
       (MANUFACTURER OF ELECTRONICS
       PRODUCTS)                            66          89
     Nintendo Co., Ltd.
       (MANUFACTURER OF GAME
       EQUIPMENT)                        1,200         169
     Nippon Telegraph & Telephone
       Corp.
       (TELECOMMUNICATION SERVICES)         43          99
     Sekisui House, Ltd.
       (HOME BUILDER)                    9,000          97
     Sony Corp.
       (MANUFACTURER OF CONSUMER
       ELECTRONIC PRODUCTS)                 64         136
     Teijin Ltd.
       (MANUFACTURER OF POLYESTER
       PRODUCTS)                        31,000         126
     -----------------------------------------------------
                                                       896

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                        NUMBER
                                      OF SHARES     VALUE
 NETHERLANDS--3.8%
     Elsevier NV
       (INTERNATIONAL PUBLISHER OF
       SCIENTIFIC, PROFESSIONAL,
       BUSINESS, AND CONSUMER
       INFORMATION BOOKS)                4,640      $   54
     Koninklijke KPN NV
       (PROVIDER OF
       TELECOMMUNICATIONS SERVICES)      1,270          60
     Royal Dutch Petroleum Co.
       (OWNER OF 60% OF ROYAL
       DUTCH/SHELL GROUP)                1,120          66
     -----------------------------------------------------
                                                       180
 SPAIN--2.0%
     Iberdrola SA
       (ELECTRIC UTILITY)                6,065          93
     -----------------------------------------------------

 SWEDEN--4.1%
     Avesta-Sheffield AB
       (MANUFACTURER OF STAINLESS
       STEEL PRODUCTS)                  23,300         101
     Investor AB
       (INVESTMENT COMPANY)              8,120          91
     -----------------------------------------------------
                                                       192

 SWITZERLAND--8.3%
     ABB, Ltd.
       (SWISS HOLDING COMPANY
       ACTIVE IN POWER GENERATION,
       TRANSMISSION, OIL, TRANSIT
       SYSTEMS)                            972          92
     Georg Fischer AG (Registered)
       (MANUFACTURER OF AUTOMOTIVE
       PRODUCTS AND PIPING SYSTEMS)        256          84
     Swisscom AG
       (OPERATOR OF
       TELECOMMUNICATION NETWORKS
       AND NETWORK APPLICATION
       SERVICES)                           273         103
     UBS AG-Registered
       (PROVIDER OF BANKING AND
       ASSET MANAGEMENT SERVICES)          367         110
     -----------------------------------------------------
                                                       389

                                      NUMBER OF
                                      SHARES OR
                                      PRINCIPAL
                                        AMOUNT      VALUE
 UNITED KINGDOM--17.0%
     Allied Domecq, PLC
       (INTERNATIONAL FOOD, DRINK
       AND HOSPITALITY GROUP)            9,087      $   87
     EMI Group, PLC
       (MUSIC RECORDING AND
       RETAILING COMPANY)               15,892         128
     J Sainsbury, PLC
       (RETAIL DISTRIBUTOR OF FOOD
       THROUGH SUPERMARKETS)             6,351          40
     LASMO, PLC
       (OIL PRODUCTION AND
       EXPLORATION)                     57,554         130
     Marks & Spencer, PLC
       (RETAILER OF CONSUMER GOODS
       AND FOODS)                       15,056          87
     Peninsular and Oriental Steam
       Navigation Co.
       (SHIPPING AND TRANSPORTATION
       COMPANY)                          7,513         113
     Rentokil Intitial, PLC
       (ENVIRONMENTAL SERVICES
       COMPANY)                         23,302          90
     Royal & Sun Alliance Insurance
       Group, PLC
       (INSURANCE COMPANY)              13,363         120
     -----------------------------------------------------
                                                       795
     -----------------------------------------------------
     TOTAL COMMON STOCKS--89.6%
     (Cost: $4,061)                                  4,192
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--3.9%
     Yield--4.60%
     Due--July 1999
     (Cost: $182)                      $   182         182
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $4,569)                                 $4,677
     -----------------------------------------------------

PORTFOLIO OF INVESTMENTS

At June 30, 1999, the Kemper International Growth and Income Portfolio had the following industry diversification (dollars in thousands):

                                                                     VALUE               %
     -------------------------------------------------------------------------------------------
     Finance                                                         $  785             16.8
     -------------------------------------------------------------------------------------------
     Manufacturing                                                      771             16.5
     -------------------------------------------------------------------------------------------
     Consumer Discretionary                                             515             11.0
     -------------------------------------------------------------------------------------------
     Communications                                                     488             10.4
     -------------------------------------------------------------------------------------------
     Service Industries                                                 365              7.8
     -------------------------------------------------------------------------------------------
     Energy                                                             340              7.3
     -------------------------------------------------------------------------------------------
     Durables                                                           235              5.0
     -------------------------------------------------------------------------------------------
     Consumer Staples                                                   174              3.7
     -------------------------------------------------------------------------------------------
     Technology                                                         115              2.5
     -------------------------------------------------------------------------------------------
     Transportation                                                     113              2.4
     -------------------------------------------------------------------------------------------
     Metals & Minerals                                                  101              2.1
     -------------------------------------------------------------------------------------------
     Construction                                                        97              2.1
     -------------------------------------------------------------------------------------------
     Utilities                                                           93              2.0
     -------------------------------------------------------------------------------------------
     TOTAL COMMON STOCKS                                              4,192             89.6
     -------------------------------------------------------------------------------------------
     MONEY MARKET INSTRUMENTS                                           485             10.4
     -------------------------------------------------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO                                      $4,677            100.0
     -------------------------------------------------------------------------------------------


 NOTES TO KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $107,000 (2.21% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1999 aggregated $101,000.

Based on the cost of investments of $4,569,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $284,000, the gross unrealized depreciation was $176,000 and the net unrealized appreciation on investments was $108,000.

See the accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER AGGRESSIVE GROWTH PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)


                                      NUMBER
             COMMON STOCKS           OF SHARES   VALUE
COMMUNICATIONS--6.2%
(a)  MCI WorldCom, Inc.                  500     $   43
(a)  Pinnacle Holdings, Inc.           1,500         37
     Pittway Corp.                       700         24
     -----------------------------------------------------
                                                    104

 CONSUMER DISCRETIONARY--22.8%
(a)  CEC Entertainment, Inc.             800         34
     Cinar Corp.                       1,100         26
(a)  CSK Auto Corp.                      600         16
     Dayton Hudson Corp.                 400         26
     Dollar Tree Stores, Inc.            300         13
(a)  Foodmaker, Inc.                   1,300         37
     Harley-Davidson, Inc.               400         22
(a)  Kohl's Corp.                        200         15
(a)  Linens 'n' Things, Inc.             600         26
(a)  Men's Wearhouse, Inc.               800         20
     Office Depot, Inc.                1,100         24
(a)  O'Reilly Automotive                 300         15
     Regis Corp.                         900         17
(a)  Station Casinos, Inc.             1,400         29
     TJX Companies, Inc.                 500         17
(a)  Tommy Hilfiger Corp.                200         15
(a)  Zale Corp.                          700         28
     -----------------------------------------------------
                                                    380

 CONSUMER STAPLES--1.1%
(a)  Hain Food Group, Inc.               900         19
     -----------------------------------------------------

 DURABLES--3.7%
(a)  Cisco Systems, Inc.                 400         26
(a)  Gilat Satellite Networks, Ltd.      400         21
(a)  Tower Automotive                    600         15
     -----------------------------------------------------
                                                     62

 ENERGY--1.0%
     Halliburton Co.                     300         14
     -----------------------------------------------------

 FINANCIAL--2.7%
     Protective Life Corp.               500         17
     Providian Financial Corp.           300         28
     -----------------------------------------------------
                                                     45

 HEALTH--11.5%
     AmeriSource Health Corp.            100          3
     Bergen Brunswig Corp.             1,000         17
(a)  Biogen, Inc.                        400         26
     Biomet, Inc.                        400         16
(a)  Hanger Orthopedic Group, Inc.     1,000         14
(a)  MedQuist, Inc.                      600         26
     Medtronic, Inc.                     200         16
(a)  ResMed, Inc.                        500         17
(a)  Ventana Medical Systems, Inc.       700         13

 HEALTH--CONTINUED
                                     NUMBER OF
                                     SHARES OR
                                     PRINCIPAL
                                      AMOUNT     VALUE
(a)  VISX, Inc.                          300     $   24
     Xomed Surgical Products, Inc.       400         19
     -----------------------------------------------------
                                                    191

 MANUFACTURING--3.9%
(a)  Applied Micro Circuits Corp.        300         25
(a)  Lexmark International Group,
       Inc.                              600         40
     -----------------------------------------------------
                                                     65

 MEDIA--8.7%
(a)  CBS Corp.                           600         26
(a)  Hispanic Broadcasting Corp.         400         30
(a)  Outdoor Systems, Inc.               700         26
     Time Warner, Inc.                   300         22
(a)  Univision Communication, Inc.       600         40
     -----------------------------------------------------
                                                    144

 SERVICE INDUSTRIES--11.9%
(a)  Concord EFS, Inc.                 1,500         63
     CSG Systems International,
       Inc.                              400         10
(a)  Dycom Industries, Inc.              700         39
     Ecolab, Inc.                        400         17
(a)  Education Management Corp.          500         10
     Metris Companies, Inc.              900         37
     Select Appointments Hldgs.          900         22
     -----------------------------------------------------
                                                    198

 TECHNOLOGY--20.5%
(a)  Comverse Technologies, Inc.         400         30
(a)  Intuit, Inc.                        200         18
(a)  Jabil Circuit                       500         23
     Linear Technology Corp.             600         40
(a)  Mercury Computer Systems, Inc.    1,000         32
(a)  Mercury Interactive Corp.           700         25
(a)  Microsoft Corp.                     300         27
(a)  Novell, Inc.                      1,000         27
     Sanmina Corp.                       400         30
     SDL, Inc.                           400         20
(a)  Solectron Corp.                     300         20
(a)  Verity, Inc.                        400         22
(a)  Vitesse Semiconductor Corp.         400         27
     -----------------------------------------------------
                                                    341
     -----------------------------------------------------
     TOTAL COMMON STOCKS--94.0%
     (Cost: $1,414)                               1,563
     -----------------------------------------------------
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS--6.0%
     Yield--4.60%
     Due--July 1999
     Federal Home Loan Bank
     (Cost: $100)                      $ 100        100
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $1,514)                              $1,663
     -----------------------------------------------------

 NOTES TO KEMPER AGGRESSIVE GROWTH PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $1,514,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $192,000, the gross unrealized depreciation was $43,000 and the net unrealized appreciation on investments was $149,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER VARIABLE SERIES KEMPER TECHNOLOGY GROWTH PORTFOLIO

Portfolio of Investments at June 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)


                                        NUMBER
              COMMON STOCKS           OF SHARES     VALUE
COMMUNICATIONS--2.0%
(a)  Inet Technologies, Inc.            2,000       $   48
(a)  MCI WorldCom, Inc.                   400           34
     Time Warner
       Telecommunications, Inc.           300            9
     -----------------------------------------------------
                                                        91

 CONSUMER DISCRETIONARY--.6%
(a)  Electronic Arts, Inc.                500           27
     -----------------------------------------------------

 DURABLES--5.8%
(a)  Cisco Systems, Inc.                1,424           92
     Lucent Technologies, Inc.          1,275           86
     Nokia AB                             400           37
     Tellabs, Inc.                        700           47
     -----------------------------------------------------
                                                       262

 MANUFACTURING--1.2%
     Corning, Inc.                        800           56
     -----------------------------------------------------

 MEDIA--.6%
     DoubleClick, Inc.                    300           27
     -----------------------------------------------------

 SERVICE INDUSTRIES--1.2%
(a)  America Online, Inc.                 468           52
     -----------------------------------------------------

 TECHNOLOGY--32.2%
(a)  Applied Materials, Inc.            1,289           95
(a)  Ariba, Inc.                          300           29
(a)  BEA Systems, Inc.                  1,000           29
(a)  Business Objects, SA                 800           29
(a)  EMC Corp.                          1,100           60
(a)  Entrust Technologies, Inc.         1,000           33
(a)  Extreme Networks, Inc.               600           35
     Hewlett-Packard Co.                  560           56
     International Business Machines
       Corp.                              620           80

 TECHNOLOGY--CONTINUED
                                      NUMBER OF
                                      SHARES OR
                                      PRINCIPAL
                                        AMOUNT      VALUE
(a)  Intuit, Inc.                         575       $   52
(a)  Juniper Networks, Inc.               700          104
     Linear Technology Corp.            1,035           70
(a)  Macromedia, Inc.                     500           18
(a)  Maxim Integrated Products, Inc.      700           46
(a)  Microsoft Corp.                    1,560          141
     Molex, Inc.                        1,110           35
     Motorola, Inc.                     1,140          108
(a)  Novell, Inc.                         710           19
(a)  PSINet, Inc.                         500           22
     Raytheon Co.                         300           21
     SAP AG                               500           17
(a)  Seagate Technology, Inc.           1,400           36
(a)  Solectron Corp.                    1,150           77
(a)  Sun Microsystems, Inc.             1,262           87
(a)  Synopsys, Inc.                       700           39
     Texas Instruments, Inc.              436           63
(a)  Yahoo!, Inc.                         300           52
     -----------------------------------------------------
                                                     1,453
     -----------------------------------------------------
     TOTAL COMMON STOCKS--43.6%
     (Cost: $1,678)                                  1,968
     -----------------------------------------------------
     MONEY MARKET INSTRUMENTS
(b)  Repurchase agreement
       State Street Bank and Trust
       Company, dated 6/30/99,
       4.75%, due 7/1/99                $ 549          549
     Commercial paper
       Yield--4.60%
       Due--July 1999
     Federal Home Loan Bank             2,000        2,000
     -----------------------------------------------------
     TOTAL MONEY MARKET INSTRUMENTS--56.4%
     (Cost: $2,549)                                  2,549
     -----------------------------------------------------
     TOTAL INVESTMENT PORTFOLIO--100%
     (Cost: $4,227)                                 $4,517
     -----------------------------------------------------

 NOTES TO KEMPER TECHNOLOGY GROWTH PORTFOLIO OF INVESTMENTS

(a) Non-income producing security

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the portfolio so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

Based on the cost of investments of $4,227,000 for federal income tax purposes at June 30, 1999, the gross unrealized appreciation was $320,000, the gross unrealized depreciation was $30,000 and the net unrealized appreciation on investments was $290,000.

See accompanying Notes to Financial Statements.

This report must be preceded or accompanied by the current prospectus.

INVESTMENT MANAGER:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza  Chicago, IL  60606
(Tel) 800-778-1482

Printed on recycled paper.
KVS-3 (8/31/99)   1087490
Printed in the U.S.A.



                                                   [KEMPER VARIABLE SERIES LOGO]